                                                                    EXHIBIT 10.1

                              WILLBROS GROUP, INC.,

                                   AS ISSUER,


                               WILLBROS USA, INC.,

                                  AS GUARANTOR,


                                       AND


                              THE BANK OF NEW YORK,

                                   AS TRUSTEE

                            -------------------------


                  UP TO $84,500,000 AGGREGATE PRINCIPAL AMOUNT

                                       OF

                     6.5% CONVERTIBLE SENIOR NOTES DUE 2012

                             -----------------------


                                    INDENTURE

                          DATED AS OF DECEMBER 23, 2005

                              ---------------------

                                TABLE OF CONTENTS

                                                                                                                PAGE

ARTICLE I DEFINITIONS AND INCORPORATION BY REFERENCE..............................................................1
         Section 1.1.      Definitions............................................................................1
         Section 1.2.      Incorporation by Reference of Trust Indenture Act.....................................15
         Section 1.3.      Rules of Construction.................................................................16
         Section 1.4.      Acts of Holders.......................................................................16

ARTICLE II THE SECURITIES........................................................................................17
         Section 2.1.      Form and Dating.......................................................................17
         Section 2.2.      Execution and Authentication..........................................................19
         Section 2.3.      Registrar, Paying Agent and Conversion Agent..........................................19
         Section 2.4.      Paying Agent to Hold Assets in Trust..................................................20
         Section 2.5.      Holder Lists..........................................................................20
         Section 2.6.      Transfer and Exchange.................................................................20
         Section 2.7.      Replacement Securities................................................................21
         Section 2.8.      Outstanding Securities; Determinations of Holders' Action.............................22
         Section 2.9.      Temporary Securities..................................................................23
         Section 2.10.     Cancellation..........................................................................23
         Section 2.11.     Persons Deemed Owners.................................................................24
         Section 2.12.     Additional Transfer and Exchange Requirements.........................................24
         Section 2.13.     CUSIP Numbers.........................................................................29

ARTICLE III NO OPTIONAL REDEMPTION...............................................................................29
         Section 3.1.      No Right to Redeem....................................................................29
         Section 3.2.      No Sinking Fund.......................................................................29

ARTICLE IV PURCHASE AT THE OPTION OF HOLDERS ON SPECIFIC DATES...................................................29
         Section 4.1.      Optional Put..........................................................................29
         Section 4.2.      Effect of Purchase Notice; Withdrawal of Purchase Notice..............................32
         Section 4.3.      Deposit of Purchase Price.............................................................33
         Section 4.4.      Certificated Securities Purchased in Part.............................................33
         Section 4.5.      Covenant to Comply With Securities Laws Upon Purchase of Securities...................33
         Section 4.6.      Repayment to the Company..............................................................34

ARTICLE V PURCHASE AT THE OPTION OF HOLDERS UPON A FUNDAMENTAL CHANGE............................................34
         Section 5.1.      Fundamental Change Put................................................................34
         Section 5.2.      Effect of Fundamental Change Purchase Notice..........................................37
         Section 5.3.      Deposit of Fundamental Change Purchase Price..........................................38
         Section 5.4.      Certificated Securities Purchased in Part.............................................38
         Section 5.5.      Covenant to Comply With Securities Laws Upon Purchase of Notes........................38
         Section 5.6.      Repayment to the Company..............................................................39

ARTICLE VI COVENANTS.............................................................................................39
         Section 6.1.      Payment of Notes......................................................................39
         Section 6.2.      SEC and Other Reports to the Trustee..................................................40
         Section 6.3.      Compliance Certificate................................................................41
         Section 6.4.      Further Instruments and Acts..........................................................41
         Section 6.5.      Maintenance of Office or Agency of the Trustee, Registrar, Paying Agent and
                           Conversion Agent......................................................................41
         Section 6.6.      Delivery of Information Required Under Rule 144A......................................42
         Section 6.7.      Waiver of Stay, Extension or Usury Laws...............................................42
         Section 6.8.      Statement by Officers as to Default...................................................42
         Section 6.9.      Payment of Additional Amounts.........................................................42
         Section 6.10.     Indemnification for Foreign Currency Judgments........................................44
         Section 6.11.     Maintenance of Corporate Existence....................................................44
         Section 6.12.     Additional Subsidiary Guarantees and Liens............................................45
         Section 6.13.     Limitation on Indebtedness............................................................45
         Section 6.14.     Limitations Relating to 2.75% Notes...................................................46

ARTICLE VII SUCCESSOR CORPORATION................................................................................46
         Section 7.1.      When Company May Merge or Transfer Assets.............................................46

ARTICLE VIII DEFAULTS AND REMEDIES...............................................................................47
         Section 8.1.      Events of Default.....................................................................47
         Section 8.2.      Acceleration..........................................................................49
         Section 8.3.      Other Remedies........................................................................50
         Section 8.4.      Waiver of Past Defaults...............................................................50
         Section 8.5.      Control by Majority...................................................................51
         Section 8.6.      Limitation on Suits...................................................................51
         Section 8.7.      Rights of Holders to Receive Payment or to Convert....................................51
         Section 8.8.      Collection Suit by Trustee............................................................52
         Section 8.9.      Trustee May File Proofs of Claim......................................................52
         Section 8.10.     Priorities............................................................................53
         Section 8.11.     Undertaking for Costs.................................................................53

ARTICLE IX TRUSTEE...............................................................................................53
         Section 9.1.      Duties of Trustee.....................................................................53
         Section 9.2.      Rights of Trustee.....................................................................54
         Section 9.3.      Individual Rights of Trustee..........................................................56
         Section 9.4.      Trustee's Disclaimer..................................................................56
         Section 9.5.      Notice of Defaults....................................................................56
         Section 9.6.      Reports by Trustee to Holders.........................................................57
         Section 9.7.      Compensation and Indemnity............................................................57
         Section 9.8.      Replacement of Trustee................................................................58
         Section 9.9.      Successor Trustee by Merger...........................................................59
         Section 9.10.     Eligibility; Disqualification.........................................................59
         Section 9.11.     Preferential Collection of Claims Against Company.....................................59

ARTICLE X DISCHARGE OF INDENTURE.................................................................................59
         Section 10.1.     Discharge of Liability on Securities..................................................59
         Section 10.2.     Repayment to the Company..............................................................60

ARTICLE XI AMENDMENTS............................................................................................60
         Section 11.1.     Without Consent of Holders of Notes...................................................60
         Section 11.2.     With Consent of Holders of Notes......................................................61
         Section 11.3.     Compliance with Trust Indenture Act...................................................62
         Section 11.4.     Revocation and Effect of Consents, Waivers and Actions................................62
         Section 11.5.     Notation on or Exchange of Securities.................................................63
         Section 11.6.     Trustee to Sign Supplemental Indentures...............................................63
         Section 11.7.     Effect of Supplemental Indentures.....................................................63

ARTICLE XII CONVERSION...........................................................................................63
         Section 12.1.     Conversion Right......................................................................63
         Section 12.2.     Conversion Procedures; Conversion Rate; Fractional Shares.............................64
         Section 12.3.     Adjustment of Conversion Rate.........................................................66
         Section 12.4.     Make-Whole Premium....................................................................75
         Section 12.5.     Consolidation or Merger of the Company................................................78
         Section 12.6.     Notice of Adjustment..................................................................80
         Section 12.7.     Notice in Certain Events..............................................................80
         Section 12.8.     Company to Reserve Stock; Registration; Listing.......................................81
         Section 12.9.     Taxes on Conversion...................................................................81
         Section 12.10.    Conversion After Regular Record Date..................................................82
         Section 12.11.    Company Determination Final...........................................................82
         Section 12.12.    Responsibility of Trustee for Conversion Provisions...................................83
         Section 12.13.    Unconditional Right of Holders to Convert.............................................83
         Section 12.14.    Option to Satisfy Conversion Obligation with Cash, Common Stock or Combination
                           Thereof...............................................................................83
         Section 12.15.    Limitation on Conversion..............................................................85

ARTICLE XIII SUBORDINATION.......................................................................................86
         Section 13.1.     Agreement To Subordinate..............................................................86
         Section 13.2.     Liquidation, Dissolution, Bankruptcy..................................................86
         Section 13.3.     Default on Credit Agreement Indebtedness..............................................86
         Section 13.4.     Acceleration of Payment...............................................................87
         Section 13.5.     When Payments Must Be Paid Over.......................................................87
         Section 13.6.     Subrogation...........................................................................87
         Section 13.7.     Relative Rights.......................................................................87
         Section 13.8.     Subordination May Not Be Impaired by the Company or the Guarantor.....................88
         Section 13.9.     Distribution or Notice to Representative..............................................88
         Section 13.10.    ARTICLE XIII Not To Limit Right To Accelerate.........................................88
         Section 13.11.    Trustee Not Fiduciary for Holders of Credit Agreement Indebtedness....................88
         Section 13.12.    Reliance by Holders of Credit Agreement Indebtedness on Subordination Provisions......88

ARTICLE XIV SUBSIDIARY GUARANTEE.................................................................................88
         Section 14.1.     Guarantee.............................................................................88
         Section 14.2.     Subordination on Guarantor Liability..................................................90
         Section 14.3.     Guarantor May Consolidate, etc., on Certain Terms.....................................90
         Section 14.4.     Release of the Subsidiary Guarantee...................................................90

ARTICLE XV MISCELLANEOUS.........................................................................................91
         Section 15.1.     Trust Indenture Act Controls..........................................................91
         Section 15.2.     Notices...............................................................................91
         Section 15.3.     Communication by Holders with Other Holders...........................................92
         Section 15.4.     Certificate and Opinion as to Conditions Precedent....................................92
         Section 15.5.     Statements Required in Certificate or Opinion.........................................93
         Section 15.6.     Separability Clause...................................................................93
         Section 15.7.     Rules by Trustee, Paying Agent, Conversion Agent, Registrar...........................93
         Section 15.8.     Legal Holidays........................................................................93
         Section 15.9.     Governing Law; Submission to Jurisdiction; Service of Process.........................93
         Section 15.10.    No Recourse Against Others............................................................94
         Section 15.11.    Successors............................................................................94
         Section 15.12.    Multiple Originals....................................................................95
         Section 15.13.    Table of Contents, Headings, Etc......................................................95

EXHIBIT A         Form of Security
EXHIBIT B         Form of Certificate to be Delivered by Transferee in Connection with Transfers to Institutional
                  Accredited Investors
EXHIBIT C         Form of Restrictive Legend for Common Stock Issues Upon Conversion

                  THIS INDENTURE, dated as of December 23, 2005, is between Willbros Group, Inc., a Panamanian corporation (the "COMPANY"), Willbros USA, Inc., a Delaware corporation (the "GUARANTOR"), and The Bank of New York, a New York banking corporation, as Trustee (the "TRUSTEE").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the creation of an issue of its 6.5% Convertible Senior Notes due 2012 (the "NOTES") having the terms, tenor, amount and other provisions hereinafter set forth, and, to provide therefor, the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Securities, when the Securities are duly issued and executed by the Company and duly authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company and the Guarantor, in accordance with their and its terms, have been done.

                   NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Securities:

                                   ARTICLE I
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1.      Definitions.

                  "2.75% NOTES" means the 2.75% convertible senior notes due 2024 issued by the Company pursuant to that certain indenture dated as of March 12, 2004 by and between the Company and JP Morgan Chase Bank, as trustee (the "2004 INDENTURE").

                  "ADDITIONAL AMOUNTS" has the meaning set forth in Section 6.9.

                  "ADDITIONAL INTEREST" has the meaning set forth in the Registration Rights Agreement.

                  "ADDITIONAL SHARES" has the meaning set forth in the Registration Rights Agreement.

                  "AFFILIATE" of any specified person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct or cause the direction of the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "AGENT MEMBERS" has the meaning set forth in Section 2.1(c).

                  "AGREEMENT CURRENCY" has the meaning set forth in Section
6.10.

                  "APPLICABLE PROCEDURES" means, with respect to any transfer or transaction involving a Global Security or beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transaction and as in effect from time to time.

                  "APPLICABLE STOCK" means (a) the Common Stock and/or (b) in the event of a transaction referred to in Section 12.5 in which the Securities become convertible into Equity Interests of another Person, such Equity Interests or any other Equity Interests into which such Equity Interests shall be reclassified or changed.

                  "BANKRUPTCY LAW" means Title 11, United States Code, or any similar United States federal or state law or any similar foreign law for the relief of debtors.

                  "BLOCKAGE NOTICE" has the meaning set forth in Section 13.3.

                  "BOARD OF DIRECTORS" means either the board of directors of the Company or any duly authorized committee of such board.

                  "BOARD RESOLUTION" means a resolution of the Board of Directors.

                  "BUSINESS DAY" means each day of the year other than a Saturday or a Sunday or other day on which banking institutions in the City of New York are required or authorized by law, regulation or executive order to close.

                  "CALCULATION AGENT" has the meaning set forth in Section 12.4(e).

                  "CAPITAL STOCK" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock and limited liability company or partnership interests (whether general or limited) but excluding any debt securities convertible into such equity.

                  "CAPITALIZED LEASE OBLIGATIONS" means an obligation that is required to be classified and accounted for as a capitalized lease for financial reporting purposes in accordance with GAAP, and the amount of Indebtedness represented by such obligation will be the capitalized amount of such obligation at the time any determination thereof is to be made as determined in accordance with GAAP, and the stated maturity thereof will be the date of the last payment of rent or any other amount due under such lease prior to the first date such lease may be terminated without penalty.

                  The term "CASH" means such coin or currency of the United States as at any time of payment is legal tender for the payment of public and private debts.

                  "CASH AMOUNT" has the meaning set forth in Section 12.14(a).

                  "CASH EQUIVALENTS" means:

                  (a) securities issued or directly and fully guaranteed or insured by the United States Government or any agency or instrumentality of the United States (provided that the full faith and credit of the United States is pledged in support thereof), having maturities of not more than one year from the date of acquisition;

                  (b) marketable general obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition and, at the time of acquisition, having a credit rating of "A" or better from either Standard & Poor's Ratings Services or Moody's Investors Service, Inc.;

                  (c) certificates of deposit, time deposits, eurodollar time deposits, overnight bank deposits or bankers' acceptances having maturities of not more than one year from the date of acquisition thereof issued by any commercial bank the long-term debt of which is rated at the time of acquisition thereof at least "A" or the equivalent thereof by Standard & Poor's Ratings Services, or "A" or the equivalent thereof by Moody's Investors Service, Inc., and having combined capital and surplus in excess of $250 million;

                  (d) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (a), (b) and
(c) entered into with any bank meeting the qualifications specified in clause
(c) above;

                  (e) commercial paper rated at the time of acquisition thereof at least "A-2" or the equivalent thereof by Standard & Poor's Ratings Services or "P-2" or the equivalent thereof by Moody's Investors Service, Inc., or carrying an equivalent rating by a nationally recognized rating agency, if both of the two named rating agencies cease publishing ratings of investments, and in any case maturing within one year after the date of acquisition thereof; and

                  (f) interests in any investment company or money market fund which invests 95% or more of its assets in instruments of the type specified in clauses (a) through (e) above.

                  "CASH SETTLEMENT AVERAGING PERIOD" has the meaning set forth in Section 12.14(a).

                  "CERTIFICATED NOTES" or "CERTIFICATED SECURITIES" means Securities that are in substantially the form attached hereto as Exhibit A and that do not include the information called for by footnote 1 thereof.

                  "CLOSING SALE PRICE" means with respect to a share of Applicable Stock on any Trading Day, the closing sale price of a share of Applicable Stock (or, if no closing sale price is reported, the average of the bid and ask prices or, if there is more than one bid or ask price, the average of the average bid and the average ask prices) on such Trading Day (a) on the U.S. principal national securities exchange on which the Applicable Stock is listed or, (b) if the shares of Applicable Stock are not listed for trading on a U.S. national securities exchange, as reported by the Nasdaq National Market. If the Applicable Stock is not so listed or quoted, the "Closing Sale Price" shall be the last quoted bid for the Applicable Stock in the over-the-counter market on the relevant date as reported by the Pink Sheets LLC or similar organization. If the Applicable Stock is not so quoted, the "Closing Sale Price" shall be the average of the midpoint of the last bid and ask prices for the Applicable Stock on the relevant date from each of at least three nationally recognized independent investment banking firms selected by the Company for this purpose.

                  "CODE" means the Internal Revenue Code of 1986, as amended.

                  "COMMODITY AGREEMENT" means any commodity futures contract, commodity option or other similar agreement or arrangement entered into by the Company or any Subsidiary designed to protect the Company or any of its Subsidiaries against fluctuations in the price of commodities actually used in the ordinary course of business of the Company and its Subsidiaries.

                  "COMMON STOCK" means the common stock, $0.05 par value per share, of the Company as that stock exists on the date of this Indenture or any other Equity Interests of the Company into which such Common Stock shall be reclassified or changed; provided, that after the consummation of any transaction referred to in Section 12.5, all references to "Common Stock" shall, to the extent necessary to protect the interests of the Holders of the Securities, become references to "Applicable Stock."

                  "COMPANY REQUEST" or "COMPANY ORDER" means a written request or order signed in the name of the Company by any two Officers, at least one of whom is the Chief Executive Officer or the Chief Financial Officer.

                  "COMPANY" means the party named as the "Company" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, means such successor. The foregoing sentence shall likewise apply to any subsequent successor or successors to such successors.

                  "COMPANY NOTICE" has the meaning set forth in Section 4.1(b).

                  "CONSOLIDATED EBITDA" means, for the Company and its Subsidiaries determined on a consolidated basis, as of any date of determination, without duplication, the Consolidated Net Income for such period, plus the following to the extent deducted in calculating such Consolidated Net
Income:

                  (a) Consolidated Interest Charges; plus

                  (b) the provision for federal, state, local and foreign income taxes of the Company and its Subsidiaries; plus

                  (c) consolidated depreciation expense of the Company and its Subsidiaries; plus

                  (d) consolidated amortization expense or impairment charges of the Company and its Subsidiaries recorded in connection with the application of Financial Accounting Standard No. 142 "Goodwill and Other Intangibles" and Financial Accounting Standard No. 144 "Accounting for the Impairment or Disposal of Long Lived Assets;" plus

                  (e) other non-cash charges of the Company and its Subsidiaries reducing Consolidated Net Income (excluding any such non-cash charge to the extent it represents an accrual of or reserve for cash charges in any future period or amortization of a prepaid cash expense that was paid in a prior period not included in the calculation); less

                  (f) noncash items of the Company and its Subsidiaries increasing Consolidated Net Income for such period (excluding any items which represent the reversal of any accrual of, or reserve for, anticipated cash charges made in any prior period).

                  "CONSOLIDATED FUNDED INDEBTEDNESS" means, for the Company and its Subsidiaries determined on a consolidated basis, as of any date of determination, without duplication, the sum of: (a) the outstanding principal amount of all obligations of the Company and its Subsidiaries, whether current or long-term, for borrowed money and all obligations evidenced by bonds, debentures, notes, loan agreements or other similar instruments; (b) all purchase money Indebtedness of the Company and its Subsidiaries (except as provided in clause (c) below); (c) all obligations of the Company and its Subsidiaries in respect of the deferred purchase price of property or services (other than trade accounts payable and accrued liabilities incurred in the ordinary course of business generally consistent with past practice); (d) all Guarantees with respect to outstanding Indebtedness of the types specified in clauses (a) through (c) above; and (e) all Indebtedness of the types referred to in clauses (a) through (d) above of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which the Company or its Subsidiaries is a general partner or joint venturer, unless such Indebtedness is expressly made non-recourse to the Company or any such Subsidiary but shall exclude the aggregate amount of all obligations of the Company and Subsidiaries, whether current or long-term, related to or arising in connection with letters of credit, Capitalized Lease Obligations (such exclusion for Capitalized Lease Obligations not to exceed an aggregate amount of $50,000,000) and financing of insurance premiums.

                  "CONSOLIDATED INTEREST CHARGES" means, for the Company and its Subsidiaries determined on a consolidated basis, as of any date of determination, without duplication, the sum of all interest, premium payments, debt discount, fees, charges and related expenses of the Company and its Subsidiaries in connection with Indebtedness (including capital interest) or in connection with the deferred purchase price of assets purchased by the Company and its Subsidiaries, in each case to the extent treated as interest in accordance with GAAP, including the portion of rent expenses with respect to such period under Capitalized Leases that is treated as interest in accordance with GAAP.

                  "CONSOLIDATED LEVERAGE RATIO" means, as of any date of determination, the ratio of (a) Consolidated Funded Indebtedness as of such date to (b) Consolidated EBITDA for the period of the most recent four consecutive fiscal quarters ending prior to the date of such determination.

                  "CONSOLIDATED NET INCOME" means, for any period, the net income (loss) of the Company and its consolidated Subsidiaries determined in accordance with GAAP; provided, however, that there will not be included in such Consolidated Net Income:

                  (g) any gain (loss) realized upon the sale or other disposition of any property, plant or equipment of the Company or its consolidated Subsidiaries which is not sold or otherwise disposed of in the ordinary course of business and any gain (loss) realized upon the sale or other disposition of any Capital Stock of any Person;

                  (h) any extraordinary gain or loss; and

                  (i) the cumulative effect of a change in accounting principles.

                  "CONVERSION AGENT" has the meaning set forth in Section 2.3.

                  "CONVERSION NOTICE" has the meaning set forth in Section 12.2(b).

                  "CONVERSION OBLIGATION" has the meaning set forth in Section 12.14(a).

                  "CONVERSION PRICE" means, at any time, $1,000 divided by the Conversion Rate in effect at such time, rounded to two decimal places (rounded up if the third decimal place thereof is 5 or more and otherwise rounded down).

                  "CONVERSION RATE" means the number of shares of Common Stock issuable upon conversion of each $1,000 of principal amount of Notes, which is initially 56.9606 shares, subject to adjustments as set forth in this Indenture.

                  "CORPORATE TRUST OFFICE" means the principal office of the Trustee in the Borough of Manhattan, New York City, at which at any time its corporate trust business shall be administered, which office at the date hereof is located at 101 Barclay Street, Floor 8W, New York, NY 10286, Attention:
Corporate Trust Administration, or such other address in the Borough of Manhattan, New York City, as the Trustee may designate from time to time by notice to the Holders and the Company, or the principal corporate trust office in the Borough of Manhattan, New York City, of any successor Trustee (or such other address as a successor Trustee may designate from time to time by notice to the Holders and the Company).

                  "CREDIT AGREEMENT" means the Amended and Restated Credit Agreement dated as of March 12, 2004, as previously amended by the First Amendment and Waiver dated as of August 6, 2004, the Second Amendment and Waiver dated as of July 19, 2005, the Third Amendment and Waiver dated as of November 23, 2005 and the Fourth Amendment and Waiver dated as of December 21, 2005, among the Company and the Subsidiaries and the financial institutions parties thereto, as such is amended, restated, supplemented, replaced or refinanced from time to time.

                  "CREDIT AGREEMENT INDEBTEDNESS" means all indebtedness, obligations and other liabilities of the Company and its Subsidiaries, or any of them, now or hereafter existing in favor of the Banks and the Agent (as defined under the Credit Documents) or any parties replacing the Banks and/or the Agent in connection with any refinancing of such Indebtedness, obligations and/or other liabilities, whether for principal (including, without limitation, protective advances), reimbursement obligations, interest (including interest accruing subsequent to the filing of any petition initiating any bankruptcy, reorganization, arrangement, dissolution or liquidation, whether or not a claim for such interest is allowed in any such proceeding), guaranteed obligations, fees, premiums, indemnities, costs, expenses (including, without limitation, auditor, legal and other professional fees, costs and expenses), or otherwise.

                  "CREDIT DOCUMENTS" means the Credit Agreement and the other Credit Documents, as defined in the Credit Agreement, each as may be amended, restated, supplemented, modified, extended, renewed, refinanced or replaced from time to time, and any replacement thereof in connection with any refinancing of the Credit Agreement Indebtedness.

                  "CREDIT FACILITY" means the "Loans" and "Letters of Credit" described in the Credit Agreement.

                  "CURRENCY AGREEMENT" means, in respect of a Person, any foreign exchange contract, currency swap agreement, futures contract, option contract or other similar agreement as to which such Person is a party or a beneficiary.

                  "CURRENT MARKET PRICE" has the meaning set forth in Section 12.3(g).

                  "CUSTODIAN" means any receiver, trustee, assignee, liquidator, custodian or similar official under any Bankruptcy Law.

                  "DEFAULT" means, when used with respect to the Notes, any event which is, or after notice or passage of time or both would be, an Event of Default.

                  "DEPOSITARY" means, with respect to any Global Securities, a securities clearing agency that is registered as such under the Exchange Act and is designated by the Company to act as Depositary for such Global Securities (or any successor securities clearing agency so registered), which shall initially be DTC.

                  The term "DISTRIBUTED ASSETS" has the meaning set forth in
Section 12.3(d)(A).

                  "DTC" means The Depository Trust Company, a New York corporation.

                  "EFFECTIVE DATE" has the meaning set forth in Section 12.4(a).

                  "EQUITY INTEREST" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock or other equity participations, including partnership interests, whether general or limited, of such Person.

                  "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.

                  "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended or any successor statute thereto.

                  "EXCESS AMOUNT" means, with respect to each $1,000 of principal amount of a Security, as of any conversion date, a dollar amount equal to the excess of (a) the product of (i) the Conversion Rate at such time multiplied by (ii) the Closing Sale Price on the last Trading Day prior to such conversion date over (b) $1,000, if any.

                  "EXCESS AMOUNT CONVERSION OBLIGATION" has the meaning set forth in Section 12.14(a).

                  "EXCLUDED HOLDER" has the meaning set forth in Section 6.9.

                  "EXPIRATION TIME" has the meaning set forth in Section
12.3(f).

                  "FAIR MARKET VALUE" has the meaning set forth in Section 12.3(g).

                  "FINAL NOTICE DATE" has the meaning set forth in Section 12.14(a).

                  "FUNDAMENTAL CHANGE" means the occurrence of any of the following events: (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act), is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act, except that a Person shall be deemed to have beneficial ownership of all shares that such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than 50% of the total outstanding Voting Stock of the Company; (ii) at any time after the date hereof individuals who at the beginning of such period constituted the Board of Directors (together with any new directors whose election to such Board of Directors or whose nomination for election by the stockholders of the Company was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of such Board of Directors then in office; (iii) the Company consolidates with or merges with or into any Person or conveys, transfers, sells or otherwise disposes of or leases all or substantially all of its properties and assets to any Person, or any corporation consolidates with or merges into or with the Company, in any such event pursuant to a transaction in which the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities or other property, other than any such transaction where the outstanding Voting Stock of the Company is not changed or exchanged at all (except to the extent necessary to reflect a change in the jurisdiction of incorporation of the Company), or where (A) the outstanding Voting Stock of the Company is changed into or exchanged for cash, securities and other property (other than Equity Interests of the surviving corporation) and (B) the stockholders of the Company immediately before such transaction own, directly or indirectly, immediately following such transaction, more than 50% of the total outstanding Voting Stock of the surviving corporation; (iv) the Company is liquidated or dissolved or adopts a plan of liquidation or dissolution other than in a transaction which complies with the provisions described under ARTICLE VII; or (v) the Notes are no longer convertible into Applicable Stock that is listed on the New York Stock Exchange or another established U.S. national securities exchange or traded on an established automated over-the-counter trading market in the United States.

                  A Fundamental Change shall not be deemed to have occurred if, in the case of a merger or consolidation described in clause (iii) of the definition of Fundamental Change, at least 95% of the consideration, excluding cash payments for fractional shares and cash payments pursuant to dissenters' approval rights, in the merger or consolidation constituting the Fundamental Change, consists of common stock traded on a U.S. national securities exchange or quoted on the Nasdaq National Market (or which shall be so traded or quoted when issued or exchanged in connection with such Fundamental Change) and as a result of such transaction or transactions the Notes become convertible solely into such common stock, excluding cash payments for fractional shares.

                  "FUNDAMENTAL CHANGE NOTICE" has the meaning set forth in
Section 5.1(b).

                  "FUNDAMENTAL CHANGE PURCHASE DATE" means the Effective Date for a Fundamental Change; provided, however, that with respect to any Securities for which a Fundamental Change Purchase Notice has been delivered after the Effective Date and during the Fundamental Change Purchase/Conversion Period, the Fundamental Change Purchase Date with respect to such Securities shall mean the date that is three (3) Business Days following the end of the Fundamental Change Purchase/Conversion Period.

                  "FUNDAMENTAL CHANGE PURCHASE NOTICE" has the meaning set forth in Section 5.1(c).

                  "FUNDAMENTAL CHANGE PURCHASE/CONVERSION PERIOD" means a period beginning on the date the Company or Trustee sends a Fundamental Change Notice and ending 30 Trading Days after the Effective Date.

                  "FUNDAMENTAL CHANGE PURCHASE PRICE" has the meaning set forth in Section 5.1(a).

                  "GAAP" means generally accepted accounting principles in the United States of America as in effect from time to time, including those set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or in such other statements by such other entity as approved by a significant segment of the accounting profession. All ratios and computations based on GAAP contained in this Indenture will be computed in conformity with GAAP.

                  "GUARANTEE" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, of all or any part of any Indebtedness in any manner including, without limitation, by way of a pledge of assets or through letters of credit or reimbursement agreements in respect thereof.

                  "GUARANTOR" means the party named as the "Guarantor" in the first paragraph of this Indenture. The foregoing sentence shall likewise apply to any subsequent successor or successors to such successors.

                  "GLOBAL SECURITIES" means Securities that are in substantially the form attached hereto as Exhibit A and that include the information called for by footnotes 1 and 3 thereof and that are deposited with the Depositary or its custodian and registered in the name of, the Depositary or its nominee.

                  "HEDGING OBLIGATIONS" of any Person means the obligations of such Person pursuant to any Interest Rate Agreement, Currency Agreement or Commodity Agreement.

                  "HOLDER" means a person in whose name a Security, including any Global Security, is registered on the Registrar's books.

                  "INCUR" means issue, create, assume, Guarantee, incur or otherwise be or become liable for; and the terms "Incurred" and "Incurrence" have meanings correlative to the foregoing.

                  "INDEBTEDNESS" means, with respect to any person,

                  (a) all obligations, contingent or otherwise, of such person
(i) for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such person or only to a portion thereof), (ii) evidenced by a note, debenture, bond or written instrument (including a purchase money obligation), (iii) in respect of leases of such person required, in conformity with GAAP, to be accounted for as capitalized lease obligations on the balance sheet of such person, or (iv) in respect of letters of credit (including reimbursement obligations with respect thereto), local guarantees or bankers' acceptances;

                  (b) all obligations secured by a mortgage, pledge, lien, encumbrance, charge or adverse claim affecting title or resulting in an encumbrance to which the property or assets of such person are subject and as are reflected as debt on the balance sheet of such person, whether or not the obligations secured thereby shall have been assumed by or shall otherwise be such person's legal liability;

                  (c) all obligations of such person under interest rate and currency swap agreements, cap, floor and collar agreements, spot and forward contracts and similar agreements and arrangements; and

                  (d) all obligations of others of the type described in clause
(a), (b) or (c) above assumed by or guaranteed in any manner by such person or in effect guaranteed by such person through an agreement to purchase, contingent or otherwise (and the obligations of such person under any such assumptions, guarantees or other such arrangements).

                  "INDENTURE" means this Indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are explicitly incorporated in this Indenture by reference to the TIA.

                  "INSTITUTIONAL ACCREDITED INVESTOR" means an institutional investor that is an "accredited investor" as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

                  "INTEREST PAYMENT DATE" has the meaning set forth in Exhibit A attached hereto.

                  "INTEREST RATE AGREEMENT" means, with respect to any Person, any interest rate protection agreement, interest rate future agreement, interest rate option agreement, interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedge agreement or other similar agreement or arrangement as to which such Person is party or a beneficiary.

                  "ISSUE DATE" means the first date on which the Notes are issued under this Indenture.

                  "JUDGMENT CURRENCY" has the meaning set forth in Section 6.10.

                  "LEGAL HOLIDAY" means any day other than a Business Day.

                  "MAKE-WHOLE PREMIUM" has the meaning set forth in Section 12.4(b).

                  "MAKE-WHOLE PREMIUM TABLE" has the meaning set forth in
Section 12.4(b).

                  "MARKET PRICE" means, as of any Purchase Date, the average of the Closing Sale Prices of the Applicable Stock for the five Trading Day period ending on the third Business Day prior to the applicable Purchase Date (if the third Business Day prior to the applicable Purchase Date is a Trading Day or, if it is not a Trading Day, then on the last Trading Day prior to such third Business Day), appropriately adjusted to take into account the occurrence, during the period commencing on the first of such Trading Days during such period and ending on such Purchase Date, of any event that would result in an adjustment to the Conversion Rate pursuant to Section 12.3 hereof.

                  "NOTES" has the meaning set forth in the Recitals of this Indenture.

                  "OFFICER" means the Chief Executive Officer, the President, the Chief Financial Officer, any Vice President, the Treasurer, or the Secretary of the Company.

                  "OFFICERS' CERTIFICATE" means a written certificate containing the information specified in Section 15.4 and Section 15.5, signed in the name of the Company by any two Officers, and delivered to the Trustee. An Officers' Certificate given pursuant to Section 6.3 shall be signed by the principal executive officer, principal financial officer or the principal accounting officer of the Company.

                  "OPINION OF COUNSEL" means a written opinion containing the information specified in Section 15.4 and Section 15.5, from legal counsel. The counsel may be an employee of, or counsel to, the Company.

                  "PAYING AGENT" has the meaning set forth in Section 2.3.

                  "PAYMENT BLOCKAGE PERIOD" has the meaning set forth in Section 13.3.

                  "PERMITTED AMENDMENT" has the meaning set forth in Section
6.14.

                  "PERMITTED INDEBTEDNESS" has the meaning set forth in Section 6.13.

                  "PERSON" or "PERSON" means any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof (and for purposes of the definition of "Fundamental Change" shall also have the meaning set forth in such definition).

                  "PREFERRED STOCK" as applied to the Capital Stock of any corporation, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of Capital Stock of any other class of such corporation.

                  "PRINCIPAL CONVERSION SETTLEMENT ELECTION" has the meaning set forth in Section 12.2(a).

                  "PUBLIC NOTICE" by the Company shall mean publication of a notice in a newspaper of general circulation in the City of New York or through such other public medium as the Company may use at that time and publication of such information on the Company's corporate website.

                  "PURCHASE AGREEMENT" has the meaning set forth in Section 2.1(a).

                  "PURCHASE DATE" has the meaning set forth in Section 4.1(a).

                  "PURCHASE NOTICE" has the meaning set forth in Section 4.1(c).

                  "PURCHASE PRICE" has the meaning set forth in Section 4.1(a).

                  "QIB" means a "qualified institutional buyer" as defined in Rule 144A.

                  "RECORD DATE" has the meaning set forth in Section 12.3(g).

                  "REFERENCE PERIOD" has the meaning set forth in Section 12.3(d)(B).

                  "REGISTRAR" has the meaning set forth in Section 2.3.

                  "REGISTER" has the meaning set forth in Section 2.3.

                  "REGISTRATION DEFAULT PERIOD" has the meaning set forth in the Registration Rights Agreement.

                  "REGISTRATION RIGHTS AGREEMENT" means the Registration Rights Agreement, dated December 23, 2005, among the Company and the initial purchasers party thereto.

                  "REGULAR RECORD DATE" has the meaning set forth in Exhibit A attached hereto.

                  "RESPONSIBLE OFFICER" means, when used with respect to the Trustee, the officer within the corporate trust department of the Trustee having direct responsibility for the administration of this Indenture.

                  "RESTRICTED CERTIFICATED SECURITY" means a Certificated Security which is a Transfer Restricted Security.

                  "RESTRICTED GLOBAL SECURITY" means a Global Security that is a Transfer Restricted Security.

                  "RESTRICTED SECURITY" means a Restricted Certificated Security or a Restricted Global Security.

                  "RULE 144" means Rule 144 under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "RULE 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

                  "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

                  "SECURITIES" means the Notes.

                  "SECURITIES ACT" means the United States Securities Act of 1933, as amended, or any successor statute thereto.

                   "SETTLEMENT NOTICE PERIOD" has the meaning set forth in
Section 12.14(a).

                  "SHELF REGISTRATION STATEMENT" means any registration statement to be filed by the Company covering resales by Holders of the Common Stock issuable upon conversion of the Notes, as specified in the Registration Rights Agreement.

                  "SIGNIFICANT SUBSIDIARY" means any existing or future, direct or indirect, Subsidiary of the Company that would constitute a "significant subsidiary" as such term is defined under Rule 1.02 of Regulation S-X.

                  "SPECIAL RECORD DATE" has the meaning set forth in Exhibit A attached hereto.

                  "SPIN-OFF" has the meaning set forth in Section 12.3(d)(C).

                  "STATED MATURITY", when used with respect to any Note, means December 15, 2012.

                  "STOCK PRICE" has the meaning set forth in Section 12.4(c).

                  "STOCK PRICE CAP" has the meaning set forth in Section
12.4(c).

                  "STOCK PRICE THRESHOLD" has the meaning set forth in Section 12.4(c).

                  "STOCKHOLDER RIGHTS PLAN" has the meaning set forth in Section 12.3(f).

                  "SUBSIDIARY" means any person of which at least a majority of the outstanding Voting Stock shall at the time directly or indirectly be owned or controlled by the Company or by one or more Subsidiaries or by the Company and one or more Subsidiaries.

                  "SUBSIDIARY GUARANTEE" means the Guarantee by the Guarantor of the Company's payment obligations under this Indenture and on the Notes, executed pursuant to the provisions of this Indenture.

                  "SURRENDERED SECURITY" has the meaning set forth in Section 12.2(a).

                  "TAXES" means any tax, duty, levy, impost, assessment or other governmental charge of whatever nature imposed or levied by or on behalf of the Government of Panama or by an authority or agency therein or thereof having the power to tax, including any interest, penalties or other charges in respect thereof.

                  "TERRITORY" has the meaning set forth in Section 6.9.

                  "TIA" means the United States Trust Indenture Act of 1939 as in effect on the date of this Indenture, provided, however, that in the event the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.

                  "TRADING DAY" means a day during which trading in securities generally occurs on the principal U.S. national securities exchange on which the Applicable Stock is then listed for trading or, if the Applicable Stock is not listed on a U.S. national securities exchange, on the Nasdaq National Market system or, if the Applicable Stock is not so listed for trading or quoted, on the principal other market on which the Applicable Stock is then traded (provided that no day on which trading of the Applicable Stock is suspended on such exchange or other trading market will count as a Trading Day) (it being understood that for purposes of this definition an exchange or market shall include obtaining quotations or prices as provided in the last two sentences of the definition of "Closing Sale Price," if applicable).

                  "TRANSFER CERTIFICATE" has the meaning set forth in Section 2.12(e).

                  "TRANSFER RESTRICTED SECURITY" has the meaning set forth in
Section 2.12(e).

                  "TRIGGER EVENT" has the meaning set forth in Section
12.3(d)(D).

                  "TRUSTEE" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor. The foregoing sentence shall likewise apply to any subsequent such successor or successors.

                  "UNDISRUPTED TRADING DAY" means a Trading Day on which the Applicable Stock does not experience any of the following at any time during the one-hour period ending at the conclusion of the regular Trading Day:

                  (a) any suspension of or limitation imposed on trading of the Applicable Stock on any national securities exchange or association or over-the-counter market;

                  (b) any event (other than an event listed in clause (c) below) that disrupts or impairs the ability of market participants in general to (i) effect transactions in or obtain market values for the Applicable Stock on any relevant national securities exchange or association or over-the-counter market or (ii) effect transactions in or obtain market values for, futures or options contracts relating to the Applicable Stock on any relevant national securities exchange or association or over-the-counter market; or

                  (c) any relevant national securities exchange or association or over-the-counter market on which the Applicable Stock trades closes on any exchange Trading Day prior to its scheduled closing time unless such earlier closing time is announced by the exchange at least one hour prior to the earlier of (i) the actual closing time for the regular trading session on such exchange and (ii) the submission deadline for orders to be entered into the exchange for execution on such Trading Day.

                  "UNRESTRICTED CERTIFICATED SECURITY" means a Certificated Security that is not a Transfer Restricted Security.

                  "UNRESTRICTED GLOBAL SECURITY" means a Global Security that is not a Transfer Restricted Security.

                  "VOTING STOCK" of a person means the Equity Interest of such person of the class or classes pursuant to which the holders thereof have the general voting power under ordinary circumstances to elect at least a majority of the board of directors, managers or trustees of such person (irrespective of whether or not at the time the Equity Interest of any other class or classes shall have or might have voting power by reason of the happening of any contingency).

                  "WEIGHTED AVERAGE PRICE" means, for any security as of any date, the dollar volume-weighted average price for such security on the principal U.S. national securities exchange or market on which such security is listed during the period beginning at 9:30:01 a.m., New York Time (or such other time as such exchange or market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as the such exchange or market publicly announces is the official close of trading) as reported by Bloomberg Financial Markets ("BLOOMBERG") through its "Volume at Price" functions, or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin board for such security during the period beginning at 9:30:01 a.m., New York Time (or such other time as such market publicly announces is the official open of trading), and ending at 4:00:00 p.m., New York Time (or such other time as such market publicly announces is the official close of trading) as reported by Bloomberg, or, if no dollar volume-weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported in the "pink sheets" by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

Section 1.2.      Incorporation by Reference of Trust Indenture Act.

                  Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

                  "INDENTURE SECURITIES" means the Securities;

                  "INDENTURE SECURITY HOLDER" means a Holder;

                  "INDENTURE TO BE QUALIFIED" means this Indenture;

                  "INDENTURE TRUSTEE" or "institutional trustee" means the Trustee; and

                  "OBLIGOR" on the indenture securities means the Company.

                  All other TIA terms used but not defined in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

Section 1.3.      Rules of Construction.  Unless the context otherwise requires:

                  (a) a term has the meaning assigned to it;

                  (b) an accounting term not otherwise defined has the meaning assigned to it in accordance with accounting principles generally accepted in the United States as in effect from time to time;

                  (c) "or" is not exclusive;

                  (d) "including" means including, without limitation;

                  (e) words in the singular include the plural, and words in the plural include the singular; and

                  (f) all references to "days" mean calendar days and not Business Days.

Section 1.4.      Acts of Holders.

                  (a) Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities may take action (including the making of any demand or request, the giving of any direction, notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor executed by Holders in Person or by agent or proxy appointed in writing, (b) by the record of the Holders voting in favor thereof at any meeting of Holders duly called and held in accordance with procedures approved by the Trustee, (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders or (d) in the case of Securities evidenced by a Global Security, by any electronic transmission or other message, whether or not in written format, that complies with the Depositary's Applicable Procedures. Such evidence (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "ACT" of the relevant Holders. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.4.

                  (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to such officer the execution thereof. Where such execution is by a signer acting in a capacity other than such signer's individual capacity, such certificate or affidavit shall also constitute sufficient proof of such signer's authority, if it so states. The fact and date of the execution of any such instrument or writing, or the authority of the person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The principal amount and serial number of any Security and the record ownership of Securities shall be proved by the Register maintained by the Registrar for the Securities.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                  (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                   ARTICLE II

                                 THE SECURITIES

Section 2.1.      Form and Dating.

                  (a) The Notes shall be designated as the "6.5% Convertible Senior Notes due 2012" of the Company and are being offered and sold by the Company pursuant to a Purchase Agreement dated December 22, 2005 (the "Purchase Agreement") between the Company and the Purchasers thereunder, in transactions exempt from, or not subject to, the registration requirements of the Securities Act. The aggregate principal amount of Notes outstanding at any time may not exceed $65,000,000 (subject to increase by an additional aggregate principal amount of up to $19,500,000 in the event the Purchasers (as defined in the Purchase Agreement) exercise the right to purchase Additional Notes (as defined in the Purchase Agreement) pursuant to the Purchase Agreement) except as provided in Section 2.7. The Notes shall constitute senior general obligations of the Company.

                  The Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A attached hereto, which is incorporated in and made a part of this

Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage (provided that any such notation, legend or endorsement required by usage is in a form acceptable to the Company). The Company shall provide any such notations, legends or endorsements to the Trustee in writing. Each Security shall be dated the date of its authentication.

                  (b) Restricted Global Securities. All of the Securities are being initially offered and sold only to QIBs and shall be issued, initially in the form of one or more Restricted Global Securities, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary and registered in the name of DTC or the nominee thereof, duly executed by the Company and authenticated by the Trustee as hereinafter provided. If any Securities are resold to an Institutional Accredited Investor, the Company shall duly execute and the Trustee shall duly authenticate and deliver, in accordance with Section 2.2, one or more additional Restricted Global Securities, which shall be deposited with the Trustee at its Corporate Trust Office, as custodian for the Depositary and registered in the name of DTC or the nominee thereof and in which beneficial interests may be held by Institutional Accredited Investors in accordance with the Applicable Procedures. Subject to Section 2.1(a), the aggregate principal amount of the Restricted Global Securities may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary as hereinafter provided.

                  (c) Global Securities in General. Each Global Security shall represent such of the outstanding Securities as shall be specified therein and each shall provide that it shall initially represent the aggregate amount of outstanding Securities stated thereon, but that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges, repurchases and conversions of such Securities.

                  Any adjustment of the aggregate principal amount of a Global Security to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee in accordance with instructions given by the Holder thereof as required by Section
2.12 and shall be made on the records of the Trustee and the Depositary.

                  Neither any members of, or participants in, the Depositary (collectively, the "AGENT MEMBERS") nor any other persons on whose behalf Agent Members may act may exercise any rights under this Indenture with respect to any Global Security registered in the name of the Depositary or any nominee thereof, or under any such Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing contained herein shall (A) prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or (B) impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

                  (d) Certificated Securities. Certificated Securities will be issued only under the limited circumstances provided in Section 2.12(a)(i).

         Section 2.2. Execution and Authentication. The Securities shall be executed on behalf of the Company by any Officer. The signature of the Officer on the Securities may be manual or facsimile.

                  A Security bearing the manual or facsimile signature of an individual who was at the time of the execution of the Security an Officer shall bind the Company, notwithstanding that such individual has ceased to hold such office(s) prior to the authentication and delivery of such Securities or did not hold such office(s) at the date of authentication of such Securities.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein duly executed by the Trustee by manual signature of an authorized signatory, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

                  The Trustee shall authenticate and deliver the Securities for original issuance in an aggregate principal amount of up to $65,000,000 (subject to increase by an additional aggregate principal amount of up to $19,500,000 in the event the Purchasers (as defined in the Purchase Agreement) exercise the right to purchase Additional Notes (as defined in the Purchase Agreement) pursuant to the Purchase Agreement) upon one or more Company Orders without any further action by the Company. The aggregate principal amount of the Securities outstanding at any time may not exceed $65,000,000 (subject to increase by an additional aggregate principal amount of up to $19,500,000 in the event the Purchasers exercise the right to purchase Additional Notes pursuant to the Purchase Agreement) except as provided in Section 2.7.

                  The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent.

                  The Securities shall be issued only in registered form without coupons and only in denominations of $1,000 of principal amount and any integral multiple thereof.

         Section 2.3. Registrar, Paying Agent and Conversion Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange ("REGISTRAR"), an office or agency where Securities may be presented for repurchase or payment ("PAYING AGENT"), an office or agency where Securities may be presented for conversion ("CONVERSION AGENT") and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register of the Securities (the "REGISTER") and of their transfer and exchange.

                  The Company may have one or more co-registrars, one or more additional paying agents and one or more additional conversion agents. The term Paying Agent includes any additional paying agent, including any named pursuant to Section 6.5. The term Conversion Agent includes any additional conversion agent, including any named pursuant to Section 6.5.

                  The Company shall enter into an appropriate limited agency agreement with any Registrar, Paying Agent, Conversion Agent or co-registrar (in each case, if such Registrar, agent or co-registrar is a Person other than the Trustee). Each such agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or Conversion Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 9.7.

                  The Company hereby initially appoints the Trustee as Registrar, Paying Agent and Conversion Agent at its Corporate Trust Office in connection with the Securities.

         Section 2.4. Paying Agent to Hold Assets in Trust. Except as otherwise provided herein, prior to 11:00 a.m., New York City time, on each due date of cash payments in respect of any Security, the Company shall deposit with the Paying Agent, cash (in immediately available funds if deposited on the due date) sufficient to make such payments when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Holders or the Trustee all cash held by the Paying Agent for the making of payments in respect of the Securities and shall notify the Trustee of any default by the Company in making any such payment. The Company at any time may require a Paying Agent to pay all cash held by it to the Trustee, and to account for any funds disbursed by it, and the Trustee may at any time during the continuance of any such default, upon the written request to the Paying Agent, require such Paying Agent to forthwith pay to the Trustee all cash so held in trust. Upon doing so, the Paying Agent shall have no further liability for the cash.

         Section 2.5. Holder Lists.

                  The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Holders and shall otherwise comply with TIA Section 312(a). If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee on or before each semiannual Interest Payment Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Holders.

         Section 2.6. Transfer and Exchange.

                  (a) Subject to compliance with any applicable additional requirements contained in Section 2.12, when a Security is presented to the Registrar with a request to register a transfer thereof or to exchange such Security for an equal principal amount of Securities of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested; provided, however, that every Security presented or surrendered for registration of transfer or exchange shall be duly endorsed or accompanied by an assignment form and, if applicable, a transfer certificate, each in the form included in Exhibit A attached hereto and in form satisfactory to the Registrar and each duly executed by the Holder thereof or its attorney duly authorized in writing. To permit registration of transfers and exchanges, upon surrender of any Security for registration of transfer or exchange at an office or agency maintained for such purpose pursuant to Section 2.3, the Company shall execute, and the Trustee shall authenticate, Securities of a like aggregate principal amount at the Registrar's request. Any transfer or exchange shall be without charge, except that the Company or the Registrar may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Holder requesting such transfer or exchange.

                  Neither the Company, the Registrar nor the Trustee shall be required to exchange or register a transfer of (i) any Securities in respect of which a Purchase Notice or a Fundamental Change Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of this Indenture (except, in the case of Securities to be repurchased in part, the portion thereof not to be repurchased), or (ii) any Securities surrendered for conversion (except, in the case of Securities to be converted in part, the portion thereof not to be converted).

                  All Securities issued upon any transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt and entitled to the same benefits under this Indenture, as the Securities surrendered upon such transfer or exchange.

                  (b) Any Registrar appointed pursuant to Section 2.3 shall provide to the Trustee such information as the Trustee may reasonably require in connection with the delivery by such Registrar of Securities upon transfer or exchange of Securities.

                  (c) The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security between or among Agent Members or other beneficial owners of interests in any Global Security other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of, this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

         Section 2.7. Replacement Securities.

                  If (a) any mutilated Security is surrendered to the Company, the Registrar or the Trustee, or (b) the Company, the Registrar and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company, the Registrar and the Trustee such security or indemnity as may be requested by them to save each of them harmless, then, in the absence of any notice to the Company, the Registrar or the Trustee that such Security has been acquired by a protected purchaser (within the meaning of Section 8-303 of the Uniform Commercial Code as adopted in the State of New York), the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in exchange for any such mutilated Security or in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount, bearing a certificate number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be repurchased by the Company pursuant to ARTICLE IV or ARTICLE V, the Company in its discretion may, instead of issuing a new Security, pay or repurchase such Security, as the case may be.

                  Upon the issuance of any new Securities under this Section 2.7, the Company may require the payment of a sum sufficient to cover any tax, assessment or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Registrar) connected therewith.

                  Every new Security issued pursuant to this Section 2.7 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

                  The provisions of this Section 2.7 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

         Section 2.8. Outstanding Securities; Determinations of Holders' Action.

                  Securities outstanding at any time are all the Securities authenticated by the Trustee, except for those cancelled by it, those delivered to it for cancellation, and those described in this Section 2.8 as not outstanding. If a Security is replaced pursuant to Section 2.7, the replaced Security ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a protected purchaser unaware that such Security has been replaced.

                  A Security does not cease to be outstanding because the Company or an Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent, waiver, or other Act hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, waiver or other Act, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded; and, provided further, that Securities that the Company or an Affiliate offers to purchase or acquires pursuant to an offer, exchange offer, tender offer or otherwise shall not be deemed to be owned by the Company or an Affiliate until legal title to such Notes passes to the Company or such Affiliate, as the case may be. Subject to the foregoing, only Securities outstanding at the time of determination shall be considered in any such determination.

                  If a Security is replaced pursuant to Section 2.7, the replaced Security ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser unaware that such Security has been replaced.

                  If the Paying Agent holds, in accordance with the terms of this Indenture, prior to 11:00 a.m., New York City time, on a Purchase Date, a Fundamental Change Purchase Date or Stated Maturity, as the case may be, cash or securities, if permitted hereunder, sufficient to pay Securities payable on that date, then on such Purchase Date, Fundamental Change Purchase Date or Stated Maturity, as the case may be, such Securities shall cease to be outstanding and interest, Additional Amounts and Additional Interest, if any, on such Securities shall cease to accrue.

                  If a Security is converted in accordance with ARTICLE XII, then, from and after the time of conversion on the date of conversion, such Security shall cease to be outstanding and interest, Additional Amounts and Additional Interest, if any, on such Security shall cease to accrue.

         Section 2.9. Temporary Securities.

                  Pending the preparation of definitive Securities, the Company may execute, and upon Company Order, the Trustee shall authenticate and deliver, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers executing such Securities may determine, as conclusively evidenced by their execution of such Securities.

                  If temporary Securities are issued, the Company shall cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable for definitive Securities upon surrender of the temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.3, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like principal amount of definitive Securities of authorized denominations. Until so exchanged the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as definitive Securities.

         Section 2.10. Cancellation.

                  All Securities surrendered for payment, repurchase by the Company pursuant to ARTICLE IV or ARTICLE V, conversion or registration of transfer or exchange shall, if surrendered to any person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it or, if surrendered to the Trustee, shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. The Company may not issue new Securities to replace Securities that it has paid or delivered to the Trustee for cancellation or that any Holder has converted pursuant to ARTICLE XII. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section 2.10, except as expressly permitted by this Indenture. All cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with the Trustee's customary procedure.

          Section 2.11. Persons Deemed Owners.

                  Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of, Purchase Price or Fundamental Change Purchase Price, and interest, Additional Amounts and Additional Interest, if any, on, the Security, for the purpose of receiving cash or Applicable Stock upon conversion and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

          Section 2.12. Additional Transfer and Exchange Requirements.

               (a)  Transfer and Exchange of Global Securities.

               (i) Certificated Securities shall be issued in exchange for interests in the Global Securities only if the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for the Global Securities, the Depositary ceases to be a "clearing agency" registered under the Exchange Act, if so required by applicable law or regulation and, in either case, a successor Depositary is not appointed by the Company within 90 calendar days, or an Event of Default has occurred and is continuing and the Registrar has received a request from the Depositary requesting such exchange. In any such case, the Company shall execute, and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver Certificated Securities in an aggregate principal amount equal to the principal amount of such Global Securities in exchange therefor. Only Restricted Certificated Securities shall be issued in exchange for beneficial interests in Restricted Global Securities, and only Unrestricted Certificated Securities shall be issued in exchange for beneficial interests in Unrestricted Global Securities. Certificated Securities issued in exchange for beneficial interests in Global Securities shall be registered in such names and shall be in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. The Trustee shall deliver or cause to be delivered such Certificated Securities to the Persons in whose name such Securities are so registered. Such exchange shall be effected in accordance with the Applicable Procedures.

               (ii) Notwithstanding any other provisions of this Indenture other than the provisions set forth in Section 2.12(a)(i), a Global Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (b) Transfer and Exchange of Certificated Securities. In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities in accordance with Section 2.12(a)(i), and, on or after such event, Certificated Securities are presented by a Holder to the Registrar with a request:

         (x) to register the transfer of the Certificated Securities to a person who will take delivery thereof in the form of Certificated Securities only; or

         (y) to exchange such Certificated Securities for an equal principal amount of Certificated Securities of other authorized denominations,

such Registrar shall register the transfer or make the exchange as requested; provided, however, that the Certificated Securities presented or surrendered for register of transfer or exchange:

               (i) shall be duly endorsed or accompanied by a written instrument of transfer in accordance with the proviso in the first paragraph of
          Section 2.6(a); and

               (ii) in the case of a Restricted Certificated Security, such request shall be accompanied by the following additional information and documents, as applicable:

                    (A) if such Restricted Certificated Security is being
               delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, or such Restricted Certificated Security is being transferred to the Company or a Subsidiary of the Company, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate);

                    (B) if such Restricted Certificated Security is being
               transferred to a person the Holder reasonably believes is a QIB in compliance with Rule 144A, pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 144 (if available) or pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                    (C) if such Restricted Certificated Security is being
               transferred pursuant to an exemption from the registration requirements of the Securities Act to an Institutional Accredited Investor (other than to a QIB in accordance with Rule 144A), that, prior to such transfer, furnishes to the Trustee a certificate containing certain representations and warranties by such Institutional Accredited Investor (in substantially the form set forth in Exhibit B), an Opinion of Counsel if required by the Company or the Trustee and a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate).

             (c) Transfer of a Beneficial Interest in a Restricted Global Security for a Beneficial Interest in an Unrestricted Global Security. Any person having a beneficial interest in a Restricted Global Security may upon request, subject to the Applicable Procedures, transfer such beneficial interest to a person who is required or permitted to take delivery thereof in the form of an Unrestricted Global Security. Upon receipt by the Trustee of written instructions, or such other form of instructions as is customary for the Depositary, from the Depositary or its nominee on behalf of any person having a beneficial interest in a Restricted Global Security and the following additional information and documents in such form as is customary for the Depositary from the Depositary or its nominee on behalf of the person having such beneficial interest in the Restricted Global Security (all of which may be submitted by facsimile or electronically):

                    (i) if such beneficial interest is being transferred
               pursuant to an effective registration statement under the Securities Act, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate); or

                    (ii) if such beneficial interest is being transferred
               pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 144, a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate), the Trustee, as the Registrar, shall reduce or cause to be reduced the aggregate principal amount of the Restricted Global Security by the appropriate principal amount and shall increase or cause to be increased the aggregate principal amount of the Unrestricted Global Security by a like principal amount. Such transfer shall otherwise be effected in accordance with the Applicable Procedures. If no Unrestricted Global Security is then outstanding, the Company shall execute and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly), authenticate and deliver an Unrestricted Global Security.

                    (d) Transfers of Certificated Securities for Beneficial Interests in Global Securities. In the event that Certificated Securities are issued in exchange for beneficial interests in Global Securities and, thereafter, the events or conditions specified in Section 2.12(a)(i) which required such exchange shall cease to exist, the Company shall mail notice to the Trustee and to the Holders stating that Holders may exchange Certificated Securities for interests in Global Securities by complying with the procedures set forth in this Indenture and briefly describing such procedures and the events or circumstances requiring that such notice be given. Thereafter, if Certificated Securities are presented by a Holder to a Registrar with a request:

                    (x) to register the transfer of such Certificated Securities to a person who will take delivery thereof in the form of a beneficial interest in a Global Security, which request shall specify whether such Global Security will be a Restricted Global Security or an Unrestricted Global Security, or

                    (y) to exchange such Certificated Securities for an equal
               principal amount of beneficial interests in a Global Security, which beneficial interests shall be owned by the Holder transferring such Certificated Securities (provided that in the case of such an exchange, Restricted Certificated Securities may be exchanged only for beneficial interests in Restricted Global Securities and Unrestricted Certificated Securities may be exchanged only for beneficial interests in Unrestricted Global Securities), the Registrar shall register the transfer or make the exchange as requested by canceling such Certificated Security and causing, or directing the Registrar to cause, the aggregate principal amount of the applicable Global Security to be increased accordingly and, if no such Global Security is then outstanding, the Company shall issue and the Trustee shall, upon receipt of a Company Order (which the Company agrees to deliver promptly) authenticate and deliver a new Global Security;

provided, however, that the Certificated Securities presented or surrendered for registration of transfer or exchange:

                         (1) shall be duly endorsed or accompanied by a written
                    instrument of transfer in accordance with the proviso in the first paragraph of Section 2.6(a);

                         (2) in the case of a Restricted Certificated Security
                    to be transferred for a beneficial interest in an Unrestricted Global Security, such request shall be accompanied by the following additional information and documents, as applicable:

                         (i) if such Restricted Certificated Security is being
                    transferred pursuant to an effective registration statement under the Securities Act, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate); or

                         (ii) if such Restricted Certificated Security is being
                    transferred pursuant to the exemption from the registration requirements of the Securities Act provided by Rule 144, a certification to that effect from such Holder (in substantially the form set forth in the Transfer Certificate);

                         (3) in the case of a Restricted Certificated Security
                    to be transferred or exchanged for a beneficial interest in a Restricted Global Security, such request shall be accompanied by a certification from such Holder (in substantially the form set forth in the Transfer Certificate) to the effect that such Restricted Certificated Security is being transferred to a person the Holder reasonably believes is a QIB (which, in the case of an exchange, shall be such Holder) in compliance with Rule 144A or, in the case of a transfer to an Institutional Accredited Investor (other than to a QIB in accordance with Rule 144A), by a certificate containing certain representations and warranties by such Institutional Accredited Investor (in substantially the form set forth in Exhibit B), an Opinion of Counsel if required by the Company or the Trustee and a certification to that effect from the Holder (in substantially the form set forth in the Transfer Certificate); and

                         (4) in the case of an Unrestricted Certificated
                    Security to be transferred or exchanged for a beneficial interest in an Unrestricted Global Security, such request need not be accompanied by any additional information or documents.

(e) Legends.

                         (1) Except as permitted by the following paragraphs
                    (2), (3) and (4), each Global Security and Certificated Security (and all Securities issued in exchange therefor or upon registration of transfer or replacement thereof) shall bear a legend in substantially the form called for by footnote 2 to Exhibit A (each a "TRANSFER RESTRICTED SECURITY"), for so long as it is required by this Indenture to bear such legend. Each Transfer Restricted Security shall have attached thereto a certificate (a "TRANSFER CERTIFICATE") in substantially the form called for by footnote 4 to Exhibit A attached hereto.

                         (2) Upon any sale or transfer of a Transfer Restricted
                    Security (x) pursuant to Rule 144 or (y) pursuant to an effective registration statement under the Securities Act:

                         (i) in the case of any Restricted Certificated
                    Security, any Registrar shall permit the Holder thereof to exchange such Restricted Certificated Security for an Unrestricted Certificated Security, or (under the circumstances described in Section 2.12(d)) to transfer such Restricted Certificated Security to a transferee who shall take such Security in the form of a beneficial interest in an Unrestricted Global Security, and in each case shall rescind any restriction on the transfer of such Security; and

                         (ii) in the case of any beneficial interest in a
                    Restricted Global Security, the Trustee shall permit the beneficial owner thereof to transfer such beneficial interest to a transferee who shall take such interest in the form of a beneficial interest in an Unrestricted Global Security and shall rescind any restriction on transfer of such beneficial interest; provided, that such Unrestricted Global Security shall continue to be subject to the provisions of Section 2.12(a)(ii).

                         (3) Upon the expiration of the holding period pursuant
                    to Rule 144(k) of the Securities Act, the Company shall remove any restriction of transfer on such Security, and the Company shall execute, and the Trustee shall authenticate and deliver Securities that do not bear such legend and that do not have a Transfer Certificate attached thereto.

                         (4) Until the expiration of the holding period
                    applicable to sales of the Securities under Rule 144(k) of the Securities Act or a transfer of the Securities pursuant to Rule 144 or pursuant to an effective registration statement under the Securities Act, the Applicable Stock issued upon conversion of the Securities shall bear the legend in substantially the form called for by Exhibit C attached hereto.

          (f) Transfers to the Company. Nothing contained in this Indenture or in the Securities shall prohibit the sale or other transfer of any Securities (including beneficial interests in

Global Securities) to the Company or any of its Subsidiaries, which Securities shall thereupon be cancelled in accordance with Section 2.10.

          (g) Amendments to Rule 144(k). Notwithstanding any other provision in this Indenture, if Rule 144(k) as promulgated under the Securities Act is amended to shorten the two-year period under Rule 144(k), then the references to "two years" in the restrictive legend of each Transfer Restricted Security shall be deemed to refer to such shorter period, from and after receipt by the Trustee of a Company Request; provided that, such legend shall not be deemed to refer to such shorter period if to do so would be prohibited by, or would otherwise cause a violation of, the U.S. federal securities laws applicable at the time. As soon as practicable after a Responsible Officer of the Company receives notice of the effectiveness of any such amendment to shorten the two-year period under Rule 144(k), unless causing the Transfer Restricted Securities to refer to such shorter period would otherwise be prohibited by, or would otherwise cause a violation of, the U.S. federal securities laws applicable at the time, the Company will provide to the Trustee a Company Request respecting the effectiveness of such amendment.

     Section 2.13. CUSIP Numbers.

          The Company may issue the Securities with one or more "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of repurchase as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a repurchase and that reliance may be placed only on the other identification numbers printed on the Securities, and any such repurchase shall not be affected by any defect in or omission of such numbers. The Company shall promptly notify the Trustee of any change in the CUSIP numbers.

                                  ARTICLE III

                             NO OPTIONAL REDEMPTION

     Section 3.1. No Right to Redeem.

          The Company shall not have the right to redeem the Notes.

     Section 3.2. No Sinking Fund.

          The Notes shall not have a sinking fund.

                                   ARTICLE IV

               PURCHASE AT THE OPTION OF HOLDERS ON SPECIFIC DATES

     Section 4.1. Optional Put.


          (a) Each Holder shall have the right, at the Holder's option, but subject to the provisions of this Section 4.1, to require the Company to purchase, and upon the exercise of such right, the Company shall purchase, all of such Holder's Notes, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof, as directed by such Holder pursuant to this Section 4.1, on December 15, 2010 (the "PURCHASE DATE"). The Company shall be required to purchase such Notes at a purchase price equal to 100% of the principal amount plus accrued and unpaid interest, Additional Amounts and Additional Interest, if any, to, but excluding, the Purchase Date (the "PURCHASE PRICE"). In the event that a Purchase Date is a date that is after any Regular Record Date but on or before the corresponding Interest Payment Date, the Company shall be required to pay accrued and unpaid interest, Additional Amounts and Additional Interest, if any, to the Holder of the repurchased Note and not the Holder on the Regular Record Date.

          (b) The Company shall pay the Purchase Price with respect to Notes to be purchased pursuant to this ARTICLE IV wholly in cash. No later than 22 Business Days prior to the Purchase Date, the Company shall mail a written notice (the "COMPANY NOTICE") of the purchase right by first class mail to the Trustee (and the Paying Agent if the Trustee is not then acting as a Paying Agent) and to each Holder at its address shown in the Register of the Registrar, and to beneficial owners as required by applicable law. The notice shall include a form of Purchase Notice to be completed by the Holder and shall briefly state, as applicable:

          (i) the date by which the Purchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the purchase right pursuant to this Section 4.1;

          (ii) the Purchase Date;

          (iii) the Purchase Price;

          (iv) the name and address of the Paying Agent and the Conversion
     Agent;

          (v) the Conversion Rate and any adjustments thereto;

          (vi) that the Notes as to which a Purchase Notice has been given may be converted into Common Stock if they are otherwise convertible pursuant to ARTICLE XII of this Indenture only if the Purchase Notice has been withdrawn in accordance with the terms of this Indenture or if there shall be a Default in the payment of the Purchase Price;

          (vii) that the Notes must be surrendered to the Paying Agent to collect payment;

          (viii) that the Purchase Price for any Notes as to which a Purchase Notice has been duly given and not withdrawn shall be paid promptly following the later of the Purchase Date and the time of surrender of such Security as described in Section 4.1(b)(vii);

          (ix) the procedures the Holder must follow to exercise its rights under this Section 4.1 and a brief description of such rights;

          (x) briefly, the conversion rights of the Notes, if any, and that the Holder must satisfy the requirements set forth in the Indenture in order to convert the Notes;

          (xi) the procedures for withdrawing a Purchase Notice, including a form of notice of withdrawal;

          (xii) that, unless the Company defaults in making payment of such Purchase Price, interest (including any Additional Interest) and Additional Amounts, if any, on Notes surrendered for purchase by the Company shall cease to accrue on and after the Purchase Date; and

          (xiii) the CUSIP number(s) of the Notes.

          At the Company's request, the Trustee shall give the Company Notice in the Company's name and at the Company's expense; provided, however, that the Company makes such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such Company Notice must be given to the Holders in accordance with this Section 4.1(b); provided, further, that the text of the Company Notice shall be prepared by the Company.

          No failure of the Company to give the Company Notice shall limit any Holder's right to exercise its rights to require the Company to purchase such Holder's Securities pursuant to this ARTICLE IV.

          If any of the Notes is in the form of a Global Security, then the Company shall modify such Company Notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Securities.

          Simultaneously with delivering the Company Notice pursuant to this
Section 4.1(b), the Company shall make a Public Notice containing all information specified in such Company Notice.

          (c) A Holder may exercise its rights specified in clause (a) of this
Section 4.1 upon delivery of a written notice (which shall be in substantially the form included on the reverse side of the Securities entitled "Option of Holder to Elect Purchase" hereto and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of the exercise of such rights (a "PURCHASE NOTICE") to the Paying Agent at any time from the opening of business on the date that is 22 Business Days prior to the relevant Purchase Date until the close of business on the second Business Day prior to such Purchase Date.

          The Purchase Notice delivered by a Holder shall state (i) the Purchase Date, (ii) if certificated Securities, the serial number or numbers of the Note or Notes which the Holder shall deliver to be purchased (if not certificated, the notice must comply with Applicable Procedures), (iii) the portion of the principal amount of the Note which the Holder shall deliver to be purchased, which portion must be $1,000 or an integral multiple thereof, and (iv) that such Note shall be purchased pursuant to the terms and conditions specified in the Securities and this Indenture.

          Delivery of a Note to the Paying Agent by book-entry transfer or physical delivery prior to, on or after the applicable Purchase Date (together with all necessary endorsements) at the offices of the Paying Agent is a condition to receipt by the Holder of the Purchase Price therefor; provided, however, that such Purchase Price shall be so paid pursuant to this Section 4.1 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Purchase Notice, as determined by the Company.

          The Company shall purchase from the Holder thereof, pursuant to this
Section 4.1, a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple thereof. Provisions of this Indenture that apply to the purchase of all of a Note pursuant to Section 4.1 through 4.6 also apply to the purchase of such portion of such Note.

          The Paying Agent shall promptly notify the Company of the receipt by it of any Purchase Notice or written withdrawal thereof.

          Anything herein to the contrary notwithstanding, in the case of Global Securities, any Purchase Notice may be delivered or withdrawn and such Securities may be surrendered or delivered for purchase in accordance with the Applicable Procedures as in effect from time to time.

     Section 4.2. Effect of Purchase Notice; Withdrawal of Purchase Notice.

          (a) Upon receipt by the Paying Agent of the Purchase Notice specified in Section 4.1(c), the Holder of the Note in respect of which such Purchase Notice was given shall (unless such Purchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive solely the Purchase Price with respect to such Note. Such Purchase Price shall be paid to such Holder, subject to receipt of cash by the Paying Agent, promptly following the later of (i) the Purchase Date with respect to such Note (provided the conditions in Section 4.1(c) have been satisfied) and (ii) the time of book-entry transfer or delivery of such Note to the Paying Agent by the Holder thereof in the manner required by Section 4.1(c). Notes in respect of which a Purchase Notice has been given by the Holder thereof may not be converted pursuant to ARTICLE XII on or after the date of the delivery of such Purchase Notice unless such Purchase Notice has first been validly withdrawn as specified in the following paragraph.

          (b) A Purchase Notice may be withdrawn by means of a written notice (which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of withdrawal delivered by the Holder to the Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Purchase Date, specifying (i) the principal amount of the Note or portion thereof (which must be a principal amount of $1,000 or an integral multiple thereof) with respect to which such notice of withdrawal is being submitted, (ii) if certificated Securities have been issued, the serial numbers of the withdrawn Notes, or if not certificated, such notice must comply with Applicable Procedures, and (iii) the principal amount, if any, which remains subject to the Purchase Notice. If a Purchase Notice has been properly withdrawn pursuant to this Section 4.2(b) prior to the Purchase Date, the Company shall not be obligated to purchase those Notes so identified in such notice of withdrawal.

     Section 4.3. Deposit of Purchase Price.

          Prior to 11:00 a.m., New York City time, on the Business Day next succeeding the applicable Purchase Date, the Company shall irrevocably deposit with the Paying Agent an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Purchase Price of all the Notes or portions thereof which are to be purchased as of such Purchase Date.

          If the Paying Agent holds, in accordance with the terms hereof, at 11:00 a.m., New York City time, on the Business Day next succeeding the applicable Purchase Date, cash sufficient to pay the Purchase Price of any Notes for which a Purchase Notice has been tendered and not withdrawn pursuant to
Section 4.2(b), then, as of such Purchase Date, such Notes shall cease to be outstanding and interest, Additional Amounts and Additional Interest, if any, on such Notes shall cease to accrue, whether or not such Notes are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Purchase Price upon delivery of such Notes).

          The Company shall make a Public Notice of the aggregate principal amount of Notes purchased on the applicable Purchase Date on such date or as soon as practicable thereafter.

     Section 4.4. Certificated Securities Purchased in Part.

          Any Certificated Security which is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and promptly after the applicable Purchase Date the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without charge, a new Note or Notes, of any authorized denomination or denominations as may be requested by such Holder, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Note so surrendered that is not purchased.

     Section 4.5. Covenant to Comply With Securities Laws Upon Purchase of
                  Securities.

          When complying with the provisions of Section 4.1 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

          (a) if applicable, comply with Rule 13e-4 and Rule 14e-1 (or any successor provision) under the Exchange Act;

          (b) file the related Schedule TO (or any successor schedule, form or report) if required under the Exchange Act; and

          (c) otherwise comply with all United States federal and state securities laws so as to permit the rights and obligations under this ARTICLE IV to be exercised in the time and in the manner specified therein.

     Section 4.6. Repayment to the Company.

          To the extent that the aggregate amount of cash deposited by the Company pursuant to Section 4.3 exceeds the aggregate Purchase Price of the Notes or portions thereof which the Company is obligated to purchase as of the applicable Purchase Date, then, promptly after such Purchase Date, the Paying Agent shall return any such excess to the Company, together with interest, if any, on any such cash.

                                   ARTICLE V

                        PURCHASE AT THE OPTION OF HOLDERS
                            UPON A FUNDAMENTAL CHANGE

     Section 5.1. Fundamental Change Put.

          (a) In the event that a Fundamental Change shall occur at any time prior to the Stated Maturity, each Holder shall have the right, at the Holder's option, but subject to the provisions of this Section 5.1, to require the Company to purchase (the "FUNDAMENTAL CHANGE PUT"), and upon the exercise of such right, the Company shall purchase, all of such Holder's Notes, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof, as directed by such Holder pursuant to this Section 5.1, on the Fundamental Change Purchase Date. The Company shall be required to purchase such Notes at a purchase price in cash equal to 110% of the principal amount upon the exercise of the Fundamental Change Put in connection with a Fundamental Change occurring prior to December 31, 2006 and 100% of such principal amount thereafter, in each case plus any accrued and unpaid interest, Additional Amounts and Additional Interest, if any, to, but excluding, the Fundamental Change Purchase Date (the "FUNDAMENTAL CHANGE PURCHASE PRICE"). In the event that a Fundamental Change Purchase Date is a date that is after any Regular Record Date but on or before the corresponding Interest Payment Date, the Company shall be required to pay accrued and unpaid interest, Additional Amounts and Additional Interest, if any, to the Holder of the repurchased Note and not the Holder on the Regular Record Date.

          (b) Within 10 Business Days after the Company knows or reasonably should know that a Fundamental Change has or will occur (provided, however, in no event prior to such time as the Company has publicly announced that such Fundamental Change may occur), the Company shall mail a written notice of the Fundamental Change (the "FUNDAMENTAL CHANGE NOTICE") by first class mail to the Trustee (and the Paying Agent if the Trustee is not then acting as Paying Agent) and to each Holder at its address shown in the Register of the Registrar, and to beneficial owners as required by applicable law. The Fundamental Change Notice shall include a form of Fundamental Change Purchase Notice to be completed by the Holder and shall briefly state, as applicable:

          (i) the date of such Fundamental Change and, briefly, the events causing such Fundamental Change;

          (ii) the date by which the Fundamental Change Purchase Notice must be delivered to the Paying Agent in order for a Holder to exercise the purchase right pursuant to this Section 5.1;

          (iii) the Fundamental Change Purchase Date;

          (iv) the Fundamental Change Purchase Price;

          (v) the name and address of the Paying Agent and Conversion Agent;

          (vi) the Conversion Rate and any adjustments thereto;

          (vii) that the Notes as to which a Fundamental Change Purchase Notice has been given may be converted into Common Stock pursuant to ARTICLE XII of this Indenture only if the Fundamental Change Purchase Notice has been withdrawn in accordance with the terms of this Indenture or if there shall be a Default in the payment of the Fundamental Change Purchase Price;

          (viii) that the Notes must be surrendered to the Paying Agent to collect payment;

          (ix) that the Fundamental Change Purchase Price for any Note as to which a Fundamental Change Purchase Notice has been duly given and not withdrawn shall be paid promptly following the later of the Fundamental Change Purchase Date and the time of surrender of such Note as described in
     Section 5.1(b)(viii);

          (x) the procedures the Holder must follow to exercise rights under this Section 5.1 and a brief description of such rights;

          (xi) the conversion rights of the Notes, and that the Holder must satisfy the requirements set forth in the Indenture in order to convert the Securities;

          (xii) the procedures for withdrawing a Fundamental Change Purchase Notice, including a form of notice of withdrawal;

          (xiii) that, unless the Company defaults in making payment of such Fundamental Change Purchase Price, interest, Additional Amounts and Additional Interest, if any, on Notes surrendered for purchase by the Company shall cease to accrue on and after the Fundamental Change Purchase Date; and

          (xiv) the CUSIP number(s) of the Notes.

          At the Company's request, the Trustee shall give the Fundamental Change Notice in the Company's name and at the Company's expense; provided, however, that the Company makes such request at least five Business Days (unless a shorter period shall be satisfactory to the Trustee) prior to the date by which such notice of purchase right must be given to the Holders in accordance with this Section 5.1(b); provided, further, that the text of the notice of purchase right shall be prepared by the Company.

          If any of the Notes is in the form of a Global Security, then the Company shall modify such notice to the extent necessary to accord with the procedures of the Depositary applicable to the purchase of Global Securities.

          Simultaneously with delivering Fundamental Change Notice, the Company shall make a Public Notice containing all information specified in such written notice.

          (c) A Holder may exercise its rights specified in clause (a) of this
Section 5.1 upon delivery of a written notice (which shall be in substantially the form included on the reverse side of the Notes entitled "Option of Holder to Elect Purchase" hereto and which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Applicable Procedures) of the exercise of such rights (a "FUNDAMENTAL CHANGE PURCHASE NOTICE") to the Paying Agent at any time during the Fundamental Change Purchase/Conversion Period.

          The Fundamental Change Purchase Notice delivered by a Holder shall state (i) the Fundamental Change Purchase Date, (ii) if certificated Securities, the serial number or numbers of the Note or Notes which the Holder shall deliver to be purchased (if not certificated, the notice must comply with Applicable Procedures), (iii) the portion of the principal amount of the Note which the Holder shall deliver to be purchased, which portion must be $1,000 or an integral multiple thereof, and (iv) that such Note shall be purchased pursuant to the terms and conditions specified in the Securities and this Indenture.

          Delivery of a Note (together with all necessary endorsements) to the Paying Agent by book-entry transfer or physical delivery prior to, on or after the Fundamental Change Purchase Date at the offices of the Paying Agent is a condition to receipt by the Holder of the Fundamental Change Purchase Price therefor; provided, however, that such Fundamental Change Purchase Price shall be so paid pursuant to this Section 5.1 only if the Note so delivered to the Paying Agent shall conform in all respects to the description thereof in the related Fundamental Change Purchase Notice, as determined by the Company.

          The Company shall purchase from the Holder thereof, pursuant to this
Section 5.1, a portion of a Note if the principal amount of such portion is $1,000 or an integral multiple thereof. Provisions of the Indenture that apply to the purchase of all of a Note also apply to the purchase of such portion of such Note.

          A Paying Agent shall promptly notify the Company of the receipt by it of any Fundamental Change Purchase Notice or written withdrawal thereof.

                  Anything herein to the contrary notwithstanding, in the case of Global Securities, any Fundamental Change Purchase Notice may be delivered or withdrawn and such Notes may be surrendered or delivered for purchase in accordance with the Applicable Procedures as in effect from time to time.

          (d) Prior to the Fundamental Change Purchase Date, the Company shall
(i) obtain the consents under all existing indebtedness required to permit the repurchase of the Notes pursuant to any Fundamental Change Purchase Notice or
(ii) repay in full all existing indebtedness and terminate all commitments under all existing indebtedness, in each case the terms of which would prohibit the purchase of the Notes pursuant to any Fundamental Change Purchase Notice.

     Section 5.2. Effect of Fundamental Change Purchase Notice.

          (a) Upon receipt by the Paying Agent of the Fundamental Change Purchase Notice specified in Section 5.1(c), the Holder of the Note in respect of which such Fundamental Change Purchase Notice was given shall (unless such Fundamental Change Purchase Notice is withdrawn as specified in the following paragraph) thereafter be entitled to receive the Fundamental Change Purchase Price with respect to such Note. Such Fundamental Change Purchase Price shall be paid to such Holder, subject to receipt of cash by the Paying Agent, promptly following the later of (i) the Fundamental Change Purchase Date with respect to such Note (provided the conditions in Section 5.1(c) have been satisfied) and
(ii) the time of book-entry transfer or delivery of such Note to the Paying Agent by the Holder thereof in the manner required by Section 5.1(c). Notes in respect of which a Fundamental Change Purchase Notice has been given by the Holder thereof may not be converted pursuant to ARTICLE XII on or after the date of the delivery of such Fundamental Change Purchase Notice unless such Fundamental Change Purchase Notice has first been validly withdrawn as specified in the following paragraph.

          (b) A Fundamental Change Purchase Notice may be withdrawn by means of a written notice (which may be delivered by letter, overnight courier, hand delivery, facsimile transmission or in any other written form and, in the case of Global Securities, may be delivered electronically or by other means in accordance with the Depositary's customary procedures) of withdrawal delivered by the Holder to the Paying Agent at any time prior to the close of business on the Business Day immediately preceding the Fundamental Change Purchase Date, specifying (i) the principal amount of the Note or portion thereof (which must be a principal amount of $1,000 or an integral multiple thereof) with respect to which such notice of withdrawal is being submitted, (ii) if certificated Notes have been issued, the serial numbers of the withdrawn Notes, or if not certificated, such notice must comply with Applicable Procedures, and (iii) the principal amount, if any, which remains subject to the Fundamental Change Purchase Notice. If a Fundamental Change Purchase Notice has been properly withdrawn pursuant to this Section 5.2(b) prior to the Fundamental Change Purchase Date, the Company shall not be obligated to purchase those Notes so identified in such notice of withdrawal.

     Section 5.3. Deposit of Fundamental Change Purchase Price.

          Prior to 11:00 a.m., New York City time, on the Business Day immediately succeeding the applicable Fundamental Change Purchase Date, the Company shall irrevocably deposit with the Paying Agent an amount of cash (in immediately available funds if deposited on such Business Day) sufficient to pay the aggregate Fundamental Change Purchase Price of all the Notes or portions thereof which are to be purchased as of such Fundamental Change Purchase Date.

          If the Paying Agent holds, in accordance with the terms hereof, at 11:00 a.m., New York City time, on the Business Day immediately succeeding the applicable Fundamental Change Purchase Date, cash sufficient to pay the Fundamental Change Purchase Price of any Notes for which a Fundamental Change Purchase Notice has been tendered and not withdrawn pursuant to Section 5.2(b), then, as of such Fundamental Change Purchase Date, such Notes shall cease to be outstanding and interest, Additional Amounts and Additional Interest, if any, on such Notes shall cease to accrue, whether or not such Notes are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Fundamental Change Purchase Price upon delivery of such Notes).

          The Company shall make a Public Notice of the aggregate principal amount of Notes purchased as a result of such Fundamental Change on or as soon as practicable after the Fundamental Change Purchase Date.

     Section 5.4. Certificated Securities Purchased in Part.

          Any Certificated Security that is to be purchased only in part shall be surrendered at the office of the Paying Agent (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing) and promptly after the Fundamental Change Purchase Date the Company shall execute and the Trustee shall authenticate and deliver to the Holder of such Note, without charge, a new Note or Notes, of any authorized denomination or denominations as may be requested by such Holder, in aggregate principal amount equal to, and in exchange for, the portion of the principal amount of the Note so surrendered that is not purchased.

     Section 5.5. Covenant to Comply With Securities Laws Upon Purchase of
                  Notes.

          When complying with the provisions of Section 5.1 hereof (provided that such offer or purchase constitutes an "issuer tender offer" for purposes of Rule 13e-4 (which term, as used herein, includes any successor provision thereto) under the Exchange Act at the time of such offer or purchase), and subject to any exemptions available under applicable law, the Company shall:

          (a) if applicable, comply with Rule 13e- 4 and Rule 14e-1 (or any successor provision) under the Exchange Act;

          (b) file the related Schedule TO (or any successor schedule, form or report) if required under the Exchange Act; and

          (c) otherwise comply with all United States federal and state securities laws so as to permit the rights and obligations under this ARTICLE V to be exercised in the time and in the manner specified therein.

     Section 5.6. Repayment to the Company.

          To the extent that the aggregate amount of cash deposited by the Company pursuant to Section 5.3 exceeds the aggregate Fundamental Change Purchase Price of the Notes or portions thereof which the Company is obligated to purchase as of the Fundamental Change Purchase Date then, promptly after the Fundamental Change Purchase Date, the Paying Agent shall return any such excess to the Company together with interest, if any, thereon.

                                   ARTICLE VI

                                    COVENANTS

     Section 6.1. Payment of Notes.

          The Company shall pay interest on the Notes as provided in the Notes. The Company shall promptly make all payments in respect of the Notes on the dates and in the manner provided in the Notes or pursuant to this Indenture. Principal Amount, Purchase Price and Fundamental Change Purchase Price and accrued and unpaid interest, Additional Amounts and Additional Interest, if any, shall be considered paid on the applicable date due if by 11:00 a.m., New York City time, on such date the Paying Agent holds, in accordance with this Indenture, cash or securities, if permitted hereunder, sufficient to pay all such amounts then due. The Company shall, to the fullest extent permitted by law, pay interest on overdue principal and overdue installments of interest, Additional Amounts and Additional Interest, if any, at the rate borne by the Notes per annum plus 1%. All references in this Indenture or the Notes to interest shall, without duplication, be deemed to include Additional Amounts and Additional Interest, if any, payable pursuant to the Registration Rights Agreement.

          If at any time Additional Interest becomes payable by the Company pursuant to the Registration Rights Agreement, the Company shall promptly deliver to the Trustee a certificate to that effect and stating (i) the amount of such Additional Interest that is payable and (ii) the date on which such Additional Interest is payable pursuant to the terms of the Registration Rights Agreement. Unless and until a Responsible Officer of the Trustee receives such a certificate, the Trustee may assume without inquiry that no Additional Interest is payable. If the Company has paid Additional Interest directly to the Persons entitled to it, the Company shall deliver to the Trustee a certificate setting forth the particulars of such payment.

          Each payment of the principal of and interest, Additional Amounts and Additional Interest, if any, on the Notes due in cash shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

          Subject to Section 4.1 and Section 5.1, the Company shall pay interest, Additional Amounts and Additional Interest, if any, on the Notes to the Person in whose name the Notes are registered at the close of business on the Regular Record Date next preceding the corresponding

Interest Payment Date. Any such interest, Additional Amounts and Additional Interest, if any, not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid
(a) to the Person in whose name the Notes are registered at the close of business on a Special Record Date for the payment of such defaulted interest, Additional Amounts and Additional Interest, if any, to be fixed by the Trustee, notice whereof shall be given to the Holders not less than 10 calendar days prior to such Special Record Date or (b) at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange.

          The Holder must surrender the Notes to the Paying Agent to collect payment of principal. Payment of cash interest, Additional Amounts and Additional Interest, if any, on Certificated Securities in the aggregate principal amount of $5,000,000 or less shall be made by check mailed to the address of the Person entitled thereto as such address appears in the Register, and payment of cash interest, Additional Amounts and Additional Interest, if any, on Certificated Securities in aggregate principal amount in excess of $5,000,000 shall be made by wire transfer in immediately available funds at the election of such Holder. Notwithstanding the foregoing, so long as the Notes are registered in the name of a Depositary or its nominee, all payments with respect to the Notes shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. At the Stated Maturity, interest, Additional Amounts and Additional Interest, if any, on Certificated Securities will be payable at the office or agency of the Company described in Section 6.5.

     Section 6.2. SEC and Other Reports to the Trustee.

          (a) The Company shall ensure delivery to the Trustee within 15 calendar days after it files such annual and quarterly reports with the SEC, information, documents and other reports, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act in accordance with TIA Section 314(a). Solely with respect to the period beginning on the date of this Indenture and ending on June 22, 2006, the Company shall be deemed to have complied with this Section 6.2(a) as long as it delivers to the Trustee the annual and quarterly reports, information, documents and other reports referred to in this Section 6.2 within 15 days after they are filed with the SEC and notwithstanding any new or continuing failure on the part of the Company to file any such reports, information or documents with the SEC on or before their respective due dates as set forth in the rules and regulations of the SEC. In the event the Company is at any time no longer subject to the reporting requirements of Section 13 or 15(d) of the Exchange Act, it shall continue to provide the Trustee with reports containing substantially the same information as would have been required to be filed with the SEC had the Company continued to have been subject to such reporting requirements. In such event, such reports shall be provided at the times the Company would have been required to provide reports had it continued to have been subject to such reporting requirements. The Company also shall comply with the other provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely conclusively on Officers' Certificates). The Trustee shall have no duty or responsibility to review such reports, information or documents.

          (b) The Company may deliver the reports referred to in paragraph (a) above in this Section 6.2 by delivering copies to the Trustee in accordance with the methods set forth in Section 15.2. Delivery of the reports, information and documents to the Trustee pursuant to this Section 6.2(b) shall be solely for the purposes of compliance with this Section 6.2(b) and with TIA Section 314(a). The Trustee's receipt of such reports, information and documents shall not constitute notice to it of the consent thereof or of any matter determinable from the content thereof, including the Company's compliance with any of its covenants hereunder, as to which the Trustee is entitled to rely upon Officers' Certificates.

     Section 6.3. Compliance Certificate.

          The Company shall deliver to the Trustee within 120 calendar days after the end of each fiscal year of the Company, beginning with the fiscal year ending December 31, 2005, an Officers' Certificate, one of the signors of which shall be the Company's Chief Executive Officer, Chief Financial Officer or Chief Accounting Officer, stating whether or not to the knowledge of the signers thereof, the Company is in compliance with all conditions and covenants under this Indenture.

     Section 6.4. Further Instruments and Acts.

          Upon request of the Trustee, or as otherwise necessary, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

     Section 6.5. Maintenance of Office or Agency of the Trustee, Registrar,
                  Paying Agent and Conversion Agent.

          The Company shall maintain in the Borough of Manhattan, New York, New York, an office or agency of the Trustee, Registrar, Paying Agent and Conversion Agent where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer, exchange, repurchase or conversion and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The office of The Bank of New York located in New York City at 101 Barclay Street, Floor 8W, New York, NY 10286, shall initially be such office or agency for all of the aforesaid purposes. The Company shall give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency (other than a change in the location of the office of the Trustee). If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 15.2.

          The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the Borough of Manhattan, New York, New York, for such purposes.

     Section 6.6. Delivery of Information Required Under Rule 144A.

          Upon the request of a Holder or any beneficial owner of Notes or holder or beneficial owner of Common Stock issued upon conversion thereof, the Company shall promptly furnish or cause to be furnished the information required pursuant to Rule 144A(d)(4) under the Securities Act to such Holder or any beneficial owner of Securities or holder or beneficial owner of Common Stock, or to a prospective purchaser of any such security designated by any such holder, as the case may be, to the extent required to permit compliance by such Holder or holder with Rule 144A under the Securities Act in connection with the resale of any such security.

     Section 6.7. Waiver of Stay, Extension or Usury Laws.

          The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, which would prohibit or forgive the Company from paying all or any portion of the principal amount, Purchase Price or Fundamental Change Purchase Price in respect of Notes, or any interest, Additional Amounts and Additional Interest, if any, on such amounts, as contemplated herein, or which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

     Section 6.8. Statement by Officers as to Default.

          The Company shall deliver to the Trustee, as soon as practicable and in any event within five Business Days after the Company becomes aware of the occurrence of any Default or Event of Default, an Officers' Certificate setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto.

     Section 6.9. Payment of Additional Amounts.

          Unless otherwise required by Panamanian law, the Company will not deduct or withhold from payments made with respect to the Securities on account of any present or future Taxes. In the event that the Company is required to withhold or deduct on account of any Taxes due from any payment made under or with respect to the Securities, the Company will pay such additional amounts ("ADDITIONAL AMOUNTS") as may be necessary so that the net amount received by each Holder of Securities will equal the amount that the Holder would have received if the Taxes had not been required to be withheld or deducted; provided that no Additional Amounts will be payable with respect to a payment made to a Holder (an "EXCLUDED HOLDER") to the extent: (i) that any Taxes would not have been so imposed but for the existence of any present or former connection between the Holder and the Republic of Panama, other than the mere receipt of the payment, acquisition, ownership or disposition of such Securities or the exercise or enforcement of rights under the Securities or this Indenture; (ii) of any estate, inheritance, gift, sales, transfer or personal property Taxes imposed with respect to the Securities, except as described below or as otherwise provided in this Indenture; (iii) that any such Taxes would not have been imposed but for the presentation of the Securities, where presentation is required, for payment on a date more than 30 days after the date on which the payment became due and payable or the date on which payment thereof is duly provided for, whichever is later, except to the extent that the beneficiary or Holder thereof would have been entitled to Additional Amounts had the Securities been presented for payment on any date during such 30-day period; or (iv) that the Holder would not be liable or subject to such withholding or deduction of Taxes but for the failure to make a valid declaration of non-residence or other similar claim for exemption, if: (a) the making of the declaration or claim is required or imposed by statute, treaty, regulation, ruling or administrative practice of the relevant taxing authority as a precondition to an exemption from, or reduction in, the relevant Taxes; and (b) at least 60 days prior to the first payment date with respect to which the Company shall apply this clause (iv), the Company shall have notified all Holders of the Securities in writing that they shall be required to provide this declaration or claim. In the event that the Company is required to withhold or deduct on account of any Taxes due from any payment made under or with respect to the Securities, the Company shall also (i) withhold or deduct such Taxes as required in accordance with all applicable laws; (ii) remit the full amount of Taxes deducted or withheld to the relevant taxing authority in accordance with all applicable laws; (iii) use reasonable efforts to obtain from each relevant taxing authority imposing the Taxes certified copies of tax receipts evidencing the payment of any Taxes deducted or withheld and, notwithstanding the Company's efforts to obtain the receipts, if the same are not obtainable, other evidence of such payments; and (iv) upon request, make available to the Holders of the Securities, within 60 days after the date the payment of any Taxes deducted or withheld is due pursuant to applicable law, certified copies of tax receipts evidencing such payment by the Company and, notwithstanding the Company's efforts to obtain the receipts, if the same are not obtainable, other evidence of such payments.

          In addition, the Company will pay any stamp, issue, registration, documentary or other similar taxes and duties, including interest, penalties and additional amounts with respect thereto, payable in the Republic of Panama or the United States, or any political subdivision or taxing authority of or in the foregoing with respect to the creation, issue, offering, enforcement or retirement of the Securities or enforcement of the Transaction Documents and will use reasonable efforts to obtain from each relevant taxing authority imposing such Taxes certified copies of tax receipts evidencing the payment of any such Taxes and, notwithstanding the Company's efforts to obtain the receipts, if the same are not obtainable, other evidence of such payments.

          At least 30 days prior to each date on which any payment under or with respect to the Securities is due and payable, if the Company becomes obligated to pay Additional Amounts with respect to such payment, the Company shall deliver to the Trustee an Officers' Certificate stating the fact that such Additional Amounts will be payable, and the amounts so payable and will set forth such other information as is necessary to enable the Trustee to pay such Additional Amounts to the Holders on the payment date. Whenever in this Indenture there is mentioned, in any context, the payment of principal or interest (including Additional Interest and defaulted interest) or any other amount payable on or with respect to any of the Securities, such mention shall be deemed to include mention of the payment of Additional Amounts provided for in this Section 6.9 to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this
Section 6.9 and express mention of the payment of Additional Amounts in those provisions hereof shall not be construed as excluding

Additional Amounts in those provisions hereof where such express mention is not made (if applicable).

          If payments with respect to the Securities become subject generally to the taxing jurisdiction of any Territory or any political subdivision or taxing authority thereof or therein having power to tax, other than or in addition to the Republic of Panama or any political subdivision or taxing authority therein or thereof having power to tax, immediately upon becoming aware thereof the Company shall notify the Trustee of such event, and thereupon the Company shall be obligated to pay Additional Amounts in respect thereof on terms corresponding to the terms of the foregoing provisions of this Section 6.9 with the substitution for (or, as the case may be, in addition to) the references herein to the Republic of Panama or any political subdivision or authority therein or thereof having power to tax of references to that other or additional Territory or any political subdivision or authority therein or thereof having power to tax to whose taxing jurisdiction such payments shall have become subject as aforesaid. The term "TERRITORY" means for this purpose any jurisdiction in which the Company is incorporated or in which it has its place of central management or central control.

          The obligations of the Company under this Section 6.9 shall survive the termination of this Indenture and the payment of all amounts under or with respect to this Indenture and the Securities.

     Section 6.10. Indemnification for Foreign Currency Judgments.

          The obligations of the Company to any Holder or the Trustee shall, notwithstanding any judgment in a currency (the "JUDGMENT CURRENCY") other than United States Dollars (the "AGREEMENT CURRENCY"), be discharged only to the extent that on the first Business Day following receipt by such Holder or the Trustee, as the case may be, of any amount in the Judgment Currency, such Holder or the Trustee may in accordance with normal banking procedures purchase the Agreement Currency with the Judgment Currency in the City of New York. If the amount of the Agreement Currency that could be so purchased is less than the amount originally to be paid to such Holder or the Trustee, as the case may be, in the Agreement Currency, the Company agrees, as a separate obligation and notwithstanding such judgment, to pay to such Holder or the Trustee, as the case may be, the difference, and if the amount of the Agreement Currency that could be so purchased exceeds the amount originally to be paid to such Holder or the Trustee, as the case may be, such Holder or the Trustee, as the case may be, shall pay to or for the account of the Company such excess, provided that such Holder or the Trustee, as the case may be, shall not have any obligation to pay any such excess as long as a Default in respect of the obligations of the Company to pay when due any amounts due under this Indenture has occurred and is continuing, in which case such excess may be applied by such Holder or the Trustee, as the case may be, to such payment obligations.

     Section 6.11. Maintenance of Corporate Existence.

          Subject to ARTICLE VII, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

     Section 6.12. Additional Subsidiary Guarantees and Liens.

          If, after the Issue Date, any Subsidiary other than the Guarantor (whether or not acquired or created by the Company or a Subsidiary after the Issue Date) has outstanding or guarantees any Indebtedness of the Company or a Subsidiary (other than any Permitted Indebtedness), then such Subsidiary will become a guarantor hereunder to the same extent as the Guarantor by executing and delivering a supplemental indenture to the Trustee within 180 days of the date on which it incurred or guaranteed such Indebtedness. Notwithstanding the foregoing, this Section 6.12 shall in no way be applicable to or otherwise restrict or affect any Guarantee of the Company or any Subsidiary in connection with the Credit Agreement or any new credit facility that replaces or refinances the Credit Facility under such Credit Agreement.

     Section 6.13. Limitation on Indebtedness.

          The Company will not, and will not permit any of its Subsidiaries to, Incur any Indebtedness (other than Permitted Indebtedness) (a) unless such Indebtedness (other than Credit Agreement Indebtedness) (i) matures after the Stated Maturity, (ii) is expressly subordinated to the Indebtedness evidenced by the Securities in right of payment, whether in respect of payment of interest or upon liquidation or dissolution or otherwise, upon commercially reasonable terms that are no less favorable than the terms set forth in ARTICLE XIII hereof,
(iii) does not require or permit at any time for the prepayment, repayment, repurchase or defeasance, directly or indirectly, of any principal or premium, if any, thereon until ninety-one (91) days after the Stated Maturity or later, and (iv) does not provide for total interest and fees in excess of 10.0% per annum and (b) if the Incurrence of such Indebtedness (including, without limitation, Credit Agreement Indebtedness) would cause of the Consolidated Leverage Ratio to exceed 4.00:1.00. Notwithstanding the foregoing, this Section
6.13 shall not prohibit the Incurrence of the following Indebtedness (collectively, "PERMITTED INDEBTEDNESS"):

          (a) Guarantees by the Company or any Subsidiary Incurred by the Company or such Subsidiary in accordance with the provisions of this Indenture, or Guarantees of, or obligations in respect of letters of credit securing performance, surety and similar bonds and completion and performance guarantees provided by the Company or its Subsidiaries in the ordinary course of business;

          (b) Indebtedness under Hedging Obligations that are Incurred in the ordinary course of business (and not for speculative purposes) (i) for the purpose of fixing or hedging interest rate risk with respect to any Indebtedness Incurred without violation of this Indenture; (ii) for the purpose of fixing or hedging currency exchange rate risk with respect to any currency exchanges; or
(iii) for the purpose of fixing or hedging commodity price risk with respect to any commodities;

          (c) the Incurrence by the Company or any of its Subsidiaries of Indebtedness represented by Capitalized Lease Obligations, mortgage financings or purchase money obligations with respect to assets other than Capital Stock, in each case Incurred for the purpose of financing all or any part of the purchase price or cost of construction or improvements of property used in the business of the Company or its Subsidiaries;

          (d) Indebtedness Incurred in respect of workers' compensation claims, self-insurance obligations, financing of insurance premiums, performance, surety and similar bonds and completion guarantees provided by the Company or its Subsidiaries in the ordinary course of business;

         (e) Indebtedness arising from agreements of the Company or its Subsidiaries providing for indemnification, adjustment of purchase price or similar obligations, in each case, Incurred or assumed in connection with the disposition of any business, assets or Capital Stock of a Subsidiary; provided that the maximum aggregate liability in respect of all such Indebtedness shall at no time exceed the gross proceeds actually received by the Company and its Subsidiaries in connection with such disposition; and

         (f) Indebtedness arising from the honoring by a bank or other financial institution of a check, draft or similar instrument (except in the case of daylight overdrafts) drawn against insufficient funds in the ordinary course of business; provided, however, that such Indebtedness is extinguished promptly.

     Section 6.14. Limitations Relating to 2.75% Notes

         The Company will not, and will not cause or permit any of its Subsidiaries to, directly or indirectly, purchase, defease, redeem, prepay or otherwise acquire or retire for value, prior to any scheduled final maturity, the 2.75% Notes so long as any Securities are outstanding. Other than in connection with a Permitted Amendment (as defined in this Section 6.14 below), the Company shall not amend, supplement or otherwise modify the 2004 Indenture or the 2.75% Notes to provide for (a) any change in the maturity of the principal amount of 2.75% Notes, (b) any increase in the interest rate or conversion rate or decrease in the conversion price of the 2.75% Notes, (c) any modification of the dates of any purchase, redemption or prepayment of the 2.75% Notes or (d) any guarantee of the obligations under the 2.75% Notes by any Subsidiary of the Company. Prior to the first anniversary of the initial Issue Date, the Company shall not effect any exchange of the 2.75% Notes in reliance on Section 3(a)(9) of the Securities Act. Following the first anniversary of the initial Issue Date, the Company may effect an exchange of the 2.75% Notes in reliance on Section 3(a)(9) of the Securities Act provided that (i) the holders of the 2.75% Notes receive solely Common Stock in any such exchange and (ii) the number of shares issuable in such exchange shall not exceed an amount of shares of Common Stock equal to the principal amount of the 2.75% Notes being exchanged divided by the Conversion Price then in effect under this Indenture. For purposes hereof, "PERMITTED AMENDMENT" means any increase in the interest rate of the 2.75% Notes so long as the Company, contemporaneously with such increase, makes a corresponding increase to the interest rate under this Indenture and the Securities.

                                  ARTICLE VII

                             SUCCESSOR CORPORATION

     Section 7.1. When Company May Merge or Transfer Assets.

         The Company shall not consolidate with or merge with or into any other Person or convey, transfer, sell, lease or otherwise dispose of all or substantially all of its properties and assets to any Person, unless:

         (a) either(i) the Company shall be the continuing corporation or (ii) the Person (if other than the Company) formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance, transfer, sale, lease or other disposition all or substantially all of the properties and assets of the Company (1) shall be a corporation organized and validly existing under the laws of the United States or any State thereof or the District of Columbia or Panama (even if a Subsidiary of another Person) and (2) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Notes, this Indenture and the Registration Rights Agreement and, to the extent applicable, otherwise comply with the provisions of Section 12.5;

         (b) immediately before and after giving effect to such transaction, no Default shall have occurred and be continuing; and

         (c) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer, sale, lease or other disposition and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture, comply with this ARTICLE VII and that all conditions precedent herein provided for relating to such transaction have been satisfied.

         For purposes of the foregoing, the transfer (by lease, assignment, sale or otherwise) of the properties and assets of one or more Subsidiaries, which, if such assets were owned by the Company, together with the assets of all of the other Subsidiaries of the Company, would constitute all or substantially all of the properties and assets of the Company, shall be deemed to be the transfer of all or substantially all of the properties and assets of the Company unless such transfer is to the Company or another Subsidiary.

         The successor Person formed by such consolidation or into which the Company is merged or the successor Person to which such conveyance, transfer, sale, lease or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor had been named as the Company herein; and thereafter, except in the case of a lease, the Company shall be discharged from all obligations and covenants under this Indenture, the Notes and the Registration Rights Agreement. Subject to Section 11.6, the Company, the Trustee and the successor Person shall enter into a supplemental indenture to evidence the succession and substitution of such successor Person and such discharge and release of the Company.

                                  ARTICLE VIII

                              DEFAULTS AND REMEDIES

     Section 8.1. Events of Default.

         So long as any Notes are outstanding, each of the following shall be an "EVENT OF DEFAULT":

         (a) the failure by the Company to pay the principal of or premium, if any, on any Note when the same becomes due and payable as therein provided or as provided in this Indenture;

         (b) the failure by the Company to pay any accrued and unpaid interest, Additional Amounts or Additional Interest, if any, on any Note, in each case, when due and payable, and such default shall continue for a period of 30 days;

         (c) the failure by the Company to convert (or otherwise settle) any portion of any Note following the exercise by the Holder of the right to convert such Note into Common Stock (or cash or a combination of cash and Common Stock, if the Company elects) pursuant to and in accordance with ARTICLE XII;

         (d) the failure by the Company to provide notice in the event of a Fundamental Change in accordance with Section 5.1(b);

         (e) the failure by the Company to purchase any Note, or any portion thereof, in accordance with ARTICLE IV or ARTICLE V, upon the exercise by the Holder of such Holder's right to require the Company to purchase such Notes pursuant thereto;

         (f) the failure on the part of the Company to duly observe and comply with the limitations on Indebtedness set out in Section 6.13 and the limitations relating to the 2.75% Notes set out in Section 6.14; provided that if the Company fails to duly observe or comply with the limitations in Section 6.13 due to any restatement of the Company's financial statements, then the Company shall have a period of 60 days from the date of such failure to cure such failure;

         (g) the failure by the Company to perform or observe any other term, covenant or agreement contained in the Securities or the Indenture (other than a term, covenant or agreement a default in whose performance or whose breach is elsewhere in this Section 8.1 specifically dealt with) for a period of 60 days after written notice of such failure has been given, by certified mail, (1) to the Company by the Trustee or (2) to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Securities then outstanding;

         (h) there shall have occurred a default under any credit agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Subsidiaries for money borrowed, whether such Indebtedness now exists, or is created after the date of this Indenture, which default (i) involves the failure to pay principal of or any premium or interest on such Indebtedness when such Indebtedness becomes due and payable at the stated maturity thereof, and such default shall continue after any applicable grace period or (ii) results in the acceleration of such Indebtedness prior to the stated maturity thereof (without such acceleration being rescinded or annulled) and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness so unpaid at its stated maturity or the stated maturity of which has been so accelerated, aggregates $10,000,000 or more;

         (i) there shall be a failure by the Company or any of its Subsidiaries to pay final judgments not covered by insurance aggregating in excess of $7,500,000, which judgments are not paid, discharged or stayed for a period of 60 days;

         (j) the Company or any Significant Subsidiary, or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, pursuant to or under or within the meaning of any Bankruptcy Law:

           (i) commences a voluntary case or proceeding;

           (ii) consents to the entry of any order for relief against it in an involuntary case or proceeding or the commencement of any case against it;

           (iii) consents to the appointment of a Custodian of it or for any substantial part of its property;

           (iv) makes a general assignment for the benefit of its creditors;

           (v) files a petition in bankruptcy or answer or consent seeking reorganization or relief; or

           (vi) consents to the filing of such petition or the appointment of or taking possession by a Custodian; and

         (k) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

           (i) is for relief against the Company or any Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, in an involuntary case or proceeding, or adjudicates the Company, any such Significant Subsidiary or group of Subsidiaries insolvent or bankrupt;

           (ii) appoints a Custodian of the Company or any Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, or for any substantial part of the property of the Company or any such Significant Subsidiary or group of Subsidiaries; or

           (iii) orders the winding up or liquidation of the Company or any Significant Subsidiary or any group of two or more Subsidiaries that, taken as a whole, would constitute a Significant Subsidiary, and the order of decree remains unstayed and in effect for 60 days.

     Section 8.2. Acceleration.

         If an Event of Default (other than an Event of Default specified in Section 8.1(j) or Section 8.1(k) with respect to the Company) occurs and is continuing (including an Event of Default specified in Section 8.1(j) or Section 8.1(k) with respect to one or more Significant Subsidiaries), the Trustee by notice to the Company, or the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding by notice to the Company and the Trustee, may declare the principal amount plus accrued and unpaid interest, Additional Amounts and Additional Interest, if any, on all the Notes to be immediately due and payable. Upon such a declaration, such accelerated amount shall be due and payable immediately.

         If an Event of Default specified in Section 8.1(j) or Section 8.1(k) occurs with respect to the Company and is continuing, the principal amount plus accrued and unpaid interest, Additional Amounts and Additional Interest, if any, on all the Notes shall become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Holders.

         The Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by notice to the Trustee may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree of a court of competent jurisdiction and if all existing Events of Default have been cured or waived except nonpayment of the principal amount plus accrued and unpaid interest, Additional Amounts and Additional Interest, if any, that have become due solely as a result of acceleration and if all amounts due to the Trustee under Section 9.7 have been paid. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     Section 8.3. Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may, but shall not be obligated to, pursue any available remedy to collect the payment of the principal plus accrued and unpaid interest, Additional Amounts and Additional Interest, if any, on the Notes or to enforce the performance of any provision of the Notes or this Indenture.

         The Trustee may maintain a proceeding even if the Trustee does not possess any of the Notes or does not produce any of the Notes in the proceeding. A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     Section 8.4. Waiver of Past Defaults.

         Subject to Section 8.7 and Section 11.2, the Holders of a majority in aggregate principal amount of the Notes at the time outstanding, by notice to the Trustee (and without notice to any other Holder), may waive an existing Default and its consequences except:

         (a) a Default described in Section 8.1(a), Section 8.1(b) or Section 8.1(e);

         (b) a Default which constitutes a failure to convert any Note in accordance with the terms of ARTICLE XII; or

         (c) a Default in respect of any provision of this Indenture or the Notes, which, under Section 11.2, cannot be amended or modified without the consent of each Holder affected thereby.

         When a Default is waived, it is deemed cured, but no such waiver shall extend to any subsequent or other Default or impair any consequent right. This
Section 8.4 shall be in lieu of Section 316(a)1(B) of the TIA and such Section 316(a)1(B) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 8.5. Control by Majority.

         The Holders of a majority in aggregate principal amount of the Notes at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is prejudicial to the rights of other Holders or would involve the Trustee in personal liability unless the Trustee is offered indemnity satisfactory to it. This Section 8.5 shall be in lieu of Section 316(a)1(A) of the TIA and such Section 316(a)1(A) is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 8.6. Limitation on Suits.

         A Holder may not pursue any remedy with respect to this Indenture or the Securities unless:

         (a) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

         (b) the Holders of at least 25% in aggregate principal amount of the Notes at the time outstanding make a written request to the Trustee to pursue the remedy;

         (c) such Holder or Holders offered to the Trustee security or indemnity satisfactory to the Trustee against any loss, liability or expense;

         (d) the Trustee does not comply with the request within 60 days after receipt of such notice, request and offer of security or indemnity; and

         (e) the Holders of a majority in aggregate principal amount of the Notes at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60-day period.

         A Holder may not use this Indenture to prejudice the rights of any other Holder or to obtain a preference or priority over any other Holder.

     Section 8.7. Rights of Holders to Receive Payment or to Convert.

         Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount, Purchase Price, Fundamental Change Purchase Price, interest, Additional Amounts and Additional Interest, if any, in respect of the Notes held by such Holder, on or after the respective due dates expressed in the Securities and in this Indenture, and to convert such Notes in accordance with ARTICLE XII, or to bring suit for the enforcement of any such payment on or after such respective dates or the right to convert, is absolute and unconditional and shall not be impaired or affected adversely without the consent of such Holder.

     Section 8.8. Collection Suit by Trustee.

         If an Event of Default described in Section 8.1(a), Section 8.1(b) or
Section 8.1(e) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or another obligor on the Notes for the whole amount owing with respect to the Securities and the amounts provided for in Section 9.7.

     Section 8.9. Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Notes or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal amount, Purchase Price, Fundamental Change Purchase Price, interest, Additional Amounts or Additional Interest, if any, in respect of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of any such amount) shall be entitled and empowered, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of the principal, Purchase Price, Fundamental Change Purchase Price, interest, Additional Amounts or Additional Interest, if any, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due the Trustee under Section 9.7) and of the Holders allowed in such judicial proceeding, and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 9.7.

         Nothing contained herein shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 8.10. Priorities.

         If the Trustee collects any money pursuant to this ARTICLE VIII, it shall pay out the money in the following order:

         FIRST: to the Trustee for amounts due under Section 9.7;

         SECOND: to Holders for amounts due and unpaid on the Securities for the principal amount, Purchase Price, Fundamental Change Purchase Price, interest, Additional Amounts or Additional Interest, if any, as the case may be, ratably, without preference or priority of any kind, according to such amounts due and payable on the Notes; and

         THIRD: the balance, if any, to the Company.

         The Trustee may fix a record date and payment date for any payment to Holders pursuant to this Section 8.10. At least 10 days prior to such record date, the Trustee shall mail to each Holder and the Company a notice that states the record date, the payment date and the amount to be paid.

     Section 8.11. Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 8.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 8.7 or a suit by Holders of more than 10% in aggregate principal amount of the Notes at the time outstanding. This Section 8.11 shall be in lieu of Section 315(e) of the TIA and such Section 315(e) is hereby expressly excluded from this Indenture, as permitted by the TIA.

                                   ARTICLE IX

                                     TRUSTEE

     Section 9.1. Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise of those rights and powers as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

         (b) Except during the continuance of an Event of Default:

           (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and

           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture, but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture, but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein.

         This Section 9.1(b) shall be in lieu of Section 315(a) of the TIA and such Section 315(a) is hereby expressly excluded from this Indenture, as permitted by the TIA.

         (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

           (i) this clause (c) does not limit the effect of clause (b) of this
     Section 9.1;

           (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

           (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 8.5 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

           (iv) The Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives indemnity reasonably satisfactory to it against any loss, liability or expense.

         (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section.

         (e) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee (acting in any capacity hereunder) shall be under no liability for interest on any money received by it hereunder unless otherwise agreed in writing with the Company.

         (f) The Trustee shall comply with the reporting requirements set forth in Section 313 of the TIA.

     Section 9.2. Rights of Trustee.

         Subject to its duties and responsibilities under the TIA and this Indenture,

         (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document (whether in its original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

         (c) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

         (d) the Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith which it reasonably believes to be authorized or within its rights or powers conferred under this Indenture;

         (e) the Trustee may consult with counsel selected by it and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in reliance on such advice or Opinion of Counsel;

         (f) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby;

         (g) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney at the sole cost of the Company and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation;

         (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless a Responsible Officer of the Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Trustee at the Corporate Trust Office of the Trustee, and such notice references the Securities and this Indenture;

         (j) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and to each agent, custodian and other person employed to act hereunder; and

         (k) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

         (l) to the extent not prohibited by the TIA, in no event shall the Trustee be responsible or liable for special, indirect, or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

     Section 9.3. Individual Rights of Trustee.

         The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee; provided that the Trustee must comply with Section 9.10 and Section 9.11. Any Paying Agent, Registrar, Conversion Agent or co-registrar may do the same with like rights.

     Section 9.4. Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use or application of the proceeds from the Securities, it shall not be responsible for any statement in any registration statement for the Securities under the Securities Act or in any offering document for the Securities, this Indenture or the Securities (other than its certificate of authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.

     Section 9.5. Notice of Defaults.

         If a Default occurs and if it is known to the Trustee, the Trustee shall give to each Holder notice of the Default within 30 days after it occurs or, if later, within 15 days after it is known to the Trustee, unless such Default shall have been cured or waived before the giving of such notice. Notwithstanding the preceding sentence, except in the case of a Default described in Section 8.1(a), Section 8.1(b) or Section 8.1(e), the Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of the Holders. The preceding sentence shall be in lieu of the proviso to Section 315(b) of the TIA and such proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.

     Section 9.6. Reports by Trustee to Holders.

         Within 60 days after each December 15 beginning with the December 15 following the date of this Indenture, the Trustee shall mail to each Holder a brief report dated as of such December 15 that complies with TIA Section 313(a), if required by such Section 313(a). The Trustee also shall comply with TIA
Section 313(b).

         Commencing at the time that this Indenture is qualified under the TIA, a copy of each report at the time of its mailing to Holders shall be filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company agrees to notify the Trustee promptly whenever this Indenture is qualified under the TIA and the Securities become listed on any securities exchange and of any delisting thereof.

     Section 9.7. Compensation and Indemnity.

            The Company agrees to:

         (a) pay to the Trustee from time to time such compensation as the Company and the Trustee shall from time to time agree in writing for all services rendered by it hereunder (which compensation shall not be limited (to the extent permitted by law) by any provision of law in regard to the compensation of a trustee of an express trust);

         (b) reimburse the Trustee upon its request for all expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the compensation and the reasonable expenses, advances and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its own gross negligence or willful misconduct; and

         (c) fully indemnify the Trustee or any predecessor Trustee and their agents for, and to hold them harmless against, any and all loss, damage, claim, liability, cost or expense (including attorney's fees and expenses, and taxes (other than taxes based upon, measured by or determined by the income of the Trustee)) incurred without negligent action, negligent failure to act or willful misconduct on their part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending themselves against any claim (whether asserted by the Company or any Holder or any other person) or liability in connection with the exercise or performance of any of the Trustee's powers or duties hereunder, or in connection with enforcing the provisions of this Section 9.7.

         With regard to its indemnification rights under Section 9.7(c) where the Company has assumed the defense in any action or proceeding, the Trustee shall have the right to employ separate counsel in any such action or proceeding and participate in the investigation and defense thereof, and the Company shall pay the reasonable fees and expenses of such separate counsel; provided, however, that the Trustee may only employ separate counsel at the expense of the Company if in the reasonable judgment of the Trustee (i) a conflict of interest exists by reason of common representation or (ii) there are legal defenses available to the Trustee that are different from or are in addition to those available to the Company or if all parties commonly represented do not agree as to the action (or inaction) of counsel.

         To secure the Company's payment obligations in this Section 9.7, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal amount, Purchase Price, Fundamental Change Purchase Price, interest, Additional Amounts or Additional Interest, if any, as the case may be, on particular Securities.

         The Company's payment obligations pursuant to this Section 9.7 shall survive the discharge of this Indenture and the resignation or removal of the Trustee. When the Trustee incurs expenses after the occurrence of a Default specified in Section 8.1(j) or Section 8.1(k), the expenses including the reasonable charges and expenses of its counsel, are intended to constitute expenses of administration under any Bankruptcy Law.

     Section 9.8. Replacement of Trustee.

         The Trustee may resign by so notifying the Company; provided, however, that no such resignation shall be effective until a successor Trustee has accepted its appointment pursuant to this Section 9.8. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee and the Company. The Company shall remove the Trustee if:

        (a) the Trustee fails to comply with Section 9.10;

        (b) the Trustee is adjudged bankrupt or insolvent;

        (c) a receiver or public officer takes charge of the Trustee or its property; or

        (d) the Trustee otherwise becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint, by Board Resolution, a successor Trustee.

         A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company satisfactory in form and substance to the retiring Trustee and the Company. Thereupon, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Holders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, upon payment of all the retiring Trustee's fees and expenses then due and payable and subject to the lien provided for in
Section 9.7.

         If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction at the expense of the Company for the appointment of a successor Trustee.

         If the Trustee fails to comply with Section 9.10, any Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Section 9.9. Successor Trustee by Merger.

         If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee. As soon as practicable, the successor Trustee shall mail a notice of its succession to the Company and the Holders. Any such successor must nevertheless be eligible and qualified under the provisions of Section 9.10 hereof.

     Section 9.10. Eligibility; Disqualification.

         The Trustee and any successor Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(b); provided, however, that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding, if the requirements for such exclusion set forth in TIA Section 310(b)(1) are met. Nothing contained herein shall prevent the Trustee from filing with the SEC the application referred to in the penultimate paragraph of TIA Section 310(b).

         The Trustee (or its parent holding company) shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition.

         If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.10, it shall resign immediately in the manner and with the effect specified in this ARTICLE IX.

     Section 9.11. Preferential Collection of Claims Against Company.

         The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

                                   ARTICLE X

                             DISCHARGE OF INDENTURE

     Section 10.1. Discharge of Liability on Securities.

         When (i) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced or repaid pursuant to Section 2.7) for cancellation or (ii) all outstanding Securities have become due and payable (whether at the Stated Maturity or upon acceleration, or on any Purchase Date or Fundamental Change Purchase Date, or upon conversion) and the Company or the Guarantor irrevocably deposits with the Paying Agent or Conversion Agent cash or securities (as applicable under the terms of this Indenture) sufficient to pay all amounts due and owing on all outstanding Securities (other than Securities replaced pursuant to Section 2.7), and if in either case the Company or the Guarantor pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 9.7, cease to be of further effect, subject to any extension required by Section 12.13 to effect settlement upon conversion of the Notes. The Trustee shall join in the execution of a document prepared by the Company or the Guarantor acknowledging satisfaction and discharge of this Indenture on demand of the Company or the Guarantor accompanied by an Officers' Certificate and Opinion of Counsel and at the cost and expense of the Company or the Guarantor.

     Section 10.2. Repayment to the Company.

         The Trustee, the Paying Agent and the Conversion Agent shall return to the Company upon written request any cash or securities held by them for the payment of any amount with respect to the Securities that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the cash or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person and the Trustee, the Paying Agent and the Conversion Agent shall have no further liability to the Holders with respect to such cash or securities for that period commencing after the return thereof.

                                   ARTICLE XI

                                   AMENDMENTS

     Section 11.1. Without Consent of Holders of Notes.

         The Company, the Guarantor and the Trustee may amend this Indenture or the Securities without the consent of any Holder to:

         (a) add to the covenants of the Company or the Guarantor for the benefit of the Holders of Securities;

         (b) surrender any right or power herein conferred upon the Company or the Guarantor;

         (c) provide for conversion rights of Holders of Notes if any reclassification or change of the Common Stock or any consolidation, merger or disposition of all or substantially all of the Company's properties and assets occurs;

         (d) provide for the assumption of the Company's obligations to the Holders of Notes in the case of a merger, consolidation, conveyance, transfer, sale, lease or other disposition pursuant to ARTICLE VII;

         (e) increase the Conversion Rate; provided, however, that such increase in the Conversion Rate shall not adversely affect the interests of the Holders of Notes (after taking into account tax and other consequences of such increase);

         (f) comply with the requirements of the SEC in order to effect or maintain the qualification of this Indenture under the TIA;

         (g) to evidence the succession of another Person as the Guarantor pursuant to Section 14.3 hereof and the assumption by any such successor of the covenants and agreements of the Guarantor contained herein;

         (h) make any changes or modifications necessary in connection with the registration of the Securities under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (h) does not adversely affect the interests of the Holders of Securities in any material respect;

         (i) cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of this Indenture; provided, however, that such action pursuant to this clause (i) does not adversely affect the interests of the Holders of Securities in any material respect;

         (j) to evidence the succession of another Person to the Company or any other obligor upon the Notes, and the assumption by any such successor of the covenants of the Company or such obligor herein and in the Notes, in each case in compliance with the provisions of this Indenture;

         (k) to evidence and provide the acceptance of the appointment of a successor trustee hereunder; or

         (l) to require the Company to settle its Conversion Obligation in cash with respect to the principal amount of Notes surrendered for conversion.

     Section 11.2. With Consent of Holders of Notes.

         Except as provided below in this Section 11.2, this Indenture or the Securities may be amended, and noncompliance in any particular instance with any provision of this Indenture or the Securities may be waived, in each case with the consent or affirmative vote of the Holders of at least a majority of the principal amount of the Notes at the time outstanding.

         Without the consent or the affirmative vote of each Holder of Notes affected thereby (in addition to the consent or the affirmative vote of the Holders of at least a majority of the principal amount of the Securities at the time outstanding), an amendment or waiver under this Section 11.2 may not:

         (a) change the maturity of the principal amount of, or the payment date of any installment of interest, Additional Amounts or Additional Interest, if any, on, any Security;

         (b) reduce the principal amount of, or interest, Additional Amounts or Additional Interest, if any, on, or the Purchase Price or Fundamental Change Purchase Price of, any Note;

         (c) change the currency of payment of principal amount of, or interest, Additional Amounts or Additional Interest, if any, on, or the Purchase Price or Fundamental Change Purchase Price of, any Note from U.S. Dollars;

         (d) impair or adversely affect the manner of calculation or rate of accrual of interest, Additional Amounts or Additional Interest, if any, on any Note;

         (e) impair the right of any Holder to institute suit for the enforcement of any payment or with respect to, or conversion of, any Note;

         (f) modify the Company's obligation to maintain a Registrar, Paying Agent, Conversion Agent and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served in the Borough of Manhattan, New York City;

         (g) impair or adversely affect the conversion rights of the Holders of the Notes as provided in ARTICLE XII;

         (h) impair or adversely affect the purchase rights of the Holders of the Notes as provided in ARTICLE IV or ARTICLE V;

         (i) modify the redemption provisions of ARTICLE III in a manner adverse to the Holders of Notes;

         (j) reduce the percentage of the aggregate principal amount of the outstanding Notes the consent or affirmative vote of whose Holders is required for any such amendment;

         (k) reduce the percentage of the aggregate principal amount of the outstanding Notes the consent or affirmative vote of whose Holders is required for any waiver of any past Default provided for in this Indenture; or

         (l) waive any matter set forth in Section 8.4(a), Section 8.4(b), or
Section 8.4(c).

         It shall not be necessary for the consent of the Holders under this
Section 11.2 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

         After an amendment under this Section 11.2 becomes effective, the Company shall mail to each Holder a notice briefly describing the amendment.

     Section 11.3. Compliance with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall comply with the TIA.

     Section 11.4. Revocation and Effect of Consents, Waivers and Actions.

         Until an amendment, waiver or other action by Holders becomes effective, a consent thereto by a Holder of a Note hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Note that evidences the same obligation as the consenting Holder's Note, even if notation of the consent, waiver or action is not made on the Note. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Note or portion of the
Note if the Trustee receives the notice of revocation before the date the amendment, waiver or action becomes effective. After an amendment, waiver or action becomes effective, it shall bind every Holder.

     Section 11.5. Notation on or Exchange of Securities.

         Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this ARTICLE XI may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Securities.

     Section 11.6. Trustee to Sign Supplemental Indentures.

         The Trustee shall sign any supplemental indenture authorized pursuant to this ARTICLE XI if the amendment contained therein does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign such supplemental indenture. In signing such supplemental indenture, the Trustee shall receive, and (subject to the provisions of Section 9.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

     Section 11.7. Effect of Supplemental Indentures.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

                                  ARTICLE XII

                                   CONVERSION

     Section 12.1. Conversion Right.

         (a) Subject to and upon compliance with the provisions of this ARTICLE XII, a Holder of a Note shall have the right, at such Holder's option, to convert all or any portion (if the portion to be converted is $1,000 of the principal amount or an integral multiple thereof) of such Note into, subject to
Section 12.14 and the provisions of this Section 12.1, a number of shares of Common Stock equal to the product of (x) the Conversion Rate in effect on the date of conversion times (y) the quotient of the principal amount of the Note or portion thereof surrendered for conversion divided by 1,000.

         (b) With respect to any conversion of a Note during a Registration Default Period, a Holder shall be entitled, subject to Section 12.14, to 103% of the number of shares of Common Stock that the Holder would have otherwise been entitled to upon conversion in respect of the portion of the Conversion Obligation that the Company settles in Common Stock.

         (c) Notwithstanding the foregoing, a Note in respect of which a Holder has delivered a Purchase Notice or a Fundamental Change Purchase Notice, as the case may be, exercising such Holder's right to require the Company to repurchase such Note may be converted only if such Purchase Notice or Fundamental Change Purchase Notice is withdrawn in accordance with Section 4.2(b) or Section 5.2(b) prior to 5:00 p.m., New York City time, on the Business Day immediately preceding such Purchase Date or Fundamental Change Purchase Date.

     Section 12.2. Conversion Procedures; Conversion Rate; Fractional Shares.

         (a) Subject to Section 12.14, each Note shall be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock (calculated to the nearest 1/10,000th of a share).

         On the earlier to occur of (1) one Trading Day after the first such date as the Closing Sale Price equals or exceeds the Conversion Price and (ii) one Trading Day after the Company first receives a Conversion Notice, the Company shall make an election (the "PRINCIPAL CONVERSION SETTLEMENT ELECTION") and notify the Holders in writing whether a Holder who surrenders a Note (each, a "SURRENDERED SECURITY") will be entitled to receive, in respect of the principal amount of such Note upon surrender thereof, 100% Common Stock, 100% cash or a combination of cash and Common Stock. If the Company elects to settle the Conversion Obligation relating to the principal amount of such Note in a combination of cash and Common Stock, the Company shall specify the percentage of the principal amount to be satisfied in cash. This notification, once provided to a Holder on the date the Notes first become convertible, is irrevocable and legally binding with regard to any conversion of the Notes under the circumstances described in Section 12.1.

         The Conversion Agent shall notify the Company when it receives a Conversion Notice. Settlement of the conversion obligation relating to the principal amount of any Surrendered Securities shall be in accordance with the allocation set forth in the Principal Conversion Settlement Election. The Company shall determine the Excess Amount, and shall set forth the method for settling the Conversion Obligation in respect of the Excess Amount in accordance with the procedure set forth in Section 12.13. If the Company elects to settle in Common Stock only, a certificate for the number of full shares of Common Stock into which the Notes are converted (and cash in lieu of fractional shares) shall be delivered by the Company to such Holder, assuming all of the other requirements have been satisfied by such Holder within three Trading Days after the Company issues its notification of its chosen method of settlement in accordance with Section 12.14. If the Company elects to settle in cash or a combination of cash and Common Stock, the cash and, if applicable, a certificate for the number of full shares of Common Stock into which the Notes are converted (and cash in lieu of fractional shares) shall be paid and delivered to such Holder, assuming all of the other requirements have been satisfied by such Holder, in accordance with Section 12.14. Notwithstanding the foregoing, the Company shall not be required to deliver certificates for Common Stock while the stock transfer books for such stock or the security register are duly closed for any purpose, but certificates for Common

Stock shall be issued and delivered as soon as practicable after the opening of such books or security register.

         Except as described in Section 12.10, the Company will not make any payment in cash or Common Stock or other adjustment for accrued and unpaid interest, Additional Amounts or Additional Interest on any Notes when they are converted. The Company's delivery to the Holder of the full number of shares of Common Stock into which the Note is convertible (or, at the Company's option, cash, or a combination of cash and Common Stock, in lieu thereof as provided in
Section 12.14), together with any cash payment for such Holder's fractional shares, shall be deemed to satisfy the Company's obligation to pay the principal amount of the Note and to satisfy its obligation to pay accrued and unpaid interest, Additional Amounts and Additional Interest, if any through the conversion date. As a result, accrued interest, Additional Amounts and Additional Interest are deemed paid in full rather than cancelled, extinguished or forfeited. Notwithstanding the foregoing, accrued interest, Additional Amounts and Additional Interest, if any, will be payable in cash upon any conversion of Notes made concurrently with or after acceleration of the Notes following an Event of Default.

         If a Holder has exercised its right to require the Company to purchase its Notes pursuant to ARTICLE IV or ARTICLE V, such Holder's conversion rights on the Notes so subject to purchase shall expire at 5:00 p.m., New York City time, on the Business Day immediately preceding the Purchase Date or Fundamental Change Purchase Date, as the case may be, unless the Company shall default in its payment obligation to such Holder. Notwithstanding the foregoing, a Note in respect of which a Holder has delivered a Purchase Notice or a Fundamental Change Purchase Notice, as the case may be, exercising such Holder's right to require the Company to purchase such Note may be converted only if such Purchase Notice or Fundamental Change Purchase Notice is withdrawn in accordance with
Section 4.2(b) or Section 5.2(b) prior to 5:00 p.m., New York City time, on the Business Day immediately preceding such Purchase Date or Fundamental Change Purchase Date.

         (b) Before any Holder shall be entitled to convert any Notes into Common Stock, such Holder shall, in the case of Global Securities, comply with the Applicable Procedures of the Depositary in effect at that time, and in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank if required by the Conversion Agent, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place in the form of the Conversion Notice attached to the Note (the "CONVERSION NOTICE") that such Holder elects to convert the same and shall state in writing therein the principal amount of Notes to be converted (in whole or in part so long as the principal amount to be converted is in multiples of $1,000) and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued.

         Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest, Additional Amounts or Additional Interest, if any, on the Notes, as provided in Section 12.10, and all taxes or duties, if any, as provided in Section 12.9.

         If more than one Note shall be surrendered for conversion at one time by the same Holder, the number of full shares of Common Stock that shall be deliverable upon conversion shall be computed on the basis of the aggregate principal amount of the Notes (or specified portions thereof to the extent permitted thereby) so surrendered.

         If shares of Common Stock to be issued upon conversion of a Restricted Security are to be issued in the name of a Person other than the Holder of such Restricted Security, such Holder shall deliver to the Conversion Agent a certification in substantially the form set forth in a Transfer Certificate dated the date of surrender of such Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. The Company shall not be required to issue Common Stock upon conversion of any such Restricted Security to a Person other than the Holder if such Restricted Security is not so accompanied by a properly completed certification, and the Registrar shall not be required to register Common Stock upon conversion of any such Restricted Security in the name of a Person other than the Holder if such Restricted Security is not so accompanied by a properly completed certification.

         (c) A Note shall be deemed to have been converted immediately prior to 5:00 p.m., New York City time, on the date on which all of the conversion requirements set forth in Section 12.2(b) have been satisfied, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record Holder or Holders of such Common Stock as of 5:00 p.m., New York City time, on such date

         (d) In case any Certificated Security shall be surrendered for partial conversion, the Company shall execute and the Trustee shall authenticate and deliver to or upon the written order of the Holder of the Security so surrendered, without charge to such Holder (subject to the provisions of Section 12.9), a new Note or Notes in authorized denominations in an aggregate principal amount equal to the unconverted portion of the surrendered Certificated Securities.

     Section 12.3. Adjustment of Conversion Rate.

         The Conversion Rate shall be adjusted from time to time as follows:

         (a) In case the Company shall, at any time or from time to time after the initial Issue Date while any of the Notes are outstanding, pay a dividend or make a distribution in Common Stock to all or substantially all holders of its outstanding Common Stock, then the Conversion Rate in effect immediately prior to the close of business on the Record Date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be increased so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have received had such Note been converted immediately prior to the happening of such event as well as such additional shares it would have received as a result of such event. Such increase shall become effective immediately prior to the opening of business on the day following the Record Date fixed for such determination. If any dividend or distribution of the type described in this Section 12.3(a) is declared but not so paid or made, the Conversion Rate shall again be adjusted to the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

         (b) In case the Company shall, at any time or from time to time after the initial Issue Date while any of the Notes are outstanding, subdivide its outstanding shares of Common

Stock into a greater number of Common Stock or combine its outstanding shares of Common Stock into a smaller number of Common Stock, then the Conversion Rate in effect immediately prior to the close of business on the day upon which such subdivision or combination becomes effective shall be adjusted so that the Holder of any Note thereafter surrendered for conversion shall be entitled to receive that number of shares of Common Stock which it would have received had such Note been converted immediately prior to the happening of such event as well as such additional shares as it would have received as a result of such event. Such adjustment shall become effective immediately prior to the opening of business on the day following the day upon which such subdivision or combination becomes effective.

         (c) In case the Company shall, at any time or from time to time after the initial Issue Date while any of the Notes are outstanding, issue rights, options or warrants for a period expiring within 60 days (other than any rights, options or warrants referred to in Section 12.3(d)) to all or substantially all holders of its outstanding Common Stock entitling them to subscribe for or purchase Common Stock (or securities convertible into or exchangeable or exercisable for Common Stock), at a price per share of Common Stock (or having a conversion, exchange or exercise price per share of Common Stock) less than the Closing Sale Price of the Common Stock on the Business Day immediately preceding the date of announcement of such issuance (treating the conversion, exchange or exercise price per share of Common Stock of the securities convertible, exchangeable or exercisable into Common Stock as equal to (x) the sum of (i) the price for a unit of the security convertible into or exchangeable or exercisable for Common Stock and (ii) any additional consideration initially payable upon the conversion of or exchange or exercise for such security into Common Stock divided by (y) the number of shares of Common Stock initially underlying such convertible, exchangeable or exercisable security), then the Conversion Rate shall be increased by multiplying the Conversion Rate in effect at the opening of business on the date after such date of announcement by a fraction:

           (i) the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of announcement, plus the total number of additional shares of Common Stock so offered for subscription or purchase (or into which the convertible, exchangeable or exercisable securities so offered are convertible, exchangeable or exercisable); and

           (ii) the denominator of which shall be the number of shares of Common Stock outstanding on the close of business on the date of announcement, plus the number of shares of Common Stock (or convertible, exchangeable or exercisable securities) which the aggregate offering price of the total number of shares of Common Stock (or convertible, exchangeable or exercisable securities) so offered for subscription or purchase (or the aggregate conversion, exchange or exercise price of the convertible, exchangeable or exercisable securities so offered) would purchase at such Closing Sale Price of the Common Stock.

         Such increase shall become effective immediately prior to the opening of business on the day following the Record Date for such determination. To the extent that shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) are not delivered pursuant to such rights, options or warrants, upon the expiration or termination of such rights, options or warrants, the Conversion Rate shall be readjusted to the

Conversion Rate which would then be in effect had the adjustments made upon the issuance of such rights, options or warrants been made on the basis of the delivery of only the number of shares of Common Stock (or securities convertible, exchangeable or exercisable into shares of Common Stock) actually delivered. In the event that such rights, options or warrants are not so issued, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if the Record Date fixed for the determination of stockholders entitled to receive such rights, options or warrants had not been fixed. In determining whether any rights, options or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Closing Sale Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights, options or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

         (d) (A) In case the Company shall, at any time or from time to time after the initial Issue Date while any of the Notes are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation and the shares of Common Stock are not changed or exchanged), shares, evidences of its Indebtedness or other assets, including securities, but excluding (i) dividends or distributions of Common Stock referred to in Section 12.3(a), (ii) any rights, options or warrants referred to in Section 12.3(c), (iii) dividends and distributions paid exclusively in cash referred to in Section 12.3(e) and
(iv) dividends and distributions of stock, securities or other property or assets (including cash) in connection with the reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.5 applies (such shares, evidence of its indebtedness, other assets or securities being distributed hereinafter in this Section 12.3(d) called the "DISTRIBUTED ASSETS"), then, in each such case, subject to paragraphs
(D) and (E) of this Section 12.3(d), the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business on the Record Date with respect to such distribution by a fraction:

           (i) the numerator of which shall be the Current Market Price; and

           (ii) the denominator of which shall be such Current Market Price of the Common Stock, less the Fair Market Value on such date of the portion of the distributed assets so distributed applicable to one share of Common Stock (determined on the basis of the number of shares of Common Stock outstanding on the Record Date) on such date.

         Such increase shall become effective immediately prior to the opening of business on the day following the Record Date for such distribution. In the event that such dividend or distribution is not so paid or made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such dividend or distribution had not been declared.

         (B) If the Board of Directors determines the Fair Market Value of any distribution for purposes of this Section 12.3(d) by reference to the actual or when issued trading market for any distributed assets comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "REFERENCE PERIOD") used in computing the Current Market Price pursuant to Section 12.3(g) below to the extent possible, unless the Board of Directors determines in good faith that determining the Fair Market Value during the Reference Period would not be in the best interests of the Holders.

         (C) In the event any such distribution consists of shares, or similar Equity Interests in, one or more of the Company's Subsidiaries (a "SPIN-OFF"), the Fair Market Value of the securities to be distributed shall equal the average of the Closing Sale Prices of such securities on the principal securities market on which such securities are traded for the five consecutive Trading Days commencing on and including the sixth Trading Day of those securities after the effectiveness of the Spin-Off, and the Current Market Price shall be measured for the same period. In the event, however, that an underwritten initial public offering of the securities in the Spin-Off occurs simultaneously with the Spin-Off, Fair Market Value of the securities distributed in the Spin-Off shall mean the initial public offering price of such securities and the Current Market Price shall mean the Closing Sale Price for the Common Stock on the same Trading Day.

         (D) Rights, options or warrants distributed by the Company to all holders of the outstanding shares of Common Stock entitling them to subscribe for or purchase Equity Interests of the Company (either initially or under certain circumstances), which rights, options or warrants, until the occurrence of a specified event or events ("TRIGGER EVENT"), (x) are deemed to be transferred with such shares of Common Stock, (y) are not exercisable and (z) are also issued in respect of future issuances of shares of Common Stock shall be deemed not to have been distributed for purposes of this Section 12.3(d) (and no adjustment to the Conversion Rate under this Section 12.3(d) shall be required) until the occurrence of the earliest Trigger Event. If such right, option or warrant is subject to subsequent events, upon the occurrence of which such right, option or warrant shall become exercisable to purchase different distributed assets, evidences of indebtedness or other assets, or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and Record Date with respect to a new right, option or warrant (and a termination or expiration of the existing right, option or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights, options or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in an adjustment to the Conversion Rate under this Section 12.3(d):

           (i) in the case of any such rights, options or warrants which shall all have been repurchased without exercise by any holders thereof, the Conversion Rate shall be readjusted upon such final repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share repurchase price received by a holder of shares of Common Stock with respect to such rights, options or warrants (assuming such holder had retained such rights, options or warrants), made to all holders of Common Stock as of the date of such repurchase; and

           (ii) in the case of such rights, options or warrants which shall have expired or been terminated or redeemed without exercise, the Conversion Rate shall be readjusted as if such rights, options and warrants had never been issued.

         (E) For purposes of this Section 12.3(d) and Section 12.3(a), Section 12.3(b) and Section 12.3(c), any dividend or distribution to which this Section 12.3(d) is applicable that also includes (x) shares of Common Stock, (y) a subdivision or combination of shares of Common Stock to which Section 12.3(b) applies or (z) rights, options or warrants to subscribe for or purchase shares of Common Stock to which Section 12.3(c) applies (or any combination thereof), shall be deemed instead to be:

           (i) a dividend or distribution of the evidences of indebtedness, assets, shares of, right, options or warrants, other than such shares of Common Stock, such subdivision or combination or such rights, options or warrants to which Section 12.3(a), Section 12.3(b) and Section 12.3(c) apply, respectively (and any Conversion Rate adjustment required by this Section 12.3(d) with respect to such dividend or distribution shall then be made), immediately followed by

           (ii) a dividend or distribution of such shares of Common Stock, such subdivision or combination or such rights, options or warrants (and any further Conversion Rate increase required by Section 12.3(a), Section 12.3(b) and Section 12.3(c) with respect to such dividend or distribution shall then be made), except:

               (1) the Record Date of such dividend or distribution shall be substituted as (i) "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution," "Record Date fixed for such determinations" and "Record Date" within the meaning of Section 12.3(a), (ii) "the day upon which such subdivision or combination becomes effective" within the meaning of Section 12.3(b), and (iii) as "the Record Date fixed for the determination of the stockholders entitled to receive such rights, options or warrants" and such "Record Date" within the meaning of Section 12.3(c); and

               (2) any reduction or increase in the number of shares of Common Stock resulting from such subdivision or combination shall be disregarded in connection with such dividend or distribution.

         (e) In case the Company shall, at any time or from time to time after the initial Issue Date while any of the Notes are outstanding, by dividend or otherwise, distribute to all or substantially all holders of its outstanding shares of Common Stock, cash (including any quarterly cash dividends, but excluding any cash that is distributed upon a reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance to which Section 12.5 applies or as part of a distribution referred to in Section 12.3(d)), then, and in each case, immediately after the close of business on such date, the Conversion Rate shall be increased by multiplying the Conversion Rate in effect immediately prior to the close of business of such Record Date by a fraction:

           (A) the numerator of which shall be equal to the Current Market Price on such date; and

           (B) the denominator of which shall be equal to the Current Market Price on the Record Date, less an amount equal to the quotient of (x) the aggregate amount of such cash distribution and (y) the number of shares of Common Stock outstanding on the Record Date.

         Such increase shall become effective immediately prior to the opening of business on the day following the Record Date for such distribution. In the event that such distribution is not so made, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such distribution had not been declared.

         (f) In case a tender offer or exchange offer (other than as part of a stock option exchange offer) made by the Company or any of its Subsidiaries for all or any portion of the Common Stock shall expire, then and in each such case, immediately prior to the opening of business on the day after the date of the last time (the "EXPIRATION TIME") tenders or exchanges could have been made pursuant to such tender offer or exchange offer, the Conversion Rate shall be increased so that the same shall equal the rate determined by multiplying the Conversion Rate in effect immediately prior to the close of business on the date of the Expiration Time by a fraction:

            (A) the numerator of which shall be the sum of (x) the product of
         (i) the number of shares of Common Stock outstanding (excluding any tendered or exchanged shares) at the Expiration Time and (ii) the Current Market Price of the Common Stock at the Expiration Time, and
         (y) the Fair Market Value of the aggregate consideration payable to stockholders based on acceptance (up to any maximum specified in the terms of the tender offer or exchange offer) of all shares validly tendered and not withdrawn as of the Expiration Time; and

            (B) the denominator of which shall be the product of the number of shares of Common Stock outstanding (including any tendered or exchanged shares) at the Expiration Time and the Current Market Price of the Common Stock at the Expiration Time.

         Such increase (if any) shall become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer or exchange offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all or a portion of such purchases are rescinded, the Conversion Rate shall again be adjusted to be the Conversion Rate which would then be in effect if such (or such portion of the) tender offer or exchange offer had not been made. If the application of this Section 12.3(f) to any tender offer or exchange offer would result in a decrease in the Conversion Rate, no adjustment shall be made for such tender offer or exchange offer under this Section 12.3(f).

         If the rights provided for in the Company's Rights Agreement dated as of April 1, 1999 (the "STOCKHOLDER RIGHTS PLAN"), have separated from the Common Stock in accordance with the provisions of the Stockholder Rights Plan so that the Holders of the Notes would not be entitled to receive any rights in respect of Common Stock issuable upon conversion of the Notes, the Conversion Rate will be adjusted as provided in paragraph (d)(D) above, subject to readjustment in the event of the expiration, termination or redemption of the rights. In lieu of any such adjustment, the Company may amend the Stockholder Rights Plan to provide that upon conversion of the Notes the Holders will receive, in addition to the cash and Common Stock issuable upon such conversion, the rights which would have attached to the shares of Common Stock issuable upon conversion of the Notes solely into Common Stock at the then applicable Conversion Rate if the rights had not become separated from the Common Stock under the Stockholder Rights Plan. To the extent that the Company adopts any future rights plan, upon conversion of the Notes, Holders will receive, in addition to the cash and Common Stock issuable upon such conversion, the rights under the future rights plan in respect of the shares of Common Stock issuable upon conversion of the Notes solely into Common Stock at the then applicable Conversion Price, whether or not the rights have separated from the Common Stock at the time of conversion, and no adjustment to the Conversion Rate will be made in connection with any distribution of rights thereunder.

         (g) For purposes of this ARTICLE XII, the following terms shall have the meanings indicated:

         "CURRENT MARKET PRICE" on any date means the arithmetic average of the daily Closing Sale Prices per share of Common Stock for the ten consecutive Trading Days immediately prior to such date; provided, however, that if:

         (i) the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.3(a), Section 12.3(b), Section 12.3(c), Section 12.3(d), Section 12.3(e) or Section 12.3(f) occurs during such ten consecutive Trading Days, the Closing Sale Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the same fraction by which the Conversion Rate is so required to be adjusted as a result of such other event;

         (ii) the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.3(a), Section 12.3(b), Section 12.3(c), Section 12.3(d), Section 12.3(e) or Section 12.3(f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event; and

         (iii) the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Sale Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the Fair Market Value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.3(d), Section 12.3(e) or Section 12.3(f)) of the evidences of Indebtedness, shares or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date.

For purposes of any computation under Section 12.3(f), if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Rate pursuant to Section 12.3(a), Section 12.3(b),
Section 12.3(c), Section 12.3(d), Section 12.3(e) or Section 12.3(f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Sale Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Sale Price by the reciprocal of the fraction by which the Conversion Rate is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, when used:

                  (i) with respect to any issuance or distribution, means the first date on which the Common Stock trade regular way on the relevant exchange or in the relevant market from which the Closing Sale Price was obtained without the right to receive such issuance or distribution;

                  (ii) with respect to any subdivision or combination of Common Stock, means the first date on which the Common Stock trade regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective; and

                  (iii) with respect to any tender offer or exchange offer, means the first date on which the Common Stock trade regular way on such exchange or in such market after the Expiration Time of such offer (as may be amended or extended).

Notwithstanding the foregoing, whenever successive adjustments to the Conversion Rate are called for pursuant to this Section 12.3, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.3 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

         "FAIR MARKET VALUE" means the amount which a willing buyer would pay a willing seller in an arm's length transaction (as determined by the Board of Directors, whose determination shall be made in good faith and, absent manifest error, shall be final and binding on Holders of the Securities).

         "RECORD DATE" means, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

         (h) The Company shall be entitled to make such additional increases in the Conversion Rate, in addition to those required by Section 12.3(a), Section 12.3(b), Section 12.3(c), Section 12.3(d), Section 12.3(e) or Section 12.3(f) if the Board of Directors determines that it is advisable in order that any dividend or distribution of Common Stock, any subdivision, reclassification or combination of Common Stock or any issuance of rights, options or warrants referred to above shall not be taxable to the holders of Common Stock for United States federal income tax purposes.

         (i) To the extent permitted by applicable law, the Company may, from time to time, increase the Conversion Rate by any amount for any period of time if such period is at least 20 calendar days, the increase is irrevocable during the period and the Board of Directors determine that such increase would be in the best interests of the Company. Any such determination shall be conclusive, absent manifest error. Whenever the Conversion Rate is increased pursuant to the preceding sentence or clause (h) above, the Company shall mail to the Trustee and each Holder at the address of such Holder as it appears in the Register, at least 15 calendar days prior to the date the increased Conversion Rate takes effect, a notice of the increase stating the increased Conversion Rate and the period during which it shall be in effect.

         (j) In any case in which this Section 12.3 shall require that any adjustment be made effective as of or retroactively immediately following a Record Date, the Company may elect to defer (but only for five Trading Days following the filing of the notice referred to in Section 12.6) issuing to the Holder of any Securities converted after such Record Date the Common Stock issuable upon such conversion over and above the Common Stock issuable upon such conversion on the basis of the Conversion Rate prior to adjustment; provided, however, that the Company shall deliver to such Holder a due bill or other appropriate instrument evidencing such Holder's right to receive such additional Common Stock upon the occurrence of the event requiring such adjustment.

         (k) All calculations under this Section 12.3 shall be made to the nearest cent or one-hundredth of a share, with one-half cent and 0.005 of a share, respectively, being rounded upward. Notwithstanding any other provision of this Section 12.3, the Company shall not be required to make any adjustment of the Conversion Rate unless such adjustment would require an increase or decrease of at least 1% in the Conversion Rate as last adjusted. Any lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment or adjustments so carried forward, shall amount to an increase or decrease of at least 1% in the Conversion Rate as last adjusted. Any adjustments under this
Section 12.3 shall be made successively whenever an event requiring such an adjustment occurs.

         (l) In the event that at any time, as a result of an adjustment made pursuant to this Section 12.3, the Holder of any Securities thereafter surrendered for conversion shall become entitled to receive any shares of Applicable Stock of the Company other than Common Stock into which the Securities originally were convertible, the Conversion Rate of such other shares so receivable upon conversion of any such Note shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to Common Stock contained in subparagraphs (a) through (k) of this Section 12.3, and the provisions of Section 12.1, Section
12.2 and Section 12.5 through Section 12.10 with respect to the Common Stock shall apply on like or similar terms to any such other shares (including, without limitation, the determination of whether the conditions to conversion provided in Section 12.1 have been satisfied). In the event that the Conversion Rate is required to be adjusted pursuant to this Section 12.3 during any Cash Settlement Averaging Period, the Closing Sale Price for each Trading Day during such period shall, to the extent necessary, be adjusted to reflect the effects of such adjustment to this Section 12.3.

         (m) No adjustment shall be made pursuant to this Section 12.3 if the effect thereof would be to reduce the Conversion Price below the par value (if any) of the Common Stock.

     Section 12.4. Make-Whole Premium.

         (a) In the event of a Fundamental Change, the Company shall pay the Make-Whole Premium (as defined in Section 12.4(b) below) to Holders of the Securities who convert their Securities in connection with the Fundamental Change pursuant to this Article XII at any time during the Fundamental Change Purchase/Conversion Period. The Make-Whole Premium shall be paid on the date the Fundamental Change becomes effective (the "EFFECTIVE DATE") (or, in the event the Securities are converted after the Effective Date but during the Fundamental Change Purchase/Conversion Period, on the third Business Day following the end of the Fundamental Change Purchase/Conversion Period) and shall be paid solely in shares of Common Stock (other than cash paid in lieu of fractional shares) or in the same form of consideration into which all or substantially all of the shares of Common Stock have been converted or exchanged in connection with the Fundamental Change. The Make-Whole Premium shall be equal to an additional number of shares of Common Stock calculated in accordance with Sections 12.4(b) and 12.4(c) hereof. The Make-Whole Premium will be in addition to, and not in substitution for, any cash, securities or other assets otherwise due to Holders of Securities upon conversion as described in this Indenture.

         (b) The "MAKE-WHOLE PREMIUM" shall be equal to the principal amount of the Securities to be converted divided by $1,000 and multiplied by the applicable number of shares of Common Stock determined by reference to the table below (the "MAKE-WHOLE PREMIUM TABLE") and is based on the Effective Date and the Stock Price (as defined in Section 12.4(c) below).

                            MAKE-WHOLE PREMIUM TABLE

                  (NUMBER OF ADDITIONAL SHARES OF COMMON STOCK)


                                                   STOCK PRICE ON EFFECTIVE DATE
EFFECTIVE DATE   $14.00  $16.00   $20.00   $24.00  $28.00  $32.00  $36.00  $40.00  $44.00  $48.00  $52.00  $56.00  $60.00  $64.00
--------------  -------  -------  -------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------  ------
12/23/2005      16.6137  13.8058  10.2361  8.0742  6.6225  5.5760  4.7828  4.1590  3.6547  3.2380  2.8877  2.5891  2.3316  2.1074
12/23/2006      15.9444  13.0569   9.5011  7.4235  6.0626  5.0973  4.3729  3.8067  3.3503  2.9739  2.6577  2.3882  2.1557  1.9530
12/23/2007      15.4635  12.2224   8.6239  6.6314  5.3743  4.5045  3.8617  3.3637  2.9644  2.6360  2.3605  2.1257  1.9230  1.7463
12/23/2008      15.7035  11.6396   7.5929  5.6849  4.5498  3.7941  3.2484  2.8310  2.4987  2.2263  1.9980  1.8035  1.6356  1.4891
12/23/2009      16.3959  11.2936   6.5174  4.5607  3.5540  2.9355  2.5070  2.1858  1.9323  1.7252  1.5518  1.4040  1.2763  1.1648
12/23/2010      13.7001   9.2356   4.8576  3.1251  2.3353  1.9025  1.6217  1.4166  1.2557  1.1241  1.0136  0.9193  0.8377  0.7663
12/23/2011      14.1921   8.2107   2.8383  1.2880  0.8415  0.6737  0.5785  0.5089  0.4530  0.4066  0.3674  0.3337  0.3046  0.2791
12/23/2012      17.8823   8.5138   0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000  0.0000

The exact Stock Price and Effective Date may not be set forth on the Make-Whole Premium Table, in which case, if the Stock Price is between two Stock Prices on the Make-Whole Premium Table or the Effective Date is between two Effective Dates on the Make-Whole Premium Table, the Make-Whole Premium shall be determined by straight-line interpolation between Make-Whole Premium amounts set forth for the higher and lower Stock Prices and the two Effective Dates, as applicable, based on a 365-day year (or a 366-day year if the Effective Date occurs in a leap year). The Stock Prices set forth in the column headers are subject to adjustment pursuant to Section 12.4(e).

         (c) "STOCK PRICE" means the price paid per share of Common Stock in the transaction constituting the Fundamental Change, determined as follows: (i) if holders of Common Stock receive only cash in the transaction constituting the Fundamental Change, the Stock Price shall equal the cash amount paid per share of Common Stock; and (ii) in all other cases, the Stock Price shall equal the arithmetic average of the Closing Sale Prices of a share of Common Stock over the five Trading Day period ending on the fifth Trading Day immediately preceding the Effective Date multiplied by 95%. If the Stock Price is less than or equal to $13.99 (subject to adjustment pursuant to Section 12.4(h), the "STOCK PRICE THRESHOLD"), the Make-Whole Premium shall be equal to zero shares of Common Stock. If the Stock Price is equal to or greater than $64.01 (subject to adjustment pursuant to Section 12.4(h) the "STOCK PRICE CAP"), the Make-Whole Premium shall be equal to zero shares of Common Stock.

         (d) The Company shall pay the Make-Whole Premium solely in shares of Common Stock (other than cash paid in lieu of fractional shares) or in the same form of consideration into which all or substantially all of the shares of Common Stock have been converted or exchanged in connection with the Fundamental Change. If holders of the Common Stock receive or have the right to receive more than one form of consideration in connection with such Fundamental Change, then, for purposes of the foregoing, the forms of consideration in which the Make-Whole Premium shall be paid shall be in proportion to the different forms of consideration paid to holders of Common Stock in connection with such Fundamental Change.

         (e) The Company shall, from time to time, appoint an independent nationally recognized investment bank to serve as calculation agent with respect to calculation of the Make-Whole Premium (the "CALCULATION Agent"). The Calculation Agent shall, on behalf of and on request by the Company, calculate
(i) the Stock Price and (ii) the Make-Whole Premium with respect to such Stock Price, based on the Effective Date specified by the Company, and shall deliver its calculation of the Stock Price and Make-Whole Premium to the Company and the Trustee within three Business Days of the request by the Company or the Trustee. The Company or, at the Company's request, the Trustee, in the name and at the expense of the Company, (x) shall notify the Holders of the Stock Price and Make-Whole Premium with respect to a Fundamental Change as part of the Fundamental Change Notice and (y) shall notify the Holders, promptly upon the opening of business on the Effective Date of the number of shares of Common Stock (or such other securities, assets or property (including cash) into which all or substantially all of the shares of Common Stock have been converted as of the Effective Date as described above) to be paid in respect of the Make-Whole Premium in connection with such Fundamental

Change in the manner provided in this Indenture. The Company shall verify, in writing, all calculations made by the Calculation Agent pursuant to this Section 12.4(d).

         (f) On or prior to the Fundamental Change Purchase Date, the Company shall deposit with the Trustee or with one or more Paying Agents (or, if the Company or an Affiliate or Subsidiary of the Company is acting as the Paying Agent, set aside, segregate and hold in trust) a number of shares of Common Stock (or, in the case of a Fundamental Change in which all or substantially all of the shares of Common Stock have been, as of the Effective Date, converted into or exchanged for the right to receive securities or other assets or property (including cash), an amount of such other securities or other assets or property (including cash)) sufficient to pay the Make-Whole Premium with respect to all the Securities converted in connection with such Fundamental Change; provided, that, if such payment is made on the Fundamental Change Purchase Date, it must be received by the Trustee or Paying Agent, as the case may be, by 11:00 a.m., New York City time, on such date. Payment of the Make-Whole Premium for Securities surrendered for conversion during the Fundamental Change Purchase/Conversion Period shall be made promptly on the Fundamental Change Purchase Date by mailing checks in respect of cash and otherwise delivering entitlements to securities, other assets or property for the amount payable to the Holders of such Securities entitled thereto as they shall appear in the register kept by the Registrar.

         (g) Promptly after determination of the actual number of shares of Common Stock to be issued in respect of the Make-Whole Premium, the Company shall publish a notice containing this information in a newspaper published in the English language, customarily published each Business Day and of general circulation in the City of New York or publish such information on the Company's website or through such other public medium as the Company may use at that time.

         (h) Whenever the Conversion Rate shall be adjusted from time to time by the Company pursuant to Section 12.3, the Stock Price Threshold and the Stock Price Cap shall be adjusted and each of the Stock Prices set forth in the Make-Whole Premium Table shall be adjusted. The adjusted Stock Price Threshold, Stock Price Cap and Stock Prices set forth in the Make-Whole Premium Table shall equal the Stock Price Threshold, Stock Price Cap and such Stock Prices, as the case may be, immediately prior to such adjustment multiplied by a fraction, the numerator of which is the Conversion Rate immediately prior to the adjustment giving rise to such adjustment and the denominator of which is the Conversion Rate as so adjusted. Each of the share amounts set forth in the body of the Make-Whole Premium Table shall also be adjusted in the same manner and at the same time.

     Section 12.5. Consolidation or Merger of the Company.

         If any of the following events occurs, namely:

         (a) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination);

         (b) any merger, consolidation, statutory share exchange or combination of the Company with another Person as a result of which holders of Common Stock shall be entitled to receive securities, cash or other property with respect to or in exchange for such Common Stock; or

         (c) any sale or conveyance of all or substantially all of the properties and assets of the Company to any other Person as a result of which holders of Common Stock shall be entitled to receive securities, cash or other property with respect to or in exchange for such Common Stock;

the Company or the successor or purchasing Person, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the TIA as in force at the date of execution of such supplemental indenture, if such supplemental indenture is then required to so comply) providing that the Notes shall be convertible into the kind and amount of securities, cash or other property which a Holder would have been entitled to receive upon such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance had such Notes been converted into Common Stock immediately prior to such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance assuming such Holder of Securities had elected with a majority of the holders of Common Stock as to the kind or amount of securities, cash or other property receivable upon such merger, consolidation, statutory share exchange, combination, sale or conveyance. Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this ARTICLE XII and, to the extent applicable, reflect the other types of adjustments provided for in Section 12.3(l). If, in the case of any such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, the securities or property receivable thereupon by a holder of Common Stock includes shares of stock or other securities or property of a Person other than the successor or purchasing Person, as the case may be, in such reclassification, change, merger, consolidation, statutory share exchange, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other Person and shall contain such additional provisions to protect the interests of the Holders of the Notes as the Board of Directors shall reasonably consider necessary by reason of the foregoing including the provisions providing for the purchase rights set forth in ARTICLE IV and ARTICLE V.

         The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Register, within 20 days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

         The above provisions of this Section 12.5 shall similarly apply to successive reclassifications, changes, mergers, consolidations, statutory share exchanges, combinations, sales and conveyances.

         If this Section 12.5 applies to any event or occurrence, Section 12.3 shall not apply.

     Section 12.6. Notice of Adjustment.

         Whenever an adjustment in the Conversion Rate with respect to the Securities is required:

         (a) the Company shall forthwith place on file with the Trustee and any Conversion Agent for such securities a certificate of the Chief Financial Officer of the Company, stating the adjusted Conversion Rate determined as provided herein and setting forth in reasonable detail such facts as shall be necessary to show the reason for and the manner of computing such adjustment; and

         (b) a notice stating that the Conversion Rate has been adjusted and setting forth the adjusted Conversion Rate shall forthwith be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company, to each Holder in the manner provided in Section 15.2. Any notice so given shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice.

     Section 12.7. Notice in Certain Events.

         In case of:

         (a) a consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or conveyance to another Person or group of Persons acting in concert as a partnership, limited partnership, syndicate or other group (within the meaning of Rule 13d-3 under the Exchange Act) of all or substantially all of the property and assets of the Company; or

         (b) the voluntary or involuntary dissolution, liquidation or winding up of the Company; or

         (c) any action triggering an adjustment of the Conversion Rate referred to in clauses (x) or (y) below;

then, in each case, the Company shall cause to be filed with the Trustee and the Conversion Agent, and shall cause to be given, to the Holders of the Securities in the manner provided in Section 15.2, at least 15 days prior to the applicable date hereinafter specified, a notice stating:

                  (x) the date on which a record is to be taken for the purpose of any distribution or grant of rights, options or warrants triggering an adjustment to the Conversion Rate pursuant to this ARTICLE XII, or, if a record is not to be taken, the date as of which the holders of record of Common Stock entitled to such distribution, rights, options or warrants are to be determined; or

                  (y) the date on which any reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up triggering an adjustment to the Conversion Rate pursuant to this
         ARTICLE XII is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, conveyance, dissolution, liquidation or winding up.

         Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in Section 12.7(a), Section 12.7(b) or Section 12.7(c).

     Section 12.8. Company to Reserve Stock; Registration; Listing.

         (a) The Company shall, prior to issuance of any Securities hereunder, and from time to time as may be necessary, reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of the Securities, such number of its duly authorized Common Stock as shall from time to time be sufficient to effect the conversion of all Securities (including after taking into account any adjustments to the Conversion Rate pursuant to Section 12.3) then outstanding into such Common Stock at any time (assuming that, at the time of the computation of such number of Common Stock, all such Securities would be held by a single Holder). The Company covenants that all Common Stock which may be issued upon conversion of Securities shall upon issue be fully paid and nonassessable and free from all liens and charges and, except as provided in
Section 12.9, taxes with respect to the issue thereof.

         (b) If any shares of Applicable Stock which would be issuable upon conversion of Securities hereunder (including, without limitation, in connection with any transaction referred to in Section 12.4) require registration with or approval of any governmental authority before such shares may be issued upon such conversion, the Company shall use its reasonable best efforts to cause such shares to be duly registered or approved, as the case may be. In addition, in connection with any transaction referred to in Section 12.4, the Company and any parent company of the Company required to issue Applicable Stock upon conversion of a Note shall take such actions as are required to entitle the Company or such parent company, as the case may be, to rely on Section 3(a)(9) of the Securities Act in connection with conversion of the Securities without extending any holding periods under Rule 144 or otherwise permit such Applicable Stock issued upon conversion of the Securities to be resold without requiring registration thereof under the Securities Act.

         (c) The Company further covenants that so long as the Common Stock shall be listed on the New York Stock Exchange, the Company shall use its reasonable best efforts, if permitted by the rules of the New York Stock Exchange, to keep so listed all Common Stock issuable upon conversion of the Securities, and the Company shall use its reasonable best efforts to list or obtain approval for the quotation of the Common Stock to be delivered upon conversion of the Securities prior to such delivery upon any other national securities exchange or quotation system upon which the outstanding Common Stock is listed or quoted at the time of such delivery.

     Section 12.9. Taxes on Conversion.

         The issue of stock certificates on conversion of Securities shall be made without charge to the converting Holder for any documentary, stamp or similar issue or transfer taxes in respect of the issue thereof, and the Company shall pay any and all documentary, stamp or similar issue or transfer taxes that may be payable in respect of the issue or delivery of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue or delivery of Common Stock or the portion, if any, of the Securities which are not so converted in a name other than that in which the Securities so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of such tax or has established to the satisfaction of the Company that such tax has been paid.

     Section 12.10. Conversion After Regular Record Date.

         Except as provided in the succeeding paragraph, upon conversion, the Holder of Securities shall not be entitled to receive any accrued and unpaid interest, Additional Amounts or Additional Interest, if any.

         If any Securities are surrendered for conversion subsequent to the close of business on any Regular Record Date but prior to the opening of business on the corresponding Interest Payment Date, the Holder of such Securities at the close of business on such Regular Record Date shall receive the interest, Additional Amounts and Additional Interest, if any, payable on such Securities on such Interest Payment Date notwithstanding the conversion thereof. Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the corresponding Interest Payment Date (except in the case of Securities surrendered for conversion after acceleration of the Securities) shall be accompanied by payment by Holders, for the account of the Company, in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest, Additional Amounts and Additional Interest, if any, payable on such interest payment date on the Securities being surrendered for conversion.

         Except as described in Section 12.2(a) and this Section 12.10, the Company will not make any payment in cash or Common Stock or other adjustment for accrued and unpaid interest, Additional Amounts or Additional interest on any Securities when they are converted.

     Section 12.11. Company Determination Final.

         Unless otherwise specifically provided in this Indenture, the Company or its agents shall be responsible for making all calculations required under the terms of this ARTICLE XII. Any determination that the Company or the Board of Directors must make pursuant to this ARTICLE XII shall be made in good faith and, absent manifest error, shall be final and binding on holders of the Securities. The Company or its agents shall be required to deliver to the Trustee a schedule of its calculations and the Trustee shall be entitled to conclusively rely upon the accuracy of such calculations without independent verification.

     Section 12.12. Responsibility of Trustee for Conversion Provisions.

         The Trustee has no duty to determine when an adjustment under this
ARTICLE XII should be made, how it should be made or what it should be. The Trustee makes no representation as to the validity or value of any securities or assets issued upon conversion of Securities. The Trustee shall not be responsible for any failure of the Company to comply with this ARTICLE XII. Each Conversion Agent other than the Company shall have the same protection under this Section 12.12 as the Trustee.

         The rights, privileges, protections, immunities and benefits given to the Trustee under this Indenture including, without limitation, its rights to be indemnified, are extended to, and shall be enforceable by, other than the Company, the Trustee in each of its capacities hereunder, and each Paying Agent, Registrar or Conversion Agent, other than the Company, acting hereunder.

     Section 12.13. Unconditional Right of Holders to Convert.

         Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right, which is absolute and unconditional, to convert its Note in accordance with this ARTICLE XII and to bring an action against the Company for the enforcement of any such right to convert, and such rights shall not be impaired or affected without the consent of such Holder.

         Section 12.14. Option to Satisfy Conversion Obligation with Cash, Common Stock or Combination Thereof. If the Company receives any Holder's Conversion Notice on or prior to the day that is 31 Trading Days prior to the Stated Maturity (the "FINAL NOTICE DATE"), then (i) as to the principal amount of the Security, the method for settlement shall be in accordance with the Principal Conversion Settlement Election and (ii) as to the Excess Amount, the Company shall notify the Holder through the Trustee, at any time on or before the date that is three Trading Days following receipt of the Conversion Notice required pursuant to Section 12.2 (such period, the "SETTLEMENT NOTICE PERIOD") of the method the Company elects to settle its obligation upon conversion of the Excess Amount (the "EXCESS AMOUNT CONVERSION OBLIGATION", which together with the obligation upon conversion in respect of principal, constitutes the "CONVERSION OBLIGATION"). Specifically, the Company shall notify the Holders through the Trustee whether a Holder submitting a Conversion Notice is entitled to receive, in respect of the Excess Amount Conversion Obligation, 100% cash, 100% Common Stock, or a combination of cash and Common Stock. If the Company elects to settle the Excess Amount Conversion Obligation in a combination of cash and Common Stock, the Company will specify the percentage of each obligation to be settled in cash. The Company shall treat all Holders converting on the same Trading Day in the same manner, and the Company shall not have any obligation to settle Excess Amount Conversion Obligations arising on different Trading Days in the same manner.

         Settlement of the Company's entire Conversion Obligation in Common Stock only shall occur in accordance with Section 12.2(a). Settlement in cash or in a combination of cash and Common Stock shall, subject to Section 12.14(c), occur on the third Trading Day following the final Trading Day of the 20 Trading Day period beginning on the final Trading Day of the Settlement Notice Period (the "CASH SETTLEMENT AVERAGING PERIOD").

         Settlement amounts shall be computed as follows:

         (i) if the Company elects to satisfy its entire Conversion Obligation, including principal amount and Excess Amount, in shares of Common Stock (other than with respect to fractional shares), the Company shall deliver to a Holder a number of shares of Common Stock equal to the product of (1) the aggregate principal amount of the Securities to be converted divided by 1,000, multiplied by (2) the applicable Conversion Rate;

         (ii) if the Company elects to satisfy its entire Conversion Obligation in cash, including principal amounts of the Securities and the Excess Amount, the Company shall deliver to a Holder cash in an amount equal to the product of
(1) the product of (x) the aggregate principal amount of Securities to be converted divided by 1,000, multiplied by (y) the applicable Conversion Rate multiplied by (2) the arithmetic average of the Weighted Average Price of the Common Stock on each Trading Day during the Cash Settlement Averaging Period;

         (iii) if the Company elects to satisfy its Conversion Obligation, including principal amount and Excess Amount, in a combination of cash and Common Stock, the Company shall deliver to a Holder:

                           (1) a cash amount (the "CASH AMOUNT") (excluding any
                  cash in lieu of fractional shares) equal to the product of:

                              (A) the percentage of the Conversion Obligation to
                  be satisfied in cash, multiplied by

                              (B) the amount of cash that would be paid pursuant
                  to clause (ii) immediately above;

                           (2) a number of shares of Common Stock equal to the
                  remainder of:

                              (A) the number of shares of Common Stock that
                  would be issued pursuant to clause (i) immediately above, minus

                              (B) the number of shares of Common Stock equal to
                  the quotient of (x) the Cash Amount divided by (y) the arithmetic average of the Weighted Average Price of the Common Stock on each Trading Day during the Cash Settlement Averaging Period.

         (b) The Company shall settle all of its Conversion Obligations arising after the Final Notice Date in the same manner. Settlement of the Conversion Obligation relating to the principal amount of the Securities shall be according to the Principal Conversion Settlement Election. On or prior to the Final Notice Date, the Company shall notify the Holders through the Trustee of the method it chooses to settle any Excess Amount Conversion Obligations arising after the Final Notice Date.

         Settlement of Conversion Obligations arising after the Final Notice Date in Common Stock only shall be made in accordance with Section 12.2(a). Subject to Section 12.14(c), settlement of Conversion Obligations arising after the Final Notice Date in cash or in a combination of cash and Common Stock shall be made on the third Trading Day following the final Trading Day of the Cash Settlement Averaging Period described in the following sentence. The settlement amount of Common Stock, cash or combination of cash and Common Stock in satisfaction of Conversion Obligations arising after the Final Notice Date shall be computed in the same manner as set forth in Section 12.14(a), except that the "Cash Settlement Averaging Period" shall be the 20 Trading Day period beginning on the date that is the 23rd Trading Day prior to the Stated Maturity.

         (c) If any Trading Day during a Cash Settlement Averaging Period is not an Undisrupted Trading Day, then determination of the price for that day will be delayed until the next Undisrupted Trading Day on which a pricing is not otherwise observed and such day will not count as one of the 20 Trading Days that constitute the Cash Settlement Averaging Period. If this results in a price being observed later than the eighth Trading Day after the last of the original 20 Trading Days in the Cash Settlement Averaging Period, then the Company shall determine all prices for all delayed and undetermined prices on that eighth Trading Day based on its good faith estimate of the value of the Common Stock on that date. In the event that any Trading Day during the Cash Settlement Averaging Period beginning on the date that is the 23rd Trading Day prior to the Stated Maturity is not an Undisrupted Trading Day, settlement will occur after the Stated Maturity.

         Section 12.15. Limitation on Conversion. The Company shall not effect any conversion of a Security, and no Holder or any holder of an interest in a Security shall have the right to convert any portion of such Security, to the extent that after giving effect to such conversion, such Holder or holder (together with such Holder's or holder's Affiliates) would beneficially own in excess of 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion (the "CONVERSION LIMITATION"). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder or holder of an interest in a Security and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of a Security with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of any Security beneficially owned by such Holder or holder or any of its Affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by such Holder or holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. For purposes of this Section 12.15, in determining the number of outstanding shares of Common Stock, such Holder or holder may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company's most recent annual, quarterly or current report on Form 10-K, 10-Q or Form 8-K, respectively, as the case may be;
(y) a more recent public announcement by the Company or (z) any other notice by the Company setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of a Holder or a holder of an interest in a Security, the Company shall within two Business Days confirm orally and in writing to such Holder or holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including any Security, by such Holder or holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. By written notice to the Company, any Holder or holder of an interest in a Security may increase or decrease the Conversion Limitation to any other percentage not in excess of 9.99% specified in such notice; provided, that (i) any such increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such increase or decrease will apply only to the Holder or holder sending such notice and not to any other Holder or holder of Securities. Notwithstanding the foregoing, the Conversion Limitation shall not be applicable
(i) on any of the ten Trading Days up to and including the Stated Maturity, or
(ii) during the Fundamental Change Purchase/Conversion Period.

                           ARTICLE XIII SUBORDINATION

         Section 13.1. Agreement To Subordinate. Each of the Company and the Guarantor agrees, and each Holder by accepting a Security agrees, that the Indebtedness evidenced by the Subsidiary Guarantee is subordinated in right of payment, to the extent and in the manner provided in this ARTICLE XIII, to the prior payment of all Credit Agreement Indebtedness, and that such subordination is for the benefit of and enforceable by the holders of Credit Agreement Indebtedness. Only Indebtedness of the Company which is Credit Agreement Indebtedness shall rank senior to the Subsidiary Guarantee in accordance with the provisions set forth herein.

         Section 13.2. Liquidation, Dissolution, Bankruptcy. Upon any payment or distribution of the assets of the Company to creditors upon a total or partial liquidation or a total or partial dissolution of the Company or in a bankruptcy, reorganization, insolvency, receivership or similar proceeding relating to the Company or its respective properties: (1) holders of Credit Agreement Indebtedness shall be entitled to receive payment in full of the Credit Agreement Indebtedness before the Holders of Securities shall be entitled to receive any payment with respect to the Subsidiary Guarantee; and (2) until the Credit Agreement Indebtedness is paid in full, any payment to which the Holders of Securities would be entitled with respect to the Subsidiary Guarantee but for this ARTICLE XIII shall be made to holders of Credit Agreement Indebtedness as their interests may appear.

         Section 13.3. Default on Credit Agreement Indebtedness. The Guarantor may not make any payment with respect to the Subsidiary Guarantee if (i) any Credit Agreement Indebtedness is not paid when due or (ii) any other default on Credit Agreement Indebtedness occurs and the maturity of such Credit Agreement Indebtedness is accelerated in accordance with the terms of the Credit Agreement unless, in either case, (x) the default has been cured or waived and any such acceleration has been rescinded or (y) such Credit Agreement Indebtedness has been paid in full; provided, however, that the Guarantor may make payments with respect to the Subsidiary Guarantee without regard to the foregoing if the Guarantor receives written notice approving such payment from the representatives of the Credit Agreement Indebtedness with respect to which either of the events set forth in clause (i) or (ii) of the immediately preceding sentence has occurred or is continuing. During the continuance of any default (other than a default described in clause (i) or (ii) of the preceding sentence) with respect to any Credit Agreement Indebtedness, pursuant to which the maturity thereof may be accelerated immediately without further notice (except such notice as may be required to effect such acceleration) or the expiration of any applicable grace periods, the Guarantor may not make a payment in connection with the Subsidiary Guarantee for a period (a "PAYMENT BLOCKAGE PERIOD") commencing upon the receipt by the Guarantor of written notice (a "BLOCKAGE NOTICE") of such default from the representative of such Credit Agreement Indebtedness specifying an election to effect a Payment Blockage Period and ending 179 days thereafter (or earlier if such Payment Blockage Period is terminated (i) by written notice to the Guarantor from the Person or Persons who gave such Blockage Notice, (ii) by repayment in full of such Credit Agreement Indebtedness, or (iii) because the default giving rise to such Blockage Notice is no longer continuing). Notwithstanding the provisions described in the immediately preceding sentence (but subject to the provisions contained in the first sentence of this Section), unless the holders of such Credit Agreement Indebtedness or the representative of such holders shall have accelerated the maturity of such Credit Agreement Indebtedness, the Guarantor may make payments in connection with the Subsidiary Guarantee after such Payment Blockage Period. Not more than one Blockage Notice may be given in any consecutive 360-day period, irrespective of the number of defaults with respect to Credit Agreement Indebtedness during such period.

         Section 13.4. Acceleration of Payment. If any payment with respect to the Securities is accelerated because of an Event of Default, the Company or the Trustee shall promptly notify the holders of the Credit Agreement Indebtedness (or their representatives) of the acceleration. If any Credit Agreement Indebtedness is outstanding, the Guarantor may not make any payment with respect to the Subsidiary Guarantee until five Business Days after representatives of the Credit Agreement Indebtedness receive notice of such acceleration and, thereafter, may make payments with respect to the Subsidiary Guarantee only if this ARTICLE XIII otherwise permits payments at that time.

         Section 13.5. When Payments Must Be Paid Over. If a payment is made to the Holders of the Securities by the Guarantor that because of this ARTICLE XIII should not have been made, the Holders of Securities who receive any such payment shall hold it in trust for holders of Credit Agreement Indebtedness and pay it over to them as their interests may appear.

         Section 13.6. Subrogation. After all Credit Agreement Indebtedness is paid in full and until the Securities are paid in full, the Holders' rights with respect to the Subsidiary Guarantee shall be subrogated to the rights of holders of Credit Agreement Indebtedness to receive distributions applicable to Credit Agreement Indebtedness. A distribution made under this ARTICLE XIII to holders of Credit Agreement Indebtedness which otherwise would have been made to Holders of Securities with respect to the Subsidiary Guarantee is not, as between the Company and Holders of Securities, a payment by the Company on Credit Agreement Indebtedness.

         Section 13.7. Relative Rights. This ARTICLE XIII defines the relative rights of Holders of Securities with respect to the Subsidiary Guarantee and holders of Credit Agreement Indebtedness. Nothing in this Indenture shall: (1) impair, as between the Company and Holders of Securities, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or (2) prevent the Trustee or any Holder of Securities from exercising its available remedies upon an Event of

Default, subject to the rights of holders of Credit Agreement Indebtedness to receive a payment with respect to the Subsidiary Guarantee otherwise payable to Holders of Securities.

         Section 13.8. Subordination May Not Be Impaired by the Company or the Guarantor. No right of any holder of Credit Agreement Indebtedness to enforce the subordination of the obligations evidenced by the Subsidiary Guarantee shall be impaired by any act or failure to act by the Company or the Guarantor or by the failure of the Company or the Guarantor to comply with this Indenture.

         Section 13.9. Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Credit Agreement Indebtedness, the distribution may be made and the notice given to their representatives (if any).

         Section 13.10. ARTICLE XIII Not To Limit Right To Accelerate. Nothing in this ARTICLE XIII shall have any effect on the right of the Holders of Securities or the Trustee to accelerate the maturity of the Securities.

         Section 13.11. Trustee Not Fiduciary for Holders of Credit Agreement Indebtedness. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Credit Agreement Indebtedness and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Holders of Securities, the Company, or any other Person, money or assets to which any holders of Credit Agreement Indebtedness shall be entitled by virtue of this ARTICLE XIII or otherwise.

         Section 13.12. Reliance by Holders of Credit Agreement Indebtedness on Subordination Provisions. Each Holder of Securities by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Credit Agreement Indebtedness whether such Credit Agreement Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Credit Agreement Indebtedness and such holder of Credit Agreement Indebtedness shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Credit Agreement Indebtedness.

                                  ARTICLE XIV

                              SUBSIDIARY GUARANTEE

         Section 14.1. Guarantee. Subject to ARTICLE XIII and this ARTICLE XIV, the Guarantor hereby unconditionally and irrevocably guarantees to each Holder of a Note authenticated and delivered by the Trustee and to the Trustee and its successors and assigns, irrespective of the validity and enforceability of this Indenture, the Notes or the obligations of the Company hereunder or thereunder, that:

               (a) the principal, and premium if any, plus interest, Additional Amounts and Additional Interest if any, on the Notes will be promptly paid in full when due, whether at maturity, by acceleration or otherwise, and interest on the overdue principal premium, if any and interest, Additional Amounts and Additional Interest, if applicable on the Notes, if any, if lawful, and all other obligations of the Company to the Holders or the Trustee hereunder or thereunder will be promptly paid in full or performed, all in accordance with the terms hereof and thereof; and

               (b) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity, by acceleration or otherwise.

               Failing payment when due of any amount so guaranteed or any performance so guaranteed for whatever reason, the Guarantor shall obligated to pay the same immediately. The Guarantor agrees that this Subsidiary Guarantee is a general unsecured obligation of such Guarantor and it is a guarantee of payment and not a guarantee of collection.

               The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of the Notes or this Indenture, the absence of any action to enforce the same, any waiver or consent by any Holder of the Notes with respect to any provisions hereof or thereof, the recovery of any judgment against the Company, any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives diligence, resentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest, notice and all demands whatsoever and covenants that this Subsidiary Guarantee shall not be discharged except by complete performance of the obligations contained in the Notes and this Indenture.

               If any Holder or the Trustee is required by any court or otherwise to return to the Company, the Guarantor or any custodian, trustee, liquidator or other similar official acting in relation to either the Company or the Guarantor, any amount paid by the Company or the Guarantor either to the Trustee or such Holder, this Subsidiary Guarantee, to the extent theretofore discharged, shall be reinstated in full force and effect.

               The Guarantor agrees that it shall not be entitled to any right of subrogation in relation to the Holders in respect of any obligations guaranteed hereby until payment in full of all obligations guaranteed hereby. The Guarantor further agrees that, as between the Guarantors, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the obligations guaranteed hereby may be accelerated as provided in ARTICLE VIII hereof for the purposes of this Subsidiary Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the obligations guaranteed hereby, and (y) in the event of any declaration of acceleration of such obligations as provided in ARTICLE VIII hereof, such obligations (whether or not due and payable) shall forthwith become due and payable by the Guarantor for the purpose of this Subsidiary Guarantee.

         Section 14.2. Subordination on Guarantor Liability. The Guarantor, and by its acceptance of Notes, each Holder, hereby confirms that it is the intention of all such parties that the Subsidiary Guarantee of such Guarantor not constitute a fraudulent transfer or conveyance for purposes of Bankruptcy Law or federal and state laws relating to fraudulent conveyances or transfers or the insolvency of debtors the extent applicable to the Subsidiary Guarantee. To effectuate the foregoing intention, the Trustee, the Holders and the Guarantor hereby irrevocably agree that the obligations of the Guarantor will be limited to such maximum amount as will, after giving effect to such maximum amount and all other contingent and fixed liabilities of the Guarantor that are relevant under such laws, result in the obligations of the Guarantor under the Subsidiary Guarantee not constituting a fraudulent transfer or conveyance.

         Section 14.3. Guarantor May Consolidate, etc., on Certain Terms. The Guarantor may not sell or otherwise dispose of all or substantially all of its assets to, or consolidate with or merge with or into (whether or not such Guarantor is the surviving Person) another Person, other than the Company, unless:

               (a) immediately after giving effect to that transaction, no Default exists; and

               (b) the Person acquiring the property in any such sale or disposition or the Person formed by or surviving any such consolidation or merger (if other than the Company) assumes all the obligations of the Guarantor under the Notes, this Indenture (including the Subsidiary Guarantee) and the Registration Rights Agreement on the terms set forth herein or therein pursuant to a supplemental indenture.

               In case of any such consolidation, merger, sale or other disposition and upon the assumption by the successor Person, by supplemental indenture, executed and delivered to the Trustee, of the Subsidiary Guarantee and the due and punctual performance of all of the covenants and conditions of this Indenture to be performed by the Guarantor, such successor Person shall succeed to and be substituted for the Guarantor with the same effect as if it had been named herein as the Guarantor. The Subsidiary Guarantee so issued shall in all respects have the same legal rank and benefit under this Indenture as the Subsidiary Guarantees theretofore issued in accordance with the terms of this Indenture as though such Subsidiary Guarantee had been issued at the date of the execution hereof.

               Notwithstanding clauses (a) and (b) above, the Guarantor may merge with another Subsidiary that has no significant assets or liabilities and was incorporated solely for the purpose of reincorporating the Guarantor in another jurisdiction so long as the amount of the Company's Indebtedness and the Indebtedness of the Subsidiaries is not increased as a result of the merger.

         Section 14.4. Release of the Subsidiary Guarantee. The Subsidiary Guarantee of the Guarantor will be released and the Guarantor will be relieved of any obligations under the Notes, this Indenture and the Registration Rights
Agreement:

               (a) in connection with any sale or other disposition of all or substantially all of the assets of the Guarantor (including by way of merger or consolidation) to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of the Company, if the sale or other disposition complies with ARTICLE VII;

               (b) in connection with any sale of such amount of as would result in such Guarantor no longer being a Subsidiary to a Person that is not (either before or after giving effect to such transaction) a Subsidiary of the Company, if the sale complies with ARTICLE VII; or

               (c) upon satisfaction and discharge of this Indenture pursuant to
Section 10.1.

               Upon delivery by the Company to the Trustee of an Officers' Certificate and an Opinion of Counsel together to the effect that a condition precedent set forth in this Section 14.4 to the release of the Subsidiary Guarantee of the Guarantor has been satisfied, the Trustee shall execute any documents reasonably required in order to evidence the release of the Guarantor from its obligations under the Subsidiary Guarantee.

                                   ARTICLE XV

                                  MISCELLANEOUS

         Section 15.1. Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies, or conflicts with the duties imposed by Section 318(c) of the TIA, such section of the TIA shall control. If any provision of this Indenture expressly modifies or excludes any provision of the TIA that may be so modified or excluded under the TIA, the Indenture provision so modifying or excluding such provision of the TIA shall be deemed to apply.

         Section 15.2. Notices. Any request, demand, authorization, notice, waiver, consent or communication shall be in writing, in the English language and delivered in person (including by commercial courier services) or mailed by first-class mail, postage prepaid, addressed as follows or transmitted by facsimile transmission (confirmed by guaranteed overnight courier) to the following facsimile numbers:

         if to the Company:

         WILLBROS GROUP, INC.
         c/o Willbros USA, Inc.
         4400 Post Oak Parkway, Suite 1000
         Houston, Texas 77027
         Attention:  Chief Financial Officer
         Facsimile No.: (713) 403-8010


         if to the Guarantor:

         Willbros USA, Inc.
         4400 Post Oak Parkway, Suite 1000
         Houston, Texas 77027
         Attention:  Chief Financial Officer
         Facsimile No.:  (713) 403-8010
         if to the Trustee:

         The Bank of New York
         101 Barclay Street, Floor 8W
         New York, NY 10286
         Attention:  Corporate Trust Administration
         Facsimile No.: (212) 815-5707

               The Company, the Guarantor or the Trustee by notice given to the other in the manner provided above may designate additional or different addresses for subsequent notices or communications.

               Any notice or communication given to a Holder shall be mailed to the Holder, by first-class mail, postage prepaid, at the Holder's address as it appears on the Register and shall be sufficiently given if so mailed within the time prescribed.

               Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders. If a notice or communication is mailed in the manner provided above and within the time prescribed, it is duly given, whether or not received by the addressee.

               If the Company mails a notice or communication to the Holders, it shall mail a copy to the Trustee and each Registrar, Paying Agent, Conversion Agent or co-registrar.

     Section 15.3. Communication by Holders with Other Holders.

               Holders may communicate pursuant to Section 312(b) of the TIA with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent, the Conversion Agent and anyone else shall have the protection of TIA Section 312(c).

     Section 15.4. Certificate and Opinion as to Conditions Precedent.

               Upon any request or application by the Company to the Trustee to take any action under this Indenture (except in connection with the original issuance of Securities), the Company shall furnish to the Trustee:

               (a) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

               (b) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Section 15.5. Statements Required in Certificate or Opinion.

               Each Officers' Certificate or Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:

               (a) a statement that each person making such Officers' Certificate or Opinion of Counsel has read such covenant or condition;

               (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officers' Certificate or Opinion of Counsel are based;

               (c) a statement that, in the opinion of each such person, he has made such examination or investigation as is necessary to enable such person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

               (d) a statement that, in the opinion of such person, such covenant or condition has been complied with.

               In giving such Opinion of Counsel, counsel may rely as to factual matters on an Officers' Certificate or on certificates of public officials.

     Section 15.6. Separability Clause.

               In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 15.7. Rules by Trustee, Paying Agent, Conversion Agent, Registrar.

               The Trustee may make reasonable rules for action by or a meeting of Holders. The Registrar, the Conversion Agent and the Paying Agent may make reasonable rules for their functions.

     Section 15.8. Legal Holidays.

               If any specified date (including a date for giving notice) is a Legal Holiday, the action shall be taken on the next succeeding day that is not a Legal Holiday, and, if the action to be taken on such date is a payment in respect of the Securities, no interest, if any, shall accrue for the intervening period.

     Section 15.9. Governing Law; Submission to Jurisdiction; Service of
Process.

               This Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

               The Company and the Guarantor submits to the non-exclusive jurisdiction of the competent courts of the State of New York and the courts of the United States of America, in each case located in the Borough of Manhattan, New York, New York over any suit, action or proceeding arising under or in connection with this Indenture or the transactions contemplated hereby or the Securities. The Company and the Guarantor waive any objection that it may have to the venue of any suit, action or proceeding arising under or in connection with this Indenture or the transactions contemplated hereby or the Securities in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, New York, New York, or that such suit, action or proceeding brought in the courts of the State of New York or the courts of the United States of America, in each case located in the Borough of Manhattan, New York, New York, was brought in an inconvenient court and agrees not to plead or claim the same. In furtherance of the foregoing, the Company and the Guarantor hereby irrevocably designate and appoint CT Corporation, 111 Eighth Avenue, New York, New York 10011, as the agent of the Company and the Guarantor to receive service of all process brought against the Company and/or the Guarantor with respect to any such suit, action or proceeding in any such court in the Borough of Manhattan, New York, New York, such service being hereby acknowledged by the Company and the Guarantor to be effective and binding service in every respect. Copies of any such process so served shall also be given to the Company and the Guarantor in accordance with Section 15.2 hereof, but the failure of the Company or the Guarantor to receive such copies shall not affect in any way the service of such process as aforesaid. On the Issue Date, the Company shall furnish to the Trustee a consent of CT Corporation agreeing to act hereunder. If for any reason CT Corporation shall resign or otherwise cease to act as such agent, the Company and the Guarantor hereby irrevocably agree to (i) immediately designate and appoint a new agent reasonably acceptable to the Trustee to serve in such capacity and, in such event, such new agent shall be deemed to be substituted for CT Corporation for all purposes hereof and (ii) promptly deliver to the Trustee the written consent (in form and substance reasonably satisfactory to the Trustee) of such new agent agreeing to serve in such capacity.

               Nothing in this Section 15.9 shall limit the right of the Trustee or any Holder to bring proceedings against the Company and/or the Guarantor in the courts of any other jurisdiction or to serve process in any other manner permitted by law.

     Section 15.10. No Recourse Against Others.

               No recourse under or upon any obligation, covenant or agreement contained in this Indenture, or in any Security, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Securities by the Holders and as part of the consideration for the issue of the Securities.

     Section 15.11. Successors.

               All agreements of the Company and the Guarantor in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

     Section 15.12. Multiple Originals.

               The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

     Section 15.13. Table of Contents, Headings, Etc.

               The Table of Contents and the headings of the Articles or Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part of this Indenture and shall in no way modify or restrict any of the terms or provisions hereof.



                                     * * * *

         IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.

                                     WILLBROS GROUP, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

                                     WILLBROS USA, INC.


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:


                                     THE BANK OF NEW YORK, as Trustee


                                     By:
                                        ----------------------------------------
                                     Name:
                                     Title:

\

                                    EXHIBIT A

                             [FORM OF FACE OF NOTE]

                  [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN. THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND, UNLESS AND UNTIL IT IS EXCHANGED IN WHOLE OR IN PART FOR SECURITIES IN CERTIFICATED FORM, THIS SECURITY MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

                  [THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION. EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A
THEREUNDER.] (2)

----------
(1) This legend should be included only if the Note is a Global Security.

(2) This legend should be included only if the Note is a Transfer
    Restricted Security.

                  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

                  [THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH WILLBROS GROUP, INC. OR ANY AFFILIATE OF WILLBROS GROUP, INC. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO WILLBROS GROUP, INC. OR ANY PARENT OR SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO WILLBROS GROUP, INC.'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION REASONABLY SATISFACTORY TO IT. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER AFTER THE RESALE RESTRICTION TERMINATION DATE.] (3)

                  THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.

----------
(3) This legend should be included only if the Note is a Transfer Restricted Security.

                              WILLBROS GROUP, INC.

                      6.5% CONVERTIBLE SENIOR NOTE DUE 2012

                                                                $_______________

No. __                                                          CUSIP: _________

         WILLBROS GROUP, INC., a Panamanian corporation (the "Company", which term shall include any successor Person under the Indenture referred to on the reverse hereof), for value received, promises to pay to______________, or registered assigns, on December 15, 2012, the principal amount of __________ Dollars ($____________), or such greater or lesser principal amount as is indicated in the records of the Trustee and the Depositary.

         In addition, for value received, the Company hereby promises to pay to the Holder of this Note, or registered assigns, from December 23, 2005, or from the most recent Interest Payment Date to which interest has been paid or provided for, to, but not including, December 15, 2012, interest at an annual rate of 6.5% of the principal amount of this Note. Interest on this Note is payable in cash semi-annually in arrears on June 15 and December 15 in each year (each, an "INTEREST PAYMENT DATE"), with the first Interest Payment Date being June 15, 2006. Each payment of interest on this Note will include interest accrued through the day before the applicable Interest Payment Date.

         The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date shall, except as provided in the Indenture, be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the regular record date for such interest, which shall be the June 1 or December 1 (whether or not a Business
Day), as the case may be, next preceding the corresponding Interest Payment Date (a "REGULAR RECORD DATE"). Any such interest, Additional Amounts and Additional Interest, not so punctually paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may be paid (a) to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on a special record date for the payment of such defaulted interest to be fixed by the Trustee (a "SPECIAL RECORD DATE"), notice whereof shall be given to Holders not less than 10 days prior to such Special Record Date, or (b) at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture.

         Reference is hereby made to the further provisions of this Note set forth on the reverse side of this Note, which further provisions shall for all purposes have the same effect as if set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

                                                   WILLBROS GROUP, INC.

                                                   By: _________________________
                                                   Name: _______________________
                                                   Title: ______________________

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION

    This is one of the Notes referred to in the within-mentioned Indenture.

Dated:  _______________                     THE BANK OF NEW YORK,
                                            as Trustee



                                            By:
                                               ---------------------------------
                                               Authorized Signatory

                            [FORM OF REVERSE OF NOTE]

                      6.5% CONVERTIBLE SENIOR NOTE DUE 2012

                  This Note is one of a duly authorized issue of 6.5% Convertible Senior Notes due 2012 (the "Notes") of WILLBROS GROUP, INC., a Panamanian corporation (including any successor corporation under the Indenture hereinafter referred to, the "Company"), issued under an Indenture, dated as of December 23, 2005 (the "Indenture"), between the Company and THE BANK OF NEW YORK, a New York banking corporation, as Trustee (the "Trustee"). The terms of the Note include those stated in the Indenture, those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended ("TIA"), and those set forth in this Note. This Note is subject to all such terms, and Holders are referred to the Indenture and the TIA for a statement of all such terms. Capitalized terms used but not defined herein have the meanings assigned to them in the Indenture unless otherwise indicated.

         1. Interest.

                  Interest on the Notes shall be computed on the basis of a 360-day year of twelve 30-day months.

                  If the Holder elects to require the Company to purchase this Note pursuant to Section 5 of this Note, on a date that is after the Regular Record Date and on or before the corresponding Interest Payment Date, interest, Additional Amounts and Additional Interest, if any, accrued and unpaid hereon to, but excluding, the applicable Purchase Date or Fundamental Change Purchase Date shall be paid to the same Holder to whom the Company pays the principal of this Note. Interest, Additional Amounts and Additional Interest, if any, accrued and unpaid hereon at the Stated Maturity also shall be paid to the same Holder to whom the Company pays the principal of this Note.

                  Interest, Additional Amounts and Additional Interest, if any, on Notes converted after the close of business on a Regular Record Date but prior to the opening of business on the corresponding Interest Payment Date shall be paid to the Holder of the Notes on the Regular Record Date but, upon conversion, the Holder must pay the Company an amount equal to the interest, Additional Amounts and Additional Interest, if any, which has accrued and shall be paid on such Interest Payment Date. No such payment need be made with respect to Notes converted after a Regular Record Date and prior to the corresponding Interest Payment Date upon acceleration.

                  All references herein to interest accrued or payable as of any date shall, without duplication, be deemed to include Additional Amounts and Additional Interest, if any, payable pursuant to the Registration Rights Agreement.

         2. Method of Payment.


                  All payments of cash due on the Notes shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. The Holder must surrender the Notes to the Paying Agent to collect payment of principal. Payment of interest on Certificated Securities in the aggregate principal amount of $5,000,000 or less shall be made by check mailed to the address of the Person entitled thereto as such address appears in the Register, and payment of interest on Certificated Securities in aggregate principal amount in excess of $5,000,000 shall be made by wire transfer in immediately available funds at the election of such Holder. Notwithstanding the foregoing, so long as the Notes are registered in the name of a Depositary or its nominee, all cash payments with respect to the Notes shall be made by wire transfer of immediately available funds to the account of the Depositary or its nominee. At the Stated Maturity, interest, Additional Amounts and Additional Interest, if any, on Certificated Securities will be payable at the office or agency of the Company described in the Indenture.

         3. Paying Agent, Registrar, Conversion Agent.


                  Initially, The Bank of New York shall act as Paying Agent, Registrar and Conversion Agent. The Company may appoint and change any Paying Agent, Registrar and Conversion Agent without notice, other than notice to the Trustee; provided that the Company shall maintain at least one Paying Agent, Registrar and Conversion Agent in the Borough of Manhattan, New York, New York, which shall initially be the Corporate Trust Office of the Trustee.

         4. Indenture.

                  The Notes are general senior obligations of the Company limited to up to $65,000,000 aggregate principal amount (subject to increase by an additional aggregate principal amount of up to $19,500,000 in the event the Purchasers (as defined in Purchase Agreement dated December 22, 2005 (the "Purchase Agreement") between the Company and the Purchasers thereunder) exercise the right to purchase Additional Notes (as defined in the Purchase Agreement) pursuant to the Purchase Agreement). The Indenture does not limit other indebtedness of the Company, secured or unsecured.

         5. Purchase by the Company at the Option of the Holder on Specific Dates; Purchase at the Option of the Holder Upon a Fundamental Change.

                  Each Holder shall have the right, at the Holder's option, but subject to the provisions of the Indenture, to require the Company to purchase all of such Holder's Notes, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof, on December 15, 2010. The Company shall be required to purchase such Notes at a purchase price in cash equal to 100% of the principal amount (or 110% of the principal amount upon the exercise of the put in connection with a Fundamental Change occurring prior to December 31, 2006) plus accrued and unpaid interest, Additional Amounts and Additional Interest, if any, to, but excluding, the Purchase Date. To exercise such right, a Holder shall deliver a Purchase Notice to the Paying Agent at any time from the opening of business on the date that is 22 Business Days prior to the relevant Purchase Date until the close of business on the second Business Day prior to such Purchase Date.

                  In the event that a Fundamental Change shall occur at any time prior to the Stated Maturity, each Holder shall have the right, at the Holder's option, but subject to the provisions of the Indenture, to require the Company to purchase all of such Holder's Notes, or any portion of the principal amount thereof that is equal to $1,000 or an integral multiple thereof. The Company shall be required to purchase such Notes at a purchase price in cash equal to 100% of the principal amount plus any accrued and unpaid interest, Additional Amounts and Additional Interest, if any, to, but excluding, the Fundamental Change Purchase Date. To exercise such right, a Holder shall deliver a Fundamental Change Purchase Notice to the Paying Agent at any time during the Fundamental Change Purchase/Conversion Period.

                  Holders have the right to withdraw any Purchase Notice or Fundamental Change Purchase Notice by delivering to the Paying Agent a written notice of withdrawal in accordance with the provisions of the Indenture.

                  If the Paying Agent holds, in accordance with the terms hereof, at 11:00 a.m., New York City time, on the Business Day immediately succeeding applicable Purchase Date or Fundamental Change Purchase Date, cash sufficient to irrevocably pay the Purchase Price or Fundamental Change Purchase Price, as the case may be, of any Notes for which a Purchase Price or Fundamental Change Purchase Notice, as the case may be, has been tendered and not withdrawn pursuant to the Indenture, then, as of such Purchase Date or Fundamental Change Purchase Date, as the case may be, such Notes shall cease to be outstanding and interest, Additional Amounts and Additional Interest, if any, on such Notes shall cease to accrue, whether or not such Notes are delivered to the Paying Agent, and the rights of the Holders in respect thereof shall terminate (other than the right to receive the Purchase Price or Fundamental Change Purchase Price, as the case may be, upon delivery of such Notes).

         6. Conversion.


                  Subject to and in compliance with the provisions of the Indenture (including, without limitation, the conditions to conversion of this Note set forth in Section 12.1 thereof), the Holder of this Note is entitled, at such Holder's option, to convert this Note (or any portion of the principal amount hereof that is $1,000 or an integral multiple thereof), into fully paid and non-assessable shares of Common Stock at the Conversion Rate in effect on the date of conversion. The number of shares of Common Stock issuable upon conversion of each $1,000 of principal amount of Notes is initially 56.9606 shares of Common Stock, and this Conversion Rate is subject to adjustment in certain events as set forth in the Indenture.

                  Upon conversion, the Company shall have the right to deliver, in lieu of shares of Common Stock, cash or a combination of cash and shares of Common Stock as provided in the Indenture.

                  On the earlier to occur of (i) one Trading Day after the first such date as the Closing Sale Price equals or exceeds the Conversion Price and
(ii) one Trading Day after the Company first receives a Conversion Notice, the Company shall notify Holders in writing of its Principal Conversion Settlement Election. This notification once provided to a Holder on the first conversion date, regardless of a Holder's decision to convert, is irrevocable and legally binding with regard to any subsequent conversion of the Notes. Until the Notes are surrendered for conversion, however, the Company shall not be required to notify Holders of its method for settling its Excess Amount Conversion Obligation.

                  With respect to any conversion of this Note during a Registration Default Period, the Holder shall be entitled, subject to the Indenture, to 103% of the number of shares of Common Stock that the Holder would have otherwise been entitled to upon conversion in respect of the portion of the Conversion Obligation that the Company settles in Common Stock.

                  A Note in respect of which a Holder has delivered a Purchase Notice or Fundamental Change Purchase Notice, as the case may be, exercising the right of such Holder to require the Company to purchase such Note may be converted only if such Purchase Notice or Fundamental Change Purchase Notice is withdrawn in accordance with the terms of the Indenture.

                  Except as described in Section 12.10 of the Indenture, the Company will not make any payment in cash or Common Stock or other adjustment for accrued and unpaid interest, Additional Amounts or Additional interest on any Notes when they are converted. The Company's delivery to the Holder of the full number of shares of Common Stock into which this Note is convertible (or, at the Company's option, cash, or a combination of cash and Common Stock, in lieu thereof as provided in the Indenture), together with any cash payment for such Holder's fractional shares, shall be deemed to satisfy the Company's obligation to pay the principal amount of this Note and to satisfy its obligation to pay accrued and unpaid interest, Additional Amounts and Additional Interest, if any through the conversion date. As a result, accrued interest, Additional Amounts and Additional Interest are deemed paid in full rather than cancelled, extinguished or forfeited. Notwithstanding the foregoing, accrued interest, Additional Amounts and Additional Interest, if any, will be payable in cash upon any conversion of Notes made concurrently with or after acceleration of the Notes following an Event of Default.

                  Before any Holder shall be entitled to convert any Notes into Common Stock, such Holder shall, in the case of Global Securities, comply with the Applicable Procedures of the Depositary in effect at that time, and in the case of Certificated Securities, surrender such Securities, duly endorsed to the Company or in blank if required by the Conversion Agent, at the office of the Conversion Agent, and shall give written notice to the Company at said office or place in the form of the Conversion Notice attached to this Note that such Holder elects to convert the same and shall state in writing therein the principal amount of Notes to be converted (in whole or in part so long as the principal amount to be converted is in multiples of $1,000) and the name or names (with addresses) in which such Holder wishes the certificate or certificates for Common Stock to be issued. Before any such conversion, a Holder also shall pay all funds required, if any, relating to interest, Additional Amounts or Additional Interest, if any, on the Notes, as provided in Section
12.10 of the Indenture, and all taxes or duties, if any, as provided in Section
12.9 of the Indenture.

                  If the Company (i) reclassifies or changes the Common Stock,
(ii) is a party to a consolidation, merger, statutory share exchange or combination or (iii) sells or conveys all or substantially all of its properties and assets to any Person, the right to convert a Note into shares of Common Stock may be changed into a right to convert it into securities, cash or other property of the Company or the successor or purchasing Person, in each case in accordance with Section 12.5 of the Indenture.

         7. Denominations; Transfer; Exchange.


                  The Notes shall be issued in fully registered form, without coupons, in denominations of $1,000 of principal amount and integral multiples thereof. A Holder may transfer or exchange Notes in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. Neither the Company, the Registrar nor the Trustee shall be required to exchange or register a transfer of (i) any Notes in respect of which a Purchase Notice or a Fundamental Change Purchase Notice has been given and not withdrawn by the Holder thereof in accordance with the terms of the Indenture (except, in the case of Notes to be repurchased in part, the portion thereof not to be repurchased), or (ii) any Notes surrendered for conversion (except, in the case of Notes to be converted in part, the portion thereof not to be converted).

         8. Persons Deemed Owners.

                  The registered holder of this Note may be treated as the owner of this Note for all purposes.

         9. Unclaimed Money or Securities.


                  The Trustee, the Paying Agent and the Conversion Agent shall return to the Company upon written request any cash or securities held by them for the payment of any amount with respect to the Notes that remains unclaimed for two years, subject to applicable unclaimed property law. After return to the Company, Holders entitled to the money or securities must look to the Company for payment as general creditors unless an applicable abandoned property law designates another person.

         10. Amendment; Waiver.


                  Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Notes may be amended with the written consent or affirmative vote of the Holders of at least a majority in aggregate principal amount of the outstanding Notes and (ii) certain Defaults may be waived with the written consent or affirmative vote of the Holders of a majority in aggregate principal amount of the outstanding Notes.

                  The Company and the Trustee may amend the Indenture or the Notes without the consent of any Holder to (a) add to the covenants of the Company for the benefit of the Holders of Notes; (b) surrender any right or power herein conferred upon the Company or the Guarantor; (c) provide for conversion rights of Holders of Notes if any reclassification or change of the Common Stock or any consolidation, merger or disposition of all or substantially all of the Company's properties and assets occurs; (d) provide for the assumption of the Company's obligations to the Holders of Notes in the case of a merger, consolidation, conveyance, transfer, sale, lease or other disposition pursuant to Article VII of the Indenture; (e) increase the Conversion Rate; provided, however, that such increase in the Conversion Rate shall not adversely affect the interests of the Holders of Notes (after taking into account tax and other consequences of such increase); (f) comply with the requirements of the SEC in order to effect or maintain the qualification of the Indenture under the TIA; (g) to evidence the succession of another Person as the Guarantor pursuant to Section 14.3 hereof and the assumption by any such successor of the covenants and agreements of the Guarantor contained herein; (h) make any changes or modifications necessary in connection with the registration of the Notes under the Securities Act as contemplated in the Registration Rights Agreement; provided, however, that such action pursuant to this clause (h) does not adversely affect the interests of the Holders of Notes in any material respect; (i) cure any ambiguity, correct or supplement any provision in the Indenture which may be inconsistent with any other provision therein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under the Indenture which the Company may deem necessary or desirable and which shall not be inconsistent with the provisions of the Indenture; provided, however, that such action pursuant to this clause (i) does not adversely affect the interests of the Holders of Notes in any material respect; (j) to evidence the succession of another Person to the Company or any other obligor upon the Notes, and the assumption by any such successor of the covenants of the Company or such obligor in the Indenture and in the Notes, in each case in compliance with the provisions of the Indenture; (k) to evidence and provide the acceptance of the appointment of a successor Trustee; or (l) to require the Company to settle its Conversion Obligation in cash with respect to the principal amount of Notes surrendered for conversion.

         11. Defaults and Remedies.


                  If any Event of Default, other than as a result of certain events of bankruptcy, insolvency or reorganization of the Company as specified in the Indenture, occurs and is continuing, the principal amount of all the Notes may be declared due and payable in the manner and with the effect provided in the Indenture. If an Event of Default occurs as a result of certain events of bankruptcy, insolvency or reorganization of the Company as provided in the Indenture, the principal amount of all the Notes shall become due and payable immediately without any declaration or other act on the part of the Trustee or any Holder, all as and to the extent provided in the Indenture.

         12. Trustee Dealings with the Company.


                  Subject to certain limitations imposed by the TIA, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

         13. Calculations in Respect of Notes.


                  The Company or its agents shall be responsible for making all calculations called for under ARTICLE XII of the Indenture, including, but not limited to, determination of the Closing Sale Price of Applicable Stock, the number of shares of Common Stock or other Applicable Stock and/or the amount of cash issuable or payable upon conversion and the amounts of interest, Additional Amounts and Additional Interest, if any, on the Notes. Any calculations made in good faith and without manifest error shall be final and binding on Holders of the Notes. The Company or its agents shall be required to deliver to the Trustee a schedule of its calculations and the Trustee shall be entitled to conclusively rely upon the accuracy of such calculations without independent verification.

         14. No Recourse Against Others.


                  No recourse under or upon any obligation, covenant or agreement contained in this Indenture or in any Note, or because of any indebtedness evidenced thereby, shall be had against any incorporator, as such, or against any past, present or future stockholder, officer or director, as such, of the Company or of any successor, either directly or through the Company or any successor, under any rule of law, statute or constitutional provision or by the enforcement of any assessment or by any legal or equitable proceeding or otherwise, all such liability being expressly waived and released by the acceptance of the Notes by the Holders and as part of the consideration for the issue of the Notes.

         15. Guarantee.


                  Payment of principal, premium, if any, interest, Additional Amounts and Additional Interest, if any, (including interest on overdue principal amounts, premium if any, interest, Additional Amounts and Additional Interest, if applicable, if lawful) is unconditionally guaranteed by the Guarantor pursuant to ARTICLE XIV of the Indenture.

         16. Authentication.


                  This Note shall not be valid or obligatory for any purpose until an authorized signatory of the Trustee (or a duly authorized authentication agent) signs the Trustee's Certificate of Authentication on the other side of this Note.

         17. Abbreviations.


                  Customary abbreviations may be used in the name of a Holder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

         18. INDENTURE TO CONTROL; GOVERNING LAW.


                  IN THE CASE OF ANY CONFLICT BETWEEN THE PROVISIONS OF THIS NOTE AND THE INDENTURE, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PROVISIONS OF THE INDENTURE SHALL CONTROL. THE INDENTURE AND THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         19. Registration Rights.


                  The Holders of the Notes are entitled to the benefits of a Registration Rights Agreement, dated December 23, 2005, among the Company and the initial purchasers party thereto, as amended, modified or supplemented in accordance therewith, including the receipt of Additional Interest upon a Registration Default (as defined in such agreement).

         20. Copies of Indenture and Registration Rights Agreement.


                  The Company shall furnish to any Holder upon written request and without charge a copy of the Indenture and a copy of the Registration Rights Agreement. Requests may be made to:

                  WILLBROS GROUP, INC.
                  c/o Willbros USA, Inc.
                  4400 Post Oak Parkway
                  Suite 1000
                  Houston, Texas 77027
                  Attention:  Chief Financial Officer
                  Facsimile No.:  (713) 403-8010

                                 ASSIGNMENT FORM

To assign this Note, fill in the form below:

I or we assign and transfer this Note to

--------------------------------------------------------------------------------
                   (Insert assignee's soc. sec. or tax ID no.)



--------------------------------------------------------------------------------
              (Print or type assignee's name, address and zip code)

and irrevocably appoint ____________________________ agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

                                                     Your Signature(s):

Date:
     ---------------------------                     ---------------------------
                                                     (Sign exactly as your
                                                     name(s) appears on the
                                                     other side of this Note)

Signature Guaranteed

-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program


By:
    ------------------------------------------------
         Authorized Signatory

                       OPTION OF HOLDER TO ELECT PURCHASE

If you wish to have this Note purchased by the Company pursuant to ARTICLE IV (Purchase at the Option of Holders on Specific Dates) or ARTICLE V (Purchase at the Option of Holders Upon a Fundamental Change) of the Indenture, check the box: ARTICLE IV [ ] ARTICLE V [ ].


If you wish to have a portion of this Note purchased by the Company pursuant to
ARTICLE IV or ARTICLE V of the Indenture, as applicable, state the amount (in principal amount): $ ______________.

If certificated, the serial numbers of the Notes to be delivered for purchase are:

_________________.

                  Any purchase of Notes pursuant hereto shall be pursuant to the terms and conditions specified in the Indenture.

                                                 Your Signature(s):


Date:
     ---------------------------                 -------------------------------
                                                (Sign exactly as your name(s)
                                                appears on the other side
                                                of this Note)

Signature Guaranteed

-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

By:
     ------------------------------------------------
            Authorized Signatory

                                CONVERSION NOTICE

To convert this Note into Common Stock of the Company (or cash or a combination of Common Stock and cash, if the Company so elects), check the box [ ].

To convert only part of this Note, state the principal amount to be converted (which must be $1,000 or an integral multiple thereof):____________.

If you want the stock certificate made out in another person's name fill in the form below:

--------------------------------------------------------------------------------
               (Insert the other person's soc. sec. or tax ID no.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
          (Print or type the other person's name, address and zip code)

                                                     Your Signature(s):

Date:
     ---------------------------                     ---------------------------
                                                     (Sign exactly as your
                                                     name(s) appears on the
                                                     other side of this Note)
Signature Guaranteed

-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

By:
   ------------------------------------------------
           Authorized Signatory

                            TRANSFER CERTIFICATE(4)

                   Re: 6.5% Convertible Senior Notes due 2012
              (the "Notes") of Willbros Group, Inc. (the "Company")

                  This certificate relates to $_______ principal amount of Notes owned in (check applicable box)

                  [ ] book-entry    [ ] definitive form by ______________
(the "Transferor").

                  The Transferor has requested a Registrar or the Trustee to exchange or register the transfer of such Notes.

                  In connection with such request and in respect of each such Note, the Transferor does hereby certify that the Transferor is familiar with transfer restrictions relating to the Notes as provided in Section 2.6 and
Section 2.12 of the Indenture dated as of December 23, 2005 between the Company and The Bank of New York, as Trustee (the "Indenture"), and the transfer of such
Note is being made pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") (check applicable box) or the transfer or exchange, as the case may be, of such Note does not require registration under the Securities Act because (check applicable box):

                  [ ] Such Note is being acquired for the Transferor's own account, without transfer; or

                  [ ] Such Note is being transferred to the Company or a Subsidiary; or

                  [ ] Such Note is being transferred to a person that the Transferor reasonably believes is a "qualified institutional buyer," as defined in, and in compliance with, Rule 144A under the Securities Act; or

                  [ ] Such Note is being transferred pursuant to the exemption from the registration requirements of the Securities Act under Rule 144 (or any successor thereto) ("Rule 144") under the Securities Act; or

                  [ ] Such Note is being transferred pursuant to an effective registration statement under the Securities Act; or

                  [ ] Such Note is being transferred pursuant to an exemption from the registration requirements of the Securities Act to an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) that, prior to the transfer, furnishes to the Trustee such certifications and opinion of counsel required by the Company or the Trustee.

----------
(4) This certificate should only be included if this Security is a Transfer Restricted Security.

                  The Transferor acknowledges and agrees that, if the transferee will hold any such Notes in the form of beneficial interests in a global Note that is a "restricted security" within the meaning of Rule 144 under the Securities Act, then such transfer can be made only pursuant to Rule 144A under the Securities Act and such transferee must be a "qualified institutional buyer," as defined in Rule 144A, or an institutional investor that is an "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act).



                                    --------------------------------------------
                  Date:                     Signature(s) of Transferor





(If the registered owner is a corporation, partnership or fiduciary, the title of the person signing on behalf of such registered owner must be stated.)

Signature Guaranteed

-------------------------------------
Participant in a Recognized Signature
Guarantee Medallion Program

By:
   ---------------------------------------
          Authorized Signatory

                                    EXHIBIT B

                     [FORM OF CERTIFICATE TO BE DELIVERED BY
                     TRANSFEREE IN CONNECTION WITH TRANSFERS
                     TO INSTITUTIONAL ACCREDITED INVESTORS]

                                     [Date]

The Bank of New York, as Trustee
101 Barclay Street, Floor 8W
New York, NY 10286
Attention:  Corporate Trust Administration
Facsimile No.: (646) 835-8465

                            Re: Willbros Group, Inc.

Ladies and Gentlemen:

                  In connection with the undersigned's proposed purchase of $____________ aggregate principal amount of 6.5% Convertible Senior Notes due 2012 (the "Notes") of Willbros Group, Inc. (the "Company") or _____________ shares of Common Stock of the Company issued upon conversion of the Notes, par value $.05 per share (the "Common Stock," and together with the Notes, the "Securities"), the undersigned confirms, represents and warrants that:

                           (1) The undersigned is an institutional "accredited
                  investor" within the meaning of Rule 501(a)(1), (2), (3) or
                  (7) under the Securities Act of 1933, as amended (the "Securities Act") (an "Institutional Accredited Investor").

                           (2) (A) Any purchase of the Securities by the
                  undersigned will be for the undersigned's own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which the undersigned exercises sole investment discretion or (B) the undersigned is a "bank", within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring the Securities as fiduciary for the account of one or more institutions for which the undersigned exercises sold investment discretion.

                           (3) The undersigned has such knowledge and experience
                  in financial and business matters that the undersigned is capable of evaluating the merits and risks of its investment in the Securities, and the undersigned and any accounts for which it is acting is each able to bear the economic risk of its or their investment.

                           (4) The undersigned has been given an opportunity to
                  ask questions and receive answers concerning the terms and conditions of the Securities and to obtain any additional information which the Company possesses or can acquire without reasonable effort or expense that is necessary to verify the accuracy of the information furnished.

                           (5) The undersigned is not acquiring the Securities
                  with a view to distribution thereof or with any present intention of offering or selling any Securities, except as permitted below; provided that the disposition of the undersigned's property and the property of any accounts for which the undersigned is acting as fiduciary will remain at all times within the undersigned's control.

                           (6) The undersigned understands that the Securities
                  have not been registered under the Securities Act or any applicable state securities laws.

                           (7) The undersigned agrees, on its own behalf and on
                  behalf of each account for which the undersigned acquires any Securities, that if in the future the undersigned decides to resell or otherwise transfer such Securities within two years after the latest date of the original issuance of the Notes, such Securities may be resold or otherwise transferred only:

                           (A) to the Company or any subsidiary thereof;

                           (B) with respect to Notes only, to a person which is
                  a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) and otherwise in compliance with Rule 144A under the Securities Act;

                           (C) pursuant to the exemption from registration
                  provided by Rule 144 under the Securities Act (if available);

                           (D) pursuant to an exemption from the registration
                  requirements under the Securities Act to a person whom the purchaser reasonably believes is an Institutional Accredited Investor that prior to such transfer, furnishes to you (and the Trustee or the Transfer Agent, as the case may be) a signed letter substantially in the form of this letter, a transfer certificate substantially in the form provided in the Indenture and an opinion of counsel; or

                           (E) pursuant to a registration statement which has
                  been declared effective under the Securities Act and continues to be effective at the time of such transfer.

                  The undersigned further agrees to provide to any person purchasing any of the Securities from us (other than a purchaser described in clause (A), (C) or (E) above) a written notice advising such purchaser that resales of the Securities are restricted as stated herein.

                           (8) The undersigned understands that, on any proposed
                  resale of any Securities, the undersigned shall be required to furnish to the Trustee or the Transfer Agent, as the case may be, and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. The undersigned further understands that the Securities purchased by the undersigned will bear a legend to the foregoing effect.

                  Each of the Company, the Trustee or the Transfer Agent, as the case may be, and the initial purchasers of the Securities is entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                                 Very truly yours,



                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:
                                                    Address:

                                    EXHIBIT C

                         [FORM OF RESTRICTIVE LEGEND FOR
                      COMMON STOCK ISSUED UPON CONVERSION]

                  THE SECURITY EVIDENCED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT OF 1933"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER:

                           (1) REPRESENTS THAT (A) IT IS A "QUALIFIED
         INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT OF 1933 OR (B) IT IS AN INSTITUTIONAL INVESTOR THAT IS AN "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3), OR (7) UNDER THE SECURITIES ACT (AN "INSTITUTIONAL ACCREDITED INVESTOR");

                           (2) AGREES THAT IT SHALL NOT, WITHIN TWO YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE SHARES OF COMMON STOCK EVIDENCED HEREBY WERE ISSUED, RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY EXCEPT (A) TO THE WILLBROS GROUP, INC. OR ANY SUBSIDIARY THEREOF, (B) PURSUANT TO THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (C) TO THE EXTENT PERMITTED BY APPLICABLE LAW, TO A PERSON THAT THE HOLDER REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN, AND IN COMPLIANCE WITH, RULE 144A UNDER THE SECURITIES ACT OF 1933, (D) PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933 (IF AVAILABLE) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT PRIOR TO SUCH TRANSFER, FURNISHES TO MELLON INVESTOR SERVICES LLC, AS TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), SUCH CERTIFICATIONS AND OPINION OF COUNSEL REQUIRED BY THE COMPANY OR TRANSFER AGENT OR (E) PURSUANT TO A REGISTRATION STATEMENT THAT HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT OF 1933 AND THAT CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER; AND

                           (3) AGREES THAT IT SHALL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(A), 2(B) OR 2(E) ABOVE), A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         NOTWITHSTANDING THE FOREGOING, THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THIS SECURITY.

         THE HOLDER OF THIS SECURITY IS ENTITLED TO THE BENEFITS OF A REGISTRATION RIGHTS AGREEMENT (AS SUCH TERM IS DEFINED IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF) AND, BY ITS ACCEPTANCE HEREOF, AGREES TO BE BOUND BY AND TO COMPLY WITH THE PROVISIONS OF SUCH REGISTRATION RIGHTS AGREEMENT.